As filed with the Securities and Exchange
                         Commission on January 31, 2007

                                                        File Nos.      33-45328
                                                                       811-06554

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                           Pre-Effective Amendment No.
                   Post Effective Amendment No. 35          X

                                     and/or

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                           Amendment No. 34          X

             ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST, INC.
               (Exact Name of Registrant as Specified in Charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of Principal Executive Office) (Zip Code)

               Registrant's Telephone Number, including Area Code:
                                 (800) 221-5672

                                 EMILIE D. WRAPP
                             AllianceBernstein L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)


                          Copies of communications to:
                               KATHLEEN K. CLARKE
                               Seward & Kissel LLP
                                1200 G Street, NW
                                    Suite 350
                              Washington, DC 20005

It is proposed that this filing will become effective (check appropriate box)

     |_|  immediately upon filing pursuant to paragraph (b)

     |X|  on February 1, 2007 pursuant to paragraph (b)

     |_|  60 days after filing pursuant to paragraph (a)(1)
     |_|  on (date) pursuant to paragraph (a)(1)
     |_|  75 days after filing pursuant to paragraph (a)(2)
     |_|  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

     |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

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       AB
ALLIANCE BERNSTEIN
   Investments



 PROSPECTUS  |  FEBRUARY 1, 2007


 The AllianceBernstein Bond Funds


Income and Stability Funds                                     Income Funds
   [GRAPHIC] AllianceBernstein Short Duration Portfolio           [GRAPHIC] AllianceBernstein Global Strategic Income Trust
   [GRAPHIC] AllianceBernstein U.S. Government Portfolio          [GRAPHIC] AllianceBernstein Global Government Income Trust
   [GRAPHIC] AllianceBernstein Intermediate Bond Portfolio

Total Return Funds
   [GRAPHIC] AllianceBernstein Corporate Bond Portfolio
   [GRAPHIC] AllianceBernstein High Yield Fund
   [GRAPHIC] AllianceBernstein Emerging Market Debt Fund


 The AllianceBernstein Bond Funds provide a broad selection of investment alternatives to investors seeking high current income.

 The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

BOND FUNDS

Investment Products Offered
(right triangle) Are Not FDIC Insured
(right triangle) May Lose Value
(right triangle) Are Not Bank Guaranteed

TABLE OF CONTENTS
--------------------------------------------------------------------------------


                                                                            Page

SUMMARY INFORMATION........................................................   4

INCOME AND STABILITY FUNDS.................................................   6

ALLIANCEBERNSTEIN SHORT DURATION PORTFOLIO.................................   6

ALLIANCEBERNSTEIN U.S. GOVERNMENT PORTFOLIO................................   8

ALLIANCEBERNSTEIN INTERMEDIATE BOND PORTFOLIO..............................  10

TOTAL RETURN FUNDS.........................................................  12

ALLIANCEBERNSTEIN CORPORATE BOND PORTFOLIO.................................  12

ALLIANCEBERNSTEIN HIGH YIELD FUND..........................................  14

ALLIANCEBERNSTEIN EMERGING MARKET DEBT FUND................................  16

INCOME FUNDS...............................................................  18

ALLIANCEBERNSTEIN GLOBAL STRATEGIC INCOME TRUST............................  18

ALLIANCEBERNSTEIN GLOBAL GOVERNMENT INCOME TRUST...........................  20

RISKS SUMMARY..............................................................  22

FEES AND EXPENSES OF THE FUNDS.............................................  24

INVESTING IN THE FUNDS.....................................................  27
How to Buy Shares..........................................................  27
The Different Share Class Expenses.........................................  28
Sales Charge Reduction Programs............................................  29
CDSC Waivers and Other Programs............................................  31
The "Pros" and "Cons" of Different Share Classes...........................  31
Payments to Financial Advisors and their Firms.............................  32
How to Exchange Shares.....................................................  33
How to Sell or Redeem Shares...............................................  33
Frequent Purchases and Redemptions of Fund Shares..........................  34
How the Funds Value their Shares...........................................  36

MORE INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS.....................  36

MANAGEMENT OF THE FUNDS....................................................  45

DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................  50

CONVERSION FEATURE.........................................................  51

GENERAL INFORMATION........................................................  51

GLOSSARY OF INVESTMENT TERMS...............................................  52

FINANCIAL HIGHLIGHTS.......................................................  53

APPENDIX A--BOND RATINGS...................................................  63

APPENDIX B--HYPOTHETICAL INVESTMENT AND EXPENSE INFORMATION................  66

SUMMARY INFORMATION
--------------------------------------------------------------------------------


This Prospectus begins with a summary of key information about each of the AllianceBernstein(R) Bond Funds. The Summary describes a Fund's objectives, investment strategies, principal risks, and fees. You will find additional information about the Funds and their investments beginning on page 36.


PERFORMANCE INFORMATION
This Summary includes a table for each Fund showing its average annual returns before and after taxes and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Fund by showing:

.. how the Fund's average annual returns for one, five, and ten years (or over the life of the Fund) compare to those of a broad-based securities market index; and

.. how the Fund's performance changed from year to year over ten years (or over the life of the Fund).

                                  PLEASE NOTE

  A Fund's past performance before and after taxes, of course, does not necessarily indicate how it will perform in the future.

  As with all investments, you may lose money by investing in the Funds.

RISK

                            WHY IS RISK IMPORTANT?

  You should consider risk carefully when investing in a Fund. You could put your money in investments that have very little risk (for example, certificates of deposit issued by a bank), but these investments would typically have a lower return than a riskier investment. In other words, you should get a higher return if your investments have more risk.


  We have included a graphic for each Fund that shows the Fund's risk profile as compared to our other bond funds. For your information, bond funds generally, but not always, are less risky than stock funds. The bar chart for each Fund also gives an indication of a Fund's overall risk. A Fund with a higher variability of returns is a riskier investment.

This Summary lists the principal risks for each Fund followed by an explanation of these risks. Generally, each Fund has broad risks that apply to all funds, such as market risk, interest rate risk, and credit risk, as well as specific risks of investing in a particular type of fixed-income securities, such as emerging market debt risk, high yield securities risk, prepayment risk or currency risk. The risks of a Fund may be increased by the use of borrowing techniques or derivatives, such as futures, options and swaps.


                             WHAT IS MARKET RISK?


  Market risk is the risk that factors affecting the securities markets generally will cause a possibly adverse change in the value of the fixed-income securities owned by a Fund. The value of these securities may decline simply because of economic changes or other events that impact large portions of the market. The factors include real or perceived unfavorable market conditions, increases in the rate of inflation, and changes in the general outlook for consumer spending, home sales and mortgage rates, or corporate earnings. Each of the Funds is subject to this risk.


                          WHAT IS INTEREST RATE RISK?

  Changes in interest rates affect the value of fixed-income securities. If interest rates rise, the prices of these securities fall because to earn the higher rate the fixed principal amount has to be lower. In other words, fixed-income securities' prices and interest rates move in opposite directions. Increases in interest rates will cause a Fund's net asset value to decline and, at least in the near term, this decrease in value will not be offset by higher interest income from new investments. This risk is higher for fixed-income securities with longer maturities. Shorter and intermediate-term securities are less sensitive to interest rate changes. The opposite side of the effect of changes in interest rates is that if interest rates fall, the prices of fixed-income securities will increase. You, as an investor, would benefit from decreases in interest rates because your Fund's net asset value would increase.

                             WHAT IS CREDIT RISK?


  The issuers of fixed-income securities may default by failing to make interest payments or to repay principal in a timely manner. This is referred to as credit risk. To illustrate, credit risk is virtually non-existent for securities issued by the U.S. Government as well as other major non-U.S. countries. Credit risk is higher for fixed-income securities issued by corporations. The degree of credit risk is reflected in credit ratings described below. Securities with higher credit risks (and lower ratings), often referred to as high yield securities, generally pay a higher interest rate to compensate investors for the additional risk.

CREDIT RATINGS

Credit ratings of fixed-income securities measure an issuer's expected ability to pay principal and interest over time. Credit ratings are determined by ratings organizations, such as S&P, Moody's or Fitch. A lower rating means there is a greater chance that an issuer will fail to meet its payment obligation or default. The following terms are generally used to describe the credit quality of debt securities depending on the security's credit rating or, if unrated, credit quality as determined by the Funds' Adviser:


..  investment grade or

..  below investment grade ("high yield securities" or "junk bonds").

For a further description of credit ratings, see "Appendix A--Bond Ratings." As noted in Appendix A, the credit rating organizations may modify their ratings of securities to show relative standing within a rating category, with the addition of numerical modifiers (1, 2 or 3) in the case of Moody's, with the addition of a plus (+) or minus (-) sign in the case of S&P and Fitch, and with the addition of "high" or "low" for Dominion. A Fund may purchase a security, regardless of any rating modification, provided the security is rated at or above the Fund's minimum rating category. For example, a Fund may purchase a security rated B1 by Moody's, or B- by S&P, provided the Fund may purchase securities rated B. Any reference to ratings by S&P or Moody's includes equivalent ratings by other rating agencies.

OTHER INFORMATION
Maturity and Duration

The maturity of a fixed-income security is the date at which the principal amount of the security is payable. As discussed above, fixed-income securities with longer maturities will be more volatile because they are more sensitive to interest rates. To compensate for the increase in risk, however, these securities generally have a higher yield.


Duration measures a bond or portfolio's sensitivity to interest rate changes. It is expressed as a number of years. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of four years, its value will change by 4% if rates change by 1%; a duration of two years will result in a 2% change in value, and so on. Thus, shorter duration bonds result in lower expected volatility.


General


.. The Funds' investment adviser is AllianceBernstein L.P., or the Adviser, a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 125 mutual funds.

.. References to "net assets" mean the assets of a Fund after liabilities, plus any borrowings used for investment purposes. In other words, net assets reflect the value of a Fund's investments.


.. Funds that have a policy to invest at least 80% of their net assets in securities indicated by their name, such as U.S. Government or Corporate Bond, will not change these policies without 60 days' prior written notice to shareholders.

INCOME AND STABILITY FUNDS
--------------------------------------------------------------------------------

The Income and Stability Funds offer a selection of alternatives to investors seeking high current income consistent with the preservation of capital through investments primarily in investment grade securities.

AllianceBernstein Short Duration Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund seeks to provide safety of principal and a moderate rate of return that is subject to taxes.

The Fund invests, under normal circumstances, at least 80% of its net assets in securities rated A- or better and comparably rated commercial paper and notes. The Fund may purchase many types of fixed-income securities, including corporate bonds, notes, U.S. government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, loan participations and preferred stock. The Fund also may invest up to 20% of its total assets in foreign fixed-income securities of issuers in developed or emerging-market countries. The Fund also may invest up to 20% of its total assets in fixed-income securities rated BB- or B- by national rating agencies, which are not investment grade or higher.


The Fund seeks to maintain an effective duration of one to three years under normal market conditions. The Fund may use interest rate forecasting to determine the best level of interest rate risk at a given time. The Fund may moderately shorten its average duration when the Adviser expects interest rates to rise and modestly lengthen its average duration when the Adviser anticipates that rates will fall.

To solve the complex problems of bond valuation, the Adviser devotes considerable resources to research. The Adviser's business is investment research and management, and it has developed proprietary and innovative means of improving investment decision-making.

To minimize the emotional aspects of decision-making under uncertainty, the Adviser strives to apply its valuation tools in a consistent and disciplined fashion. Investment decision-making is disciplined, centralized and highly systematic.

To identify attractive bonds for the Fund, the Adviser evaluates securities and sectors to identify the most attractive securities in the market at a given time--those offering the highest expected return in relation to their risks. In addition, the Adviser may analyze the yield curve to determine the optimum combination of duration for given degrees of interest rate risk. Finally, the Adviser may use interest rate forecasting to determine the best level of interest rate risk at a given time, within specified limits for the Fund.

The Fund may invest, without limit, in derivatives, such as options, futures, forwards and swaps. The Fund also may invest up to 20% of its assets in structured instruments, which have characteristics of futures, options, currencies, and securities. The Fund also may:


..  purchase or sell securities on a forward commitment basis;

..  invest in variable, floating and inverse floating rate investments;

..  invest in zero coupon and interest-only or principal-only securities; and

..  invest in obligations of supranational entities.

The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS:


..Market Risk          .Foreign Risk
..Interest Rate Risk   .Emerging Market Risk
..Credit Risk          .Currency Risk
..Inflation Risk       .Prepayment Risk
                      .Derivatives Risk
                      .Leverage Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                                             Since
                                                   1 Year Inception**
---------------------------------------------------------------------
Class A*** Return Before Taxes                     -0.68%    0.57%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions     -2.03%   -0.49%
           --------------------------------------- ------ -----------
           Return After Taxes on Distributions and
           Sale of Fund Shares*                    -0.46%   -0.13%
---------- --------------------------------------- ------ -----------
Class B    Return Before Taxes                      0.00%    1.06%
---------- --------------------------------------- ------ -----------
Class C    Return Before Taxes                      2.07%    2.07%
---------- --------------------------------------- ------ -----------
Merrill    (reflects no deduction for fees,
Lynch      expenses, or taxes)
1-3 Year
Treasury
Index                                               3.96%    2.02%
---------- --------------------------------------- ------ -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception dates for Class A, B and C shares: 5/21/03.
***After-tax returns:

 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have different expense ratios;

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


Calendar Year End (%)

                                     [CHART]

1997    1998   1999   2000   2001   2002    2003    2004    2005     2006
----    ----   ----   ----   ----   ----    ----    ----    ----     ----
n/a     n/a    n/a    n/a    n/a    n/a     n/a     0.92%   1.02%   3.75%


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:


Best Quarter was up 1.85% in the 3rd quarter, 2006; and Worst Quarter was down -1.24% in the 2nd quarter, 2004.

AllianceBernstein U.S. Government Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.


The Fund invests, under normal circumstances, at least 80% of its net assets in U.S. Government securities and repurchase agreements and forward contracts relating to U.S. Government securities. U.S. Government securities in which the Fund invests may include a significant amount of mortgage-backed securities issued by government-sponsored entities, such as the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, that are neither issued nor guaranteed by the U.S. Treasury. The Fund may invest the remaining 20% of its net assets in non-U.S. Government debt securities, such as mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities and variable, floating, and inverse floating rate instruments, preferred stock, and other corporate debt securities.

The Fund will not invest in any security rated below BBB- by S&P or Baa- by Moody's. The Fund may invest in debt securities with a range of maturities from short- to long-term.


The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may also invest, without limit, in derivative instruments, such as options, futures, forwards, or swap agreements.


The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS:


..Market Risk          .Prepayment Risk
..Interest Rate Risk   .Derivatives Risk
..Inflation Risk       .Leverage Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                            1 year 5 years** 10 years**
-----------------------------------------------------------------------
Class A*** Return Before Taxes              -1.90%   2.64%     4.45%
           -------------------------------- ------ --------- ----------
           Return After Taxes on
           Distributions                    -3.48%   0.98%     2.18%
           -------------------------------- ------ --------- ----------
           Return After Taxes on
           Distributions and Sale of
           Fund Shares                      -1.26%   1.27%     2.37%
---------- -------------------------------- ------ --------- ----------
Class B    Return Before Taxes              -1.20%   2.80%     4.45%
---------- -------------------------------- ------ --------- ----------
Class C    Return Before Taxes               0.77%   2.80%     4.16%
---------- -------------------------------- ------ --------- ----------
Advisor    Return Before Taxes
Class                                        2.78%   3.88%     4.82%
---------- -------------------------------- ------ --------- ----------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Government
Bond Index                                   3.48%   4.64%     6.01%
---------- -------------------------------- ------ --------- ----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**Inception Date for Advisor Class shares: 10/6/00. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

***After-tax Returns:

 --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios.

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


Calendar Year End (%)

                                     [CHART]

1997   1998    1999    2000   2001   2002   2003   2004   2005   2006
----   ----    ----    ----   ----   ----   ----   ----   ----   ----
8.55%  8.60%  -3.21%  12.42%  5.72%  9.21%  0.72%  3.35%  2.16%  2.48%


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 5.62% in the 3rd quarter, 2002; and

Worst Quarter was down -3.11% in the 2nd quarter, 2004.

AllianceBernstein Intermediate Bond Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is to generate income and price appreciation without assuming what the Adviser considers undue risk.


The Fund invests, under normal circumstances, at least 80% of its net assets in investment grade fixed-income securities. The Fund expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Fund expects that the average duration of the Fund's investments will be in the intermediate range of three to six years. The Fund may invest up to 20% of its net assets in below investment grade bonds.


The Fund may invest without limit in U.S. Dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. Dollar- denominated foreign fixed-income securities, whose currency risk will be fully hedged at the time of investment. These investments may include, in each case, developed and emerging market debt securities.



The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements. For hedging purposes, the Fund may enter into forward currency exchange contracts and options on foreign currencies.


The Fund expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Fund's performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

PRINCIPAL RISKS:


..Market Risk          .Foreign Risk
..Interest Rate Risk   .Emerging Markets Risk
..Credit Risk          .Currency Risk
..Inflation Risk       .Prepayment Risk
                      .Derivatives Risk
                      .Leverage Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                                                Since
                                            1 year 5 years** Inception**
------------------------------------------------------------------------
Class A*** Return Before Taxes              -0.43%   3.23%      4.69%
           -------------------------------- ------ --------- -----------
           Return After Taxes on
           Distributions                    -1.84%   1.65%      2.81%
           -------------------------------- ------ --------- -----------
           Return After Taxes on
           Distributions and Sale of
           Fund Shares                      -0.30%   1.82%      2.85%
---------- -------------------------------- ------ --------- -----------
Class B    Return Before Taxes               0.80%   3.52%      4.70%
---------- -------------------------------- ------ --------- -----------
Class C    Return Before Taxes               2.26%   3.44%      4.55%
---------- -------------------------------- ------ --------- -----------
Advisor    Return Before Taxes
Class                                        4.28%   4.45%      5.52%
---------- -------------------------------- ------ --------- -----------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Aggregate
Index                                        4.33%   5.06%      6.22%
---------- -------------------------------- ------ --------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Dates for Class A, B and C shares: 7/1/99, and Advisor Class shares: 10/9/00. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares, respectively.
***After-tax Returns:

 --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios.

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


 Calendar Year End (%)

                                    [CHART]

 1997   1998   1999    2000     2001    2002    2003     2004    2005    2006
 ----   ----   ----    ----     ----    ----    ----     ----    ----    ----
 n/a    n/a    n/a     11.25%   7.36%   7.67%   3.69%    3.48%   1.94%   3.97%


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 4.56% in the 3rd quarter, 2001; and Worst Quarter was down -2.50% in the 2nd quarter, 2004.

TOTAL RETURN FUNDS
--------------------------------------------------------------------------------

The Total Return Funds offer a selection of alternatives to investors seeking to maximize total returns.

AllianceBernstein Corporate Bond Portfolio
--------------------------------------------------------------------------------

                                    [GRAPHIC]



OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is to maximize total returns from price appreciation and income.

The Fund invests, under normal circumstances, in at least 80% of its net assets in corporate bonds and other corporate debt securities. The Fund also invests in securities of non-corporate issuers. The Fund invests primarily in fixed-income securities considered investment grade but also invests in below investment grade securities. The Fund may invest up to 50% of its assets in foreign (non-U.S.) fixed-income securities and in sovereign debt obligations. All of the Fund's investments, whether foreign or domestic, are U.S. Dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Fund pursues a more aggressive investment strategy than other corporate bond funds because, among other things, it may invest more of its assets in below investment grade securities. As a result, the Fund may have higher risk because it tends to have greater net asset value volatility than most other corporate bond funds.


The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.


PRINCIPAL RISKS:


..Market Risk          .Foreign Risk
..Interest Rate Risk   .Derivatives Risk
..Credit Risk          .Leverage Risk
..Inflation Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                            1 year 5 years** 10 years**
-----------------------------------------------------------------------
Class A*** Return Before Taxes               0.17%   4.70%     5.32%
           -------------------------------- ------ --------- ----------
           Return After Taxes on
           Distributions                    -1.69%   2.45%     2.47%
           -------------------------------- ------ --------- ----------
           Return After Taxes on
           Distributions and Sale of Fund
           Shares                            0.07%   2.63%     2.72%
---------- -------------------------------- ------ --------- ----------
Class B    Return Before Taxes               0.90%   4.84%     5.33%
---------- -------------------------------- ------ --------- ----------
Class C    Return Before Taxes               2.89%   4.86%     5.03%
---------- -------------------------------- ------ --------- ----------
Advisor    Return Before Taxes
Class                                        4.94%   5.91%     9.93%
---------- -------------------------------- ------ --------- ----------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Baa U.S.
Credit
Index                                        4.45%   6.43%     6.65%
---------- -------------------------------- ------ --------- ----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**Inception Date for Advisor Class shares: 8/8/02. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

***After-tax Returns:

 --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios.

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
--Arenot relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                   [CHART]

1997     1998    1999    2000    2001    2002    2003    2004    2005    2006
----     ----    ----    ----    ----    ----    ----    ----    ----    ----
11.81%  -0.03%   1.93%   8.12%   8.83%  -1.85%   16.46%  8.09%   1.63%   4.61%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 7.01% in the 2nd quarter, 1997; and Worst Quarter was down -7.04% in the 3rd quarter, 1998.

AllianceBernstein High Yield Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is to maximize total returns from price appreciation and income.

The Fund invests, under normal circumstances, at least 80% of its net assets in high yield debt securities. The Fund invests in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Fund is managed to maximize total return by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Fund uses various strategies in attempting to achieve its objective. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Fund may invest in U.S. Dollar-denominated and non-U.S. Dollar-denominated foreign fixed-income securities. The Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.


The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements. For hedging purposes, the Fund may enter into forward currency exchange contracts and options on foreign currencies.


PRINCIPAL RISKS:


..Market Risk          .Foreign Risk
..Interest Rate Risk   .Currency Risk
..Credit Risk          .Derivatives Risk
..Inflation Risk       .Leverage Risk
                      .Liquidity Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                                              Since
                                            1 Year 5 Years Inception**
----------------------------------------------------------------------
Class A*** Return Before Taxes               4.45%  6.73%     3.94%
           -------------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions                     1.92%  3.70%     0.30%
           -------------------------------- ------ ------- -----------
           Return After Taxes on
           Distributions and Sale of
           Fund Shares                       2.80%  3.88%     1.05%
---------- -------------------------------- ------ ------- -----------
Class B    Return Before Taxes               4.51%  6.88%     3.95%
---------- -------------------------------- ------ ------- -----------
Class C    Return Before Taxes               7.34%  6.89%     3.69%
---------- -------------------------------- ------ ------- -----------
Advisor    Return Before Taxes
Class                                        9.60%  8.00%     4.75%
---------- -------------------------------- ------ ------- -----------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
U.S High
Yield - 2%
Issuer Cap
Index                                       10.76% 10.20%     6.63%
---------- -------------------------------- ------ ------- -----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**Inception Date for all Classes: 4/22/97.
***After-tax Returns:

 --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios.

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.

Calendar Year End (%)

                                     [CHART]

1997   1998    1999     2000    2001    2002     2003    2004    2005   2006
----   ----    ----     ----    ----    ----     ----    ----    ----   ----
n/a   -1.68%  -1.79%  -11.90%  -0.59%  -3.26%   24.26%   8.17%   1.91%  9.09%

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 8.06% in the 2nd quarter, 2003; and Worst Quarter was down -9.63% in the 3rd quarter, 1998.

AllianceBernstein Emerging Market Debt Fund
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is to maximize total returns from price appreciation and income.


The Fund invests, under normal circumstances, at least 80% of its net assets in emerging market debt securities. The Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are included in the J.P. Morgan Emerging Markets Bond Global Index and are considered at the time of purchase to be emerging markets or developing countries. The Fund may invest in debt securities with a range of maturities from short- to long-term.


The Fund generally invests in U.S. Dollar-denominated sovereign debt obligations and corporate fixed-income securities. The Fund may also invest in non-U.S. Dollar-denominated fixed-income securities but will invest no more than 5% of its assets in securities denominated in any one currency other than the U.S. Dollar. As an operating policy, the Fund will limit its investments in non-U.S. Dollar-denominated securities to no more than 25% of its assets.

Substantially all of the Fund's assets may be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC+ or lower by S&P and Fitch) and unrated securities of equivalent investment quality. The Fund also may invest in investment grade securities and unrated securities.

The Fund may use borrowings for investment purposes. The Fund may also make short sales of securities or maintain a short position. The Fund is non-diversified, meaning it may invest more of its assets in a fewer number of issuers.


The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements. For hedging purposes, the Fund may enter into forward currency exchange contracts and options on foreign currencies.


PRINCIPAL RISKS:


..Market Risk          .Foreign Risk
..Interest Rate Risk   .Emerging Market Risk
..Credit Risk          .Currency Risk
..Inflation Risk       .Diversification Risk
                      .Derivatives Risk
                      .Leverage Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                           1 Year 5 Years 10 Years
------------------------------------------------------------------
Class A** Return Before Taxes               7.08% 16.60%   10.91%
          -------------------------------- ------ ------- --------
          Return After Taxes on
          Distributions                     3.87% 13.10%    6.16%
          -------------------------------- ------ ------- --------
          Return After Taxes on
          Distributions and Sale of Fund
          Shares                            5.14% 12.33%    6.16%
--------- -------------------------------- ------ ------- --------
Class B   Return Before Taxes               8.10% 16.66%   10.85%
--------- -------------------------------- ------ ------- --------
Class C   Return Before Taxes              10.09% 16.67%   10.54%
--------- -------------------------------- ------ ------- --------
JPMorgan  (reflects no deduction for fees,
Emerging  expenses, or taxes)
Markets
Global
Index                                       9.87% 14.08%   10.67%
--------- -------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.
BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


Calendar Year End (%)

                                     [CHART]

1997    1998    1999    2000    2001    2002    2003    2004    2005    2006
----    ----    ----    ----    ----    ----    ----    ----    ----    ----
9.01%  -22.06%  26.71%  14.47%  6.10%   18.69%  38.42%  11.09%  10.16%  11.85%


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 18.35% in the 4th quarter, 2002; and Worst Quarter was down -28.67% in the 3rd quarter, 1998.

INCOME FUNDS

--------------------------------------------------------------------------------



The Income Funds are choices for investors seeking current income.


AllianceBernstein Global Strategic Income Trust
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:

The Fund's investment objective is to generate current income consistent with preservation of capital.

The Fund invests in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and non-U.S. Government securities and supranational entities, including lower-rated securities. Under normal circumstances, the Fund invests at least 65% of its net assets in fixed-income securities of issuers located in at least three countries, one of which may be the United States. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The Fund's investments in U.S. Government securities and other fixed-income securities may include mortgage-related securities, other asset backed securities, inflation-protected securities, and zero coupon securities. The Fund may make use of borrowings for investment purposes.


The Fund will maintain at least 65% of its total assets in investment grade securities. Its other investments will include below investment grade securities such as corporate high yield fixed-income securities, sovereign debt obligations and fixed-income securities of issuers located in emerging markets.



The Fund may invest, without limit, in derivatives, such as options, futures, forwards and swaps. The Fund also may:

..  invest in loan participations and assignments;

.. invest in foreign currencies and Eurodollar instruments, and purchase or sell forward currency exchange contracts;

..  invest in variable, floating, and inverse floating rate instruments;

..  invest in preferred stock;

..  invest in indexed commercial paper;

..  invest in structured securities;

.. purchase and sell securities on a forward commitment basis and enter into standby commitments;

..  make short sales of securities or maintain a short position; and

..  enter into reverse repurchase agreements and dollar rolls.

PRINCIPAL RISKS:


..Market Risk          .Foreign Risk
..Interest Rate Risk   .Emerging Market Risk
..Credit Risk          .Currency Risk
..Inflation Risk       .Prepayment Risk
                      .Derivatives Risk
                      .Leverage Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                            1 Year 5 Years 10 Years**
---------------------------------------------------------------------
Class A*** Return Before Taxes               0.05%  6.21%    5.68%
           -------------------------------- ------ ------- ----------
           Return After Taxes on
           Distributions                    -1.23%  4.16%    2.64%
           -------------------------------- ------ ------- ----------
           Return After Taxes on
           Distributions and Sale of
           Fund Shares                       0.01%  4.07%    2.89%
---------- -------------------------------- ------ ------- ----------
Class B    Return Before Taxes              -0.30%  6.39%    5.71%
---------- -------------------------------- ------ ------- ----------
Class C    Return Before Taxes               2.73%  6.37%    5.42%
---------- -------------------------------- ------ ------- ----------
Advisor    Return Before Taxes
Class                                        4.79%  7.47%    5.55%
---------- -------------------------------- ------ ------- ----------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Global
Aggregate
Bond Index
(U.S.
hedged)                                      6.64%  7.85%    5.52%
---------- -------------------------------- ------ ------- ----------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.

**Inception Date for Advisor Class shares: 12/18/97. Performance information for periods prior to the inception of Advisor Class shares is the performance of the Fund's Class A shares adjusted to reflect the lower expense ratio of Advisor Class shares.

***After-tax Returns:

 --Are shown for Class A shares only and will vary for Class B, Class C and Advisor Class shares because these Classes have different expense ratios.

 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


Calendar Year End (%)

                                    [CHART]

1997    1998    1999     2000    2001    2002    2003    2004   2005    2006
----    ----    ----     ----    ----    ----    ----    ----   ----    ----
15.31%  1.99%   7.63%    4.57%  -2.81%   5.04%   15.61%  6.13%  4.82%   4.47%


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 7.36% in the 4th quarter, 2002; and Worst Quarter was down -5.70% in the 3rd quarter, 1998.

AllianceBernstein Global Government Income Trust
--------------------------------------------------------------------------------

                                    [GRAPHIC]


OBJECTIVE AND PRINCIPAL STRATEGIES:
The Fund's investment objective is to generate current income consistent with preservation of capital.

The Fund invests, under normal circumstances, at least 80% of its net assets in government securities. The Fund invests, under normal circumstances, at least 65% of its net assets in debt securities issued or guaranteed by governments of countries that are members of the Organization of Economic Co-operation and Development, or OECD. The Fund's investments may be denominated in local currency or U.S. Dollar-denominated, but the Fund expects to maintain at least 25% of its assets in U.S. Dollar-denominated securities. The Fund may invest in debt securities with a range of maturities from short- to long-term.

The OECD is composed of 30 countries having market democracies that work together to address economic, social, and environmental and governance issues. The OECD countries, three-quarters of which are considered to be developed countries, such as the United States, the United Kingdom, Canada and Australia, provide the Fund with broad and diversified global investment opportunities. The Fund will invest no more than 10% of its net assets in any one country unless that country is both a member of the OECD and rated investment grade.


The Adviser will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.


Under normal circumstances, the Fund invests at least 80% of its assets in fixed-income securities rated investment grade at the time of investment. The Fund may use borrowings for investment purposes.


The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund may use leverage for investment purposes. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements. For hedging purposes, the Fund may enter into forward currency exchange contracts and options on foreign currencies.


PRINCIPAL RISKS:


..Market Risk          .Foreign Risk
..Interest Rate Risk   .Emerging Market Risk
..Credit Risk          .Currency Risk
..Inflation Risk       .Diversification Risk
                      .Derivatives Risk
                      .Leverage Risk

Please see "Risks Summary" for a description of these and other risks of investing in the Fund.

The table and bar chart below provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------

Average Annual Total Returns*

(For the periods ended December 31, 2006)

--------------------------------------------------------------------------------

                                               1 Year 5 Years 10 Years
----------------------------------------------------------------------
Class A**  Return Before Taxes                 2.06%   8.80%   9.12%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions 0.08%   6.07%   5.59%
           ----------------------------------- ------ ------- --------
           Return After Taxes on Distributions
           and Sale of Fund Shares             1.27%   5.87%   5.55%
           ----------------------------------- ------ ------- --------
-----------
Class B    Return Before Taxes                 2.80%   8.95%   9.08%
---------- ----------------------------------- ------ ------- --------
Class C    Return Before Taxes                 4.80%   8.96%   8.79%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Global
Treasury
Index+                                         3.32%   4.61%   6.17%
---------- ----------------------------------- ------ ------- --------
Lehman     (reflects no deduction for fees,
Brothers   expenses, or taxes)
Aggregate
Bond Index
(unhedged)                                     4.33%   5.06%   6.24%
---------- ----------------------------------- ------ ------- --------

* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges as well as conversion of Class B shares to Class A shares after the applicable period.
**After-tax Returns:
 --Are shown for Class A shares only and will vary for Class B and C shares because these Classes have higher expense ratios;
 --Are an estimate, which is based on the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
 --Are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

+ The Fund's broad-based index used for comparison purposes has changed from the Lehman Brothers Aggregate Bond Index (unhedged) to the Lehman Brothers Global Treasury Index because the new index more closely resembles the characteristics of the Fund's investments.


BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown.


Calendar Year End (%)

                                    [CHART]

1997   1998   1999    2000   2001    2002    2003    2004    2005    2006
----   ----   ----    ----   ----    ----    ----    ----    ----    ----
14.98% 6.54%  7.86%   18.47% 0.31%   10.69%  15.13%  6.87%   9.72%   6.57%


You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best Quarter was up 9.59% in the 2nd quarter, 2003; and Worst Quarter was down -5.45% in the 2nd quarter, 2004.

RISKS SUMMARY


In this Summary, we describe the principal and other risks that may affect a Fund's portfolio as a whole. This Prospectus has additional descriptions of risks applicable to specific investments in the discussions below under "More Information About the Funds and Their Investments."


MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over short or long-term periods.


INTEREST RATE RISK
Changes in interest rates will affect the value of a Fund's investments in fixed-income securities. When interest rates rise, the value of a Fund's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for Funds that invest in fixed-income securities with longer maturities or durations.

CREDIT RISK
This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

INFLATION RISK
This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of each Fund's assets can decline as can the value of the Fund's distributions. This risk is significantly greater for those Funds that invest a significant portion of their assets in fixed-income securities with longer maturities.

FOREIGN (NON-U.S.) RISK

A Fund's investments in non-U.S. securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Non-U.S. issuers usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Fund's investments in a foreign country other than the United States. These risks are heightened for emerging market countries because there may be more economic political and social instability, and investments in companies in emerging markets may have more risk because these securities may be more volatile and less liquid. To the extent a Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.


CURRENCY RISK
This is the risk that fluctuations in the exchange rates in the currency markets between the U.S. Dollar and foreign (non-U.S.) currencies may negatively affect the value of a Fund's investments or reduce the returns of a Fund.

EMERGING MARKET RISK
Foreign investment risk may be particularly high to the extent a Fund invests in emerging market securities of issuers based in countries with developing economies. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed foreign (non-U.S.) countries.

PREPAYMENT RISK
The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

DIVERSIFICATION RISK
Funds that are "non-diversified" may invest more of their assets in a relatively small number of issuers. Funds that invest in a relatively small number of issuers are more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be.

DERIVATIVES RISK
The Funds may use derivatives. These investment strategies may be riskier than other investment strategies and may result in greater volatility for a Fund, particularly during periods of market declines.

LEVERAGE RISK

When a Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a Fund's investments. A Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money.


LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous time or price. Derivative-based securities subject to substantial market and credit risk may have greater liquidity risk.


MANAGEMENT RISK

Each Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there is no guarantee that its techniques will produce the intended result.


---------------------------------------------------------------------------------------------------------------------------
                                                   Foreign
                         Interest                   (Non-  Emerging           Pre-   Diversifi-  Deri-
                  Market   Rate   Credit Inflation  U.S.)   Market  Currency payment   cation   vatives Leverage Liquidity
Fund               Risk    Risk    Risk    Risk     Risk     Risk     Risk    Risk      Risk     Risk     Risk     Risk
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Short Duration     .       .       .        .        .       .        .        .                  .       .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 U.S. Government    .       .                .                                  .                  .       .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Intermediate
 Bond               .       .       .        .        .       .        .        .                  .       .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Corporate Bond     .       .       .        .        .                                            .       .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 High Yield         .       .       .        .        .                .                           .       .         .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Emerging Market
 Debt               .       .       .        .        .       .        .                 .         .       .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Global Strategic
 Income             .       .       .        .        .       .        .        .                  .       .
---------------------------------------------------------------------------------------------------------------------------
AllianceBernstein
 Global
 Government
 Income             .       .       .        .        .       .        .                 .         .       .
---------------------------------------------------------------------------------------------------------------------------


-------------------------

                  Manage-
                   ment
Fund               Risk
-------------------------
AllianceBernstein
 Short Duration      .
-------------------------
AllianceBernstein
 U.S. Government     .
-------------------------
AllianceBernstein
 Intermediate
 Bond                .
-------------------------
AllianceBernstein
 Corporate Bond      .
-------------------------
AllianceBernstein
 High Yield          .
-------------------------
AllianceBernstein
 Emerging Market
 Debt                .
-------------------------
AllianceBernstein
 Global Strategic
 Income              .
-------------------------
AllianceBernstein
 Global
 Government
 Income              .
-------------------------

FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

                   WHY ARE FUND FEES AND EXPENSES IMPORTANT?

  Fees and expenses reduce the investment performance of a Fund. The information provided below is intended to help you understand what these fees and expenses are and provide examples of the dollar amount of these costs to help you make comparisons with other funds. Some of these fees are paid directly by you at the time of investment (for example, a front-end sales charge) or, under certain circumstances, at the time you redeem or sell your shares back to the Fund. You pay other fees and expenses indirectly because they are deducted from a Fund's assets and reduce the value of your shares. These fees include management fees, distribution (Rule 12b-1) fees, and operating expenses.

SHAREHOLDER FEES (fees paid directly from your investment)


                                      Class A   Class B     Class B     Class C    Advisor Class
                                      Shares   Shares(a)   Shares(b)    Shares        Shares
                                     --------- ---------- ----------- ------------ -------------
Maximum Sales Charge (Load)
 Imposed on Purchases (as a
 percentage of offering price)       4.25% (c)    None       None         None         None

Maximum Deferred Sales Charge
 (Load) (as a percentage of offering
 purchase price or redemption
 proceeds, whichever is lower)       None (c)  3.00% (c)* 4.00% (c)** 1.00% (c)***     None

Exchange Fee                           None       None       None         None         None


(a)For all Funds except AllianceBernstein High Yield and AllianceBernstein Global Strategic Income.
(b)For AllianceBernstein High Yield and AllianceBernstein Global Strategic
   Income.

(c)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases. In some cases, however, a 1%, 1-year contingent deferred sales charge or CDSC may apply. CDSCs for Class A, B, and C shares may also be subject to waiver in certain circumstances. See "Investing in the Funds--CDSC Waivers and Other Programs" in this Prospectus and "Purchase of Shares" in the Statement of Additional Information, or SAI.

* Class B shares automatically convert to Class A shares after 6 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 3rd year.
**Class B shares automatically convert to Class A shares after 8 years. The
  CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.
***For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES


The Examples are intended to help you compare the cost of investing in a Fund with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same, and that all dividends and distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions your costs as reflected in the Examples would be:

                              Operating Expenses
       -----------------------------------------------------------------
       AllianceBernstein                         Class A Class B Class C
       Short Duration Portfolio                  ------- ------- -------
        Management Fees                            .48%    .48%    .48%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Other Expenses
          Transfer Agent                           .13%    .13%    .14%
          Other Expenses                           .12%    .12%    .12%
                                                  ----    ----    ----
        Total Other Expenses                       .25%    .25%    .26%
                                                  ----    ----    ----
        Total Fund Operating Expenses             1.03%   1.73%   1.74%
                                                  ====    ====    ====



                          Examples
------------------------------------------------------------

               Class A Class B+ Class B++ Class C+ Class C++
               ------- -------- --------- -------- ---------
After 1 year   $  526   $  476   $  176    $  277   $  177
After 3 years  $  739   $  645   $  548    $  548   $  548
After 5 years  $  969   $  939   $  939    $  944   $  944
After 10 years $1,631   $1,686   $1,686    $2,052   $2,052


--------------------------------------------------------------------------------
Please refer to the footnotes on page 26.

                               Operating Expenses
          ------------------------------------------------------------
                                                               Advisor
          AllianceBernstein            Class A Class B Class C  Class
          U.S. Government Portfolio    ------- ------- ------- -------
           Management Fees               .44%    .44%    .44%    .44%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Interest Expense              .04%    .04%    .04%    .04%
           Other Expenses
             Transfer Agent              .13%    .18%    .15%    .14%
             Other Expenses              .12%    .11%    .12%    .11%
                                        ----    ----    ----    ----
           Total Other Expenses          .25%    .29%    .27%    .25%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.03%   1.77%   1.75%    .73%
                                        ====    ====    ====    ====



                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  526   $  480   $  180    $  278   $  178    $ 75
After 3 years  $  739   $  657   $  557    $  551   $  551    $233
After 5 years  $  969   $  959   $  959    $  949   $  949    $406
After 10 years $1,631   $1,710   $1,710    $2,062   $2,062    $906



                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein                                    Advisor
          Intermediate Bond            Class A Class B Class C  Class
          Portfolio                    ------- ------- ------- -------
           Management Fees               .45%    .45%    .45%    .45%
           Distribution and/or Service
            (12b-1) Fees (b)             .30%   1.00%   1.00%   None
           Other Expenses
             Transfer Agent              .20%    .25%    .22%    .18%
             Other Expenses              .40%    .41%    .41%    .40%
                                        ----    ----    ----    ----
           Total Other Expenses          .60%    .66%    .63%    .58%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.35%   2.11%   2.08%   1.03%
                                        ----    ----    ----    ----
           Waiver and/or Expense
            Reimbursement (c)           (.37)%  (.43)%  (.40)%  (.35)%
                                        ----    ----    ----    ----
           Net Expenses                  .98%   1.68%   1.68%    .68%
                                        ====    ====    ====    ====



                               Examples
-----------------------------------------------------------------------
                                                                Advisor
                  Class A Class B+ Class B++ Class C+ Class C++  Class
                  ------- -------- --------- -------- --------- -------
After 1 year      $  521   $  471   $  171    $  271   $  171   $   69
After 3 years+++  $  800   $  719   $  619    $  613   $  613   $  293
After 5 years+++  $1,099   $1,095   $1,095    $1,082   $1,082   $  535
After 10 years+++ $1,949   $2,034   $2,034    $2,379   $2,379   $1,238



                               Operating Expenses
          ------------------------------------------------------------
                                                               Advisor
          AllianceBernstein            Class A Class B Class C  Class
          Corporate Bond Portfolio     ------- ------- ------- -------
           Management Fees               .50%    .50%    .50%    .50%
           Distribution and/or Service
            (12b-1) fees                 .30%   1.00%   1.00%   None
           Other Expenses
             Transfer Agent              .19%    .21%    .20%    .19%
             Other Expenses              .12%    .12%    .12%    .12%
                                        ----    ----    ----    ----
           Total Other Expenses          .31%    .33%    .32%    .31%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.11%   1.84%   1.82%    .81%
                                        ====    ====    ====    ====



                              Examples
--------------------------------------------------------------------
                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  533   $  487   $  187    $  285   $  185   $   83
After 3 years  $  763   $  679   $  579    $  573   $  573   $  259
After 5 years  $1,011   $  995   $  995    $  985   $  985   $  450
After 10 years $1,719   $1,792   $1,792    $2,137   $2,137   $1,002



                               Operating Expenses
          ------------------------------------------------------------
                                                               Advisor
          AllianceBernstein            Class A Class B Class C  Class
          High Yield Fund              ------- ------- ------- -------
           Management Fees               .50%    .50%    .50%    .50%
           Distribution and/or Service
            (12b-1) fees                 .30%   1.00%   1.00%   None
           Other Expenses
             Transfer Agent              .15%    .18%    .17%    .16%
             Other Expenses              .32%    .33%    .32%    .32%
                                        ----    ----    ----    ----
           Total Other Expenses          .47%    .51%    .49%    .48%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.27%   2.01%   1.99%    .98%
                                        ====    ====    ====    ====



                               Examples
-----------------------------------------------------------------------
                                                                Advisor
                  Class A Class B+ Class B++ Class C+ Class C++  Class
                  ------- -------- --------- -------- --------- -------
After 1 year      $  549   $  605   $  205    $  303   $  202   $  100
After 3 years+++  $  811   $  834   $  634    $  627   $  624   $  312
After 5 years+++  $1,092   $1,088   $1,088    $1,078   $1,073   $  542
After 10 years+++ $1,894   $2,147   $2,147    $2,317   $2,317   $1,201


--------------------------------------------------------------------------------
Please refer to the footnotes on page 26.

                              Operating Expenses
       -----------------------------------------------------------------
       AllianceBernstein                         Class A Class B Class C
       Emerging Market Debt Fund                 ------- ------- -------
        Management Fees                            .50%    .50%    .50%
        Distribution and/or Service (12b-1) Fees   .30%   1.00%   1.00%
        Interest Expense                           .34%    .33%    .33%
        Other expenses
          Transfer Agent                           .14%    .16%    .14%
          Other Expenses                           .20%    .19%    .20%
                                                  ----    ----    ----
        Total Other Expenses                       .34%    .35%    .34%
                                                  ----    ----    ----
        Total Fund Operating Expenses (a)         1.48%   2.18%   2.17%
                                                  ====    ====    ====



                          Examples
------------------------------------------------------------

               Class A Class B+ Class B++ Class C+ Class C++
               ------- -------- --------- -------- ---------
After 1 year   $  569   $  521   $  221    $  320   $  220
After 3 years  $  873   $  782   $  682    $  679   $  679
After 5 years  $1,199   $1,169   $1,169    $1,164   $1,164
After 10 years $2,118   $2,174   $2,174    $2,503   $2,503



                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein                                    Advisor
          Global Strategic Income      Class A Class B Class C  Class
          Trust                        ------- ------- ------- -------
           Management Fees               .50%    .50%    .50%    .50%
           Distribution and/or Service
            (12b-1) Fees                 .30%   1.00%   1.00%   None
           Interest Expenses             .06%    .05%    .05%    .05%
           Other Expenses
             Transfer Agent              .13%    .16%    .15%    .13%
             Other Expenses              .79%    .79%    .79%    .81%
                                        ----    ----    ----    ----
           Total Other Expenses          .92%    .95%    .94%    .94%
                                        ----    ----    ----    ----
           Total Fund Operating
            Expenses (a)                1.78%   2.50%   2.49%   1.49%
                                        ====    ====    ====    ====



                              Examples
--------------------------------------------------------------------

                                                             Advisor
               Class A Class B+ Class B++ Class C+ Class C++  Class
               ------- -------- --------- -------- --------- -------
After 1 year   $  598   $  653   $  253    $  352   $  252   $  152
After 3 years  $  961   $  979   $  779    $  776   $  776   $  471
After 5 years  $1,348   $1,331   $1,331    $1,326   $1,326   $  813
After 10 years $2,431   $2,659   $2,659    $2,826   $2,826   $1,779



                               Operating Expenses
          ------------------------------------------------------------
          AllianceBernstein                    Class A Class B Class C
          Global Government Income Trust       ------- ------- -------
           Management Fees                       .50%    .50%    .50%
           Distribution and/or Service (12b-1)
            Fees                                 .30%   1.00%   1.00%
           Other expenses
             Transfer Agent                      .11%    .14%    .12%
             Other Expenses                      .12%    .11%    .11%
                                                ----    ----    ----
           Total Other Expenses                  .23%    .25%    .23%
                                                ----    ----    ----
           Total Fund Operating Expenses (a)    1.03%   1.75%   1.73%
                                                ====    ====    ====



                          Examples
------------------------------------------------------------
               Class A Class B+ Class B++ Class C+ Class C++
               ------- -------- --------- -------- ---------
After 1 year   $  526   $  478   $  178    $  276   $  176
After 3 years  $  739   $  651   $  551    $  545   $  545
After 5 years  $  969   $  949   $  949    $  939   $  939
After 10 years $1,631   $1,698   $1,698    $2,041   $2,041


                                      26

+ Assumes redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years, and for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income, 8 years.
++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years, and for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income, 8 years.

+++These examples assume that the Adviser's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial term.
(a)Does not reflect expenses attributable to costs of proxy solicitation that occurred in 2006.
(b)Total Fund Operating Expenses for the fiscal year ended October 31, 2006, do not reflect the voluntary waiver of certain distribution expenses by the Fund's principal underwriter, AllianceBernstein Investments, Inc. If the waiver were reflected, the net expenses of the Class B shares would have been 1.33%.
(c)Reflects the Adviser's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by the Adviser for additional one-year terms.

INVESTING IN THE FUNDS
--------------------------------------------------------------------------------


This section discusses how to buy, sell or redeem, or exchange different classes of shares in a Fund that are offered in this Prospectus. AllianceBernstein U.S. Government, AllianceBernstein Intermediate, AllianceBernstein Corporate Bond, AllianceBernstein High Yield and AllianceBernstein Global Strategic Income offer four classes of shares through this Prospectus, and AllianceBernstein Short Duration, AllianceBernstein Emerging Market Debt, and AllianceBernstein Global Government Income offer three classes of shares through this Prospectus. Retirement shares of AllianceBernstein U.S. Government, AllianceBernstein Intermediate Bond, AllianceBernstein Corporate Bond, AllianceBernstein High Yield, and AllianceBernstein Global Strategic Income are available through a separate prospectus.

Each share class represents an investment in the same portfolio of securities, but the classes may have different sales charges and bear different on-going distribution expenses. For additional information on the differences between the different classes of shares and factors to consider when choosing among them, please see "The Different Share Class Expenses" and "The 'Pros' and 'Cons' of Different Share Classes" below. Keep in mind that only Class A shares offer Quantity Discounts on sales charges, as described more fully under "Sales Charge Reduction Programs" below. Also, you can learn more about payments to brokers, financial planners, banks, insurance companies, registered investment advisors or other "financial intermediaries" who distribute shares of the Funds and your individual financial advisor under "Payments to Financial Advisors and their Firms."


HOW TO BUY SHARES

Class A, Class B and Class C Shares


You may purchase a Fund's Class A, Class B, or Class C shares through financial intermediaries, such as broker-dealers or banks. You also may purchase shares directly from the Funds' principal underwriter, AllianceBernstein Investments, Inc., or ABI.


Purchases Minimums and Maximums

Minimums:*

--Initial:    $2,500
--Subsequent: $   50

--------------------------------------------------------------------------------

*These purchase minimums may not apply to some accounts established in connection with the Automatic Investment Program and to some retirement-related investment programs. Please see "Automatic Investment Program" and "Employee Benefit Plans" below. Additionally, these investment minimums do not apply to persons participating in a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI.


Maximum Individual Purchase Amount:

--Class A shares       None
--Class B shares $  100,000
--Class C shares $1,000,000

Your broker or financial advisor must receive your purchase request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined net asset value or NAV, less any applicable initial sales charge.


If you are an existing Fund shareholder and you have completed the appropriate section of the Subscription Application, you may purchase additional shares by telephone with payment by electronic funds transfer in amounts not exceeding $500,000. AllianceBernstein Investor Services, Inc., or ABIS, must receive and confirm telephone requests before 4:00 p.m., Eastern time, to receive that day's public offering price. Call 800-221-5672 to arrange a transfer from your bank account.


Advisor Class Shares
You may purchase Advisor Class shares through your financial advisor at NAV. Advisor Class shares may be purchased and held solely:


.. through accounts established under a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI;


.. through a defined contribution employee benefit plan (e.g., a 401(k) plan) that has at least $10,000,000 in assets and that purchases shares directly without the involvement of a financial intermediary; and


.. by investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.


Each Fund's SAI has more detailed information about who may purchase and hold Advisor Class shares.

Employee Benefit Plans
Special eligibility rules apply to some employee benefit plans. Except as indicated, there are no investment minimums for the plans listed below. Class A shares are available to:

..  Traditional and ROTH IRAs (the minimums listed in the table above apply);

..  SEPs, SAR-SEPs, SIMPLE IRAs, and individual 403(b) plans;

.. AllianceBernstein-sponsored Coverdell Education Savings Accounts ($2,000 initial investment minimum, $150 automatic investment program monthly minimum);

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans; and

.. certain defined contribution retirement plans that do not have plan level or omnibus accounts on the books of the Fund.

Class B shares are generally not available to group retirement plans; however, group retirement plans that selected Class B shares as an investment alternative under their plan before September 2, 2003 may continue to purchase Class B shares.

Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k), and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and 100 employees and to group retirement plans with plan assets of less than $1,000,000.

Required Information
A Fund is required by law to obtain, verify, and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). A Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If a Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potential criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

A Fund is required to withhold 28% of taxable dividends, capital gains distributions, and redemptions paid to any shareholder who has not provided the Fund with his or her certified taxpayer identification number. To avoid this, you must provide your correct tax identification number (social security number for most investors) on your Subscription Application.

General

ABI may refuse any order to purchase shares. Each Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.


THE DIFFERENT SHARE CLASS EXPENSES

This section describes the different expenses of investing in each class and explains factors to consider when choosing a class of shares. The expenses can include distribution and/or service fees (Rule 12b-1 fees), initial sales charges and/or CDSCs. Please see below for a discussion of how CDSCs are calculated. If you are not eligible to buy Advisor Class shares, you will need to choose among Class A, Class B, and Class C shares. Only Class A shares offer Quantity Discounts, as described below under "Sales Charge Reduction Programs."


                           WHAT IS A RULE 12b-1 FEE?


  A Rule 12b-1 fee is a fee deducted from a Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's Rule 12b-1 fee, if any, is disclosed below and in the relevant Fund's fee table near the front of this Prospectus.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees
Each Fund has adopted plans under Commission Rule 12b-1 that allow the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is up to:


              Distribution and/or Service
                (Rule 12b-1) Fee (As a
                Percentage of Aggregate
               Average Daily Net Assets)
              ---------------------------
Class A                   .30%
Class B                  1.00%
Class C                  1.00%
Advisor Class            None

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher Rule 12b-1 fees than Class A shares. Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares (except for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income Class B shares, which convert to Class A shares after eight years). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower NAV (and returns) than Class A shares. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

Class A Shares - Initial Sales Charge Alternative

You can purchase Class A shares at their public offering price (or cost), which is NAV plus an initial sales charge of up to 4.25% of the offering price. Purchases of Class A shares in the amount of $1,000,000 or more are not subject to a sales charge but, if redeemed within one year, may be subject to a CDSC of up to 1%. When a non-AllianceBernstein sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. Furthermore, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program within one year, investments in the Funds' Class A shares through the plan are subject to a 1% CDSC upon redemption.

Class B Shares - Deferred Sales Charge Alternative
You can purchase Class B shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a CDSC if you redeem shares within three years (four years in the case of AllianceBernstein High Yield and AllianceBernstein Global Strategic Income) of purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts for Class B shares are:

AllianceBernstein High Yield and AllianceBernstein Global Strategic Income:

Year Since Purchase  CDSC
-------------------  ----
First                4.0%
Second               3.0%
Third                2.0%
Fourth               1.0%
Fifth and thereafter None

All Other Funds:


Year Since Purchase CDSC
------------------- ----
      First         3.0%
      Second        2.0%
      Third         1.0%
      Fourth        None



If you exchange your shares for the Class B shares of another AllianceBernstein Mutual Fund, the CDSC also will apply to the Class B shares received. If you redeem your shares and directly invest the proceeds in units of CollegeBoundfund, the CDSC will apply to the units of the CollegeBoundfund. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares or purchase of CollegeBoundfund units.


Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase (except for Class B shares of AllianceBernstein High Yield and AllianceBernstein Global Strategic Income, which automatically convert to Class A shares eight years after the end of the month of your purchase). If you purchase shares by exchange for the Class B shares of another AllianceBernstein Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares - Asset-based Sales Charge Alternative
You can purchase Class C shares at NAV without an initial sales charge. This means that the full amount of your purchase is invested in the Fund. Your investment, however, is subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another AllianceBernstein Mutual Fund, the 1% CDSC also will apply to the Class C shares received. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

                          HOW IS THE CDSC CALCULATED?


  The CDSC is applied to the lesser of NAV at the time of redemption or the original cost of shares being redeemed (or, as to Fund shares acquired through an exchange, the cost of the AllianceBernstein Mutual Fund shares originally purchased for cash). This means that no sales charge is assessed on increases in NAV above the initial purchase price. Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. In determining the CDSC, it will be assumed that the redemption is, first, of any shares not subject to a CDSC and, second, of shares held the longest.


Advisor Class Shares - Fee Based Program Alternative
You may purchase Advisor Class shares through your financial advisor. Advisor Class shares are not subject to any initial or contingent sales charges. However, when you purchase Advisor Class shares through your financial advisor, your financial advisor may charge a fee. Advisor Class shares are not available to everyone. See "How to Buy Shares" above.

SALES CHARGE REDUCTION PROGRAMS

This section includes important information about sales charge reduction programs available to investors in Class A shares and describes information or records you may need to provide to a Fund or your financial intermediary in order to be eligible for sales charge reduction programs.


Information about sales charge reduction programs also is available free of charge and in a clear and prominent format on our website at www.AllianceBernstein.com (click on "US Investors & Financial Advisors" then "Investment Insights--Investor Education" then "Sales Charge Reduction Programs"). More information on Breakpoints and other sales charge waivers is available in each Fund's SAI.


Required Shareholder Information and Records
In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or a Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund or other AllianceBernstein Mutual Funds held in:

..  all of the shareholder's accounts at the Funds or a financial intermediary;

..  any account of the shareholder at another financial intermediary; and

.. accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

                         You Can Reduce Sales Charges
                          When Buying Class A Shares

Breakpoints or Quantity Discounts Offered by the Funds
The Funds offer investors the benefit of discounts on the sales charges that apply to purchases of Class A shares in certain circumstances. These discounts, which are also known as Breakpoints, can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your Class A investment. Mutual funds are not required to offer breakpoints and different mutual fund groups may offer different types of breakpoints.

Breakpoints or Quantity Discounts allow larger investments in Class A shares to be charged lower sales charges. A shareholder investing more than $100,000 in Class A shares of a Fund is eligible for a reduced sales charge. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a 1%, 1-year CDSC may apply.

The sales charge schedule of Class A share Quantity Discounts is as follows:

                                           Initial Sales Charge
                                           ------------------
                                            As % of    As % of
                                           Net Amount  Offering
                                            Invested    Price
                 Amount Purchased          ----------  --------
                 Up to $100,000               4.44%      4.25%
                 $100,000 up to $250,000      3.36       3.25
                 $250,000 up to $500,000      2.30       2.25
                 $500,000 up to $1,000,000    1.78       1.75
                 $1,000,000 and above         0.00       0.00

Rights of Accumulation

To determine if a new investment in Class A shares is eligible for a Quantity Discount, a shareholder can combine the value of the new investment of a Fund with the value of existing investments in the Fund, any other AllianceBernstein Mutual Fund, AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the shareholder, his or her spouse or domestic partner, or child under the age of 21 is the participant. The AllianceBernstein Mutual Funds use the current NAV of your existing investments when combining them with your new investment.


Combined Purchase Privileges
A shareholder may qualify for a Quantity Discount by combining purchases of shares of a Fund into a single "purchase." A "purchase" means a single purchase or concurrent purchases of shares of a Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds, by:


.. an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts;


.. a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved;

..  the employee benefit plans of a single employer; or

.. any company that has been in existence for at least six months or has a purpose other than the purchase of shares of the Fund.

Letter of Intent
An investor may not immediately invest a sufficient amount to reach a Quantity Discount, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a Quantity Discount. For these situations, the Funds offer a Letter of Intent, which permits the investor to express the intention, in writing, to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. The Fund will then apply the Quantity Discount to each of the investor's purchases of Class A shares that would apply to the total amount stated in the Letter of Intent. If an investor fails to invest the total amount stated in the Letter of Intent, the Fund will retroactively collect the sales charges otherwise applicable by redeeming shares in the investor's account at their then current NAV. Investors qualifying for a Combined Purchase Privilege may purchase shares under a single Letter of Intent.

Other Programs
Class A shareholders may be able to purchase additional Class A shares with a reduced or eliminated sales charge through the following AllianceBernstein programs: Dividend Reinvestment Program, Dividend Direction Plan and Reinstatement Privilege. These additional programs are described under "CDSC Waivers and Other Programs" below.

Class A Shares - Sales at NAV
The Funds may sell their Class A shares at NAV without an initial sales charge to some categories of investors, including:

..  AllianceBernstein Link, AllianceBernstein Individual 401(k), and
   AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 employees;


.. investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

.. plan participants who roll over amounts distributed from employer maintained retirement plans to AllianceBernstein-sponsored IRAs where the plan is a client of or serviced by AllianceBernstein's Institutional Investment Management or Bernstein Global Wealth Management divisions, including subsequent contributions to those IRAs;

.. present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the

 Adviser, ABI, ABIS and their affiliates or their spouses, siblings, direct ancestors or direct descendants or any trust, individual retirement account or retirement plan account for the benefit of such person;


.. officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person; or


.. persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which persons pay an asset-based fee for service in the nature of investment advisory or administrative services.


CDSC WAIVERS AND OTHER PROGRAMS

                        Here Are Some Ways To Avoid Or
                        Minimize Charges On Redemption

CDSC Waivers
The Funds will waive the CDSCs on redemptions of shares in the following circumstances, among others:

..  permitted exchanges of shares;

..  following the death or disability of a shareholder;


.. if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70 1/2;

.. if the proceeds of the redemption are invested directly in a CollegeBoundfund account; or

.. if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or a loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.


Dividend Reinvestment Program
Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of a Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge or CDSC imposed on shares issued pursuant to the Dividend Reinvestment Program.

Dividend Direction Plan
A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct the automatic investment of income dividends and/or capital gains by one Fund, in any amount, without the payment of any sales charges, in shares of the same class of one or more other AllianceBernstein Mutual Fund(s).

Automatic Investment Program
The Automatic Investment Program allows investors to purchase shares of a Fund through pre-authorized transfers of funds from the investor's bank account. Under the Automatic Investment Program, an investor may (i) make an initial purchase of at least $2,500 and invest at least $50 monthly or (ii) make an initial purchase of less than $2,500 and commit to a monthly investment of $200 or more until the investor's account balance is $2,500 or more. Shareholders who committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 will be able to continue their program despite the $50 monthly minimum discussed above. Please see a Fund's SAI for more details.

Reinstatement Privilege

A shareholder who has redeemed all or any portion of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from the redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date, and, for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of the shares.


Systematic Withdrawal Plan
The Funds offer a systematic withdrawal plan that permits the redemption of Class A, Class B or Class C shares without payment of a CDSC. Under this plan, redemptions equal to 1% a month, 2% every two months or 3% a quarter of the value of a Fund account would be free of a CDSC. Shares would be redeemed so that Class B shares not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) would be redeemed first and Class B shares that are held the longest would be redeemed next. For Class A and Class C shares, shares held the longest would be redeemed first.

THE "PROS" AND "CONS" OF DIFFERENT SHARE CLASSES

The decision as to which class of shares is most beneficial to you depends on the amount and intended length of your investment. If you are making a large investment that qualifies for a reduced sales charge, you might consider purchasing Class A shares. Class A shares, with their lower Rule 12b-1 fees, are designed for investors with a long-term investing time frame.

Although investors in Class B shares do not pay an initial sales charge, Class B shares can be more costly than Class A shares over the long run due to their substantially higher Rule 12b-1 fees. Class B shares redeemed within three years (four years for AllianceBernstein High Yield and AllianceBernstein Global Strategic Income) of purchase are also subject to a CDSC. Class B shares are designed for investors with an intermediate-term investing time frame.


Class C shares should not be considered as a long-term investment because they do not convert to Class A shares and are subject to a higher distribution fee indefinitely. Class C shares do not, however, have an initial sales charge or a CDSC so long as the shares are held for one year or more. Class C shares are designed for investors with a short-term investing time frame.

Your financial intermediary may receive differing compensation for selling Class A, Class B, or Class C shares. See "Payments to Financial Advisors and their Firms" below.

Other
A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, or other financial intermediary, with respect to the purchase, sale, or exchange of Class A, Class B, Class C, or Advisor Class shares made through your financial advisor. The financial intermediaries or your fee-based program also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by the Funds, including requirements as to the minimum initial and subsequent investment amounts.

You should consult your financial advisor for assistance in choosing a class of Fund shares.

PAYMENTS TO FINANCIAL ADVISORS AND THEIR FIRMS
Financial intermediaries market and sell shares of the Funds. These financial intermediaries employ financial advisors and may receive compensation for selling shares of the Funds. This compensation is paid from various sources, including any sales charge, CDSC, and/or Rule 12b-1 fee that you or the Funds may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

                       What is a Financial Intermediary?

  A financial intermediary is a firm that receives compensation for selling shares of the Funds offered in this Prospectus and/or provides services to the Funds' shareholders. Financial intermediaries may include, among others, your broker, your financial planner or advisor, banks, and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.


In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1,000,000 or more for AllianceBernstein Link, AllianceBernstein SIMPLE IRA plans with more than $250,000 in assets or for purchases made by certain other retirement plans. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

In the case of Class B shares, ABI may pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.



In the case of Class C shares, ABI may pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.


In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees.


  Your financial advisor's firm receives compensation from the Funds, ABI, and/or the Adviser in several ways from various sources, which include some or all of the following:

  -upfront sales commissions,
  -Rule 12b-1 fees,
  -additional distribution support,
  -defrayal of costs for educational seminars and training, and

  -payments related to providing shareholder recordkeeping and/or transfer agency services.

  Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support

In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals. ABI may pay a portion of "ticket" or other transactional charges.

For 2007, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18,000,000. In 2006, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual

Funds or approximately $18,000,000 for distribution services and educational support related to the AllianceBernstein Mutual Funds.

A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

The Funds and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Management of the Funds--Transfer Agency and Retirement Plan Services" below. These expenses paid by the Funds are included in "Other Expenses" under "Fees and Expenses of the Funds--Annual Fund Operating Expenses" above.


  If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.


  Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Funds, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

As of the date of this Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:




  A.G. Edwards

  AIG Advisor Group

  Ameriprise Financial Services
  AXA Advisors
  Banc of America
  Bank One Securities Corp.


  Charles Schwab
  Chase Investment Services

  Citicorp Investment Services

  Citigroup Global Markets
  Commonwealth Financial Network

  Donegal Securities

  Independent Financial Marketing Group
  ING Advisors Network


  Lincoln Financial Advisors
  Linsco/Private Ledger
  McDonald Investments
  Merrill Lynch

  MetLife Securities

  Morgan Stanley
  Mutual Service Corporation
  National Financial


  PFS Investments
  Piper Jaffray
  Raymond James
  RBC Dain Rauscher

  Robert W. Baird

  Securities America

  Signator Investors

  UBS AG
  UBS Financial Services
  Uvest Financial Services
  Wachovia Securities


  Wells Fargo Investments


Although the Funds may use brokers and dealers who sell shares of the Funds to effect portfolio transactions, the Funds do not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.


HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. In order to receive a day's NAV, ABIS must receive and confirm your telephone exchange request by 4:00 p.m., Eastern time, on that day. The Funds may modify, restrict, or terminate the exchange privilege on 60 days' written notice.


HOW TO SELL OR REDEEM SHARES
You may "redeem" your shares (i.e., sell your shares to a Fund) on any day the New York Stock Exchange is open, either directly or through your financial intermediary. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor.

Selling Shares Through Your Broker or Other Financial Advisor

Your broker or financial advisor must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your broker or financial advisor is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Selling Shares Directly to the Fund
By Mail:
.. Send a signed letter of instruction or stock power, along with certificates, to:


          AllianceBernstein Investor Services, Inc.

          P.O. Box 786003
          San Antonio, TX 78278-6003

..  For certified or overnight deliveries, send to:


          AllianceBernstein Investor Services, Inc.

          8000 IH 10 W, 4th floor
          San Antonio, TX 78230


.. For your protection, a bank, a member firm of a national stock exchange or another eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, ABIS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact ABIS.


By Telephone:

.. You may redeem your shares for which no stock certificates have been issued by telephone request. Call ABIS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

.. ABIS must receive and confirm a telephone redemption request by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

.. For your protection, ABIS will request personal or other information from you to verify your identity and will generally record the calls. Neither the Fund nor the Adviser, ABIS, ABI or other Fund agent will be liable for any loss, injury, damage or expense as a result of acting upon telephone instructions purporting to be on your behalf that ABIS reasonably believes to be genuine.


..  If you have selected electronic funds transfer in your Subscription
   Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

..  Redemption requests by electronic funds transfer or check may not exceed
   $100,000 per Fund account per day.

.. Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Each Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. Each Fund reserves the right to restrict, reject, or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.


Risks Associated With Excessive Or Short-term Trading Generally. While the Funds will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of a Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, a Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, a Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.


Funds that may invest significantly in foreign equity securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Funds have procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Funds expect that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders. This risk is generally not applicable to the Funds because they do not invest in foreign equity securities.

A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly traded, traded infrequently or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Funds that may be adversely affected by price arbitrage include, in particular, those Funds that significantly invest in fixed-income securities, such as high yield bonds, asset-backed securities or foreign fixed-income securities, that may be thinly traded or traded infrequently.


Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds seek to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Funds will seek to prevent such practices to the extent they are detected by the procedures described below. The Funds reserve the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.


.. Transaction Surveillance Procedures. The Funds, through their agents, ABI and ABIS, maintain surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Funds may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.


.. Account Blocking Procedures. If the Funds determine, in their sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to a Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.


..  Applications of Surveillance Procedures and Restrictions to Omnibus
   Accounts. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain brokers, dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds seek to apply their surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Funds, the Funds will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets, is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Funds may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in a Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

HOW THE FUNDS VALUE THEIR SHARES
Each Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If a Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.


The Funds value their securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of each Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. A Fund may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.



Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Funds may use fair value pricing more frequently for foreign securities because, among other things, most foreign markets close well before the Funds value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of these foreign securities. The Funds may value these securities using fair value prices based on independent pricing services or third party vendor tools to the extent available.

Subject to the Board's oversight, each Fund's Board has delegated responsibility for valuing a Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.


Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

MORE INFORMATION ABOUT THE FUNDS AND THEIR INVESTMENTS
--------------------------------------------------------------------------------


This section of the Prospectus provides additional information about the Funds' investment practices and risks. Most of these investment practices are discretionary, which means that the Adviser may or may not decide to use them. This Prospectus does not describe all of a Fund's investment practices and additional descriptions of each Fund's strategies, investments, and risks can be found in the Fund's SAI.


Derivatives Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, to replace more traditional direct investments and to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives in which the Funds invest are options, futures, forwards and swaps, which are described below. Derivatives may be
(i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts, generally referred to as over-the-counter derivatives. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

A Fund's use of derivatives may involve risks that are different from, or possibly greater than, the risks associated with investing directly in securities or other more traditional instruments. These risks include the risk that the value of a derivative instrument may not correlate perfectly, or at all, with the value of the assets, reference rates, or indices that they are designed to track. Other risks include: the possible absence of a liquid secondary market for a particular instrument and possible exchange-imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund's initial investment in that instrument (in some cases, the potential loss is unlimited); and the risk that the counterparty will not perform its obligations.


The Funds may use the following types of derivatives.


.. Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. A forward contract is either settled by physical delivery of the commodity or tangible asset to an agreed-upon location at a future date, rolled forward into a new forward contract or, in the case of a non-deliverable forward, by a cash payment at maturity. The Funds' investments in forward contracts include the following:


   Forward Currency Exchange Contracts. A Fund may purchase or sell currency exchange contracts to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract as transaction hedge (to "lock in" the U.S. dollar price of a non-U.S. dollar security), as position hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of the foreign currency) or as cross-hedge (to protect the value of securities the Fund owns that are denominated in a foreign currency against substantial changes in the value of that foreign currency by entering into a forward contract for a different foreign currency that is expected to change in the same direction as the currency in which the securities are denominated).

.. Futures Contracts and Options on Futures Contracts. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise.

.. Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. The Funds' investments include the following:


   Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.


   Options on Securities. A Fund may purchase or write a put or call option on securities. The Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If the Fund does not exercise an option, the premium it paid for the option will be lost. Normally, a Fund will write only "covered" options, which means writing an option for securities the Fund owns, but may write an uncovered call option for cross-hedging purposes.

   Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

.. Swap Transactions. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset
  (the "notional" principal amount). The Funds' investments in swap transactions include the following:


   Interest Rate Swaps. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

   Swaptions, Caps, and Floors. An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

   The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on an agreed principal amount from the party selling the interest rate floor. Caps and floors may be less liquid than swaps.

   Interest rate swap, cap, and floor transactions may be used to preserve a return or spread on a particular investment or a portion of a Fund's portfolio or protecting against an increase in the price of securities a Fund anticipates purchasing at a later date. These transactions do not involve the delivery of securities or other underlying assets or principal.

   Unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty to an interest rate transaction defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund contractually is entitled to receive.


   Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value. The value of the reference obligation received by a Fund coupled with the periodic payments previously received may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

   Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk.


   Currency Swaps. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. If there is a default by the counterparty to the transaction, the Fund will have contractual remedies under the transaction agreements.


..  Other Derivative Investments


   Eurodollar Instruments. Eurodollar instruments are essentially
   U.S. Dollar-denominated futures contracts or options that are linked to London Interbank Offered Rate (LIBOR). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.

   Structured Instruments. As part of its investment program and to maintain greater flexibility, each Fund may invest in structured instruments. Structured instruments, including indexed or structured securities, combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Generally, a structured instrument will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively "Underlying Assets") or by another objective index, economic factor or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively "Benchmarks"). Thus, structured instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

   Structured instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular structured instrument, changes in a Benchmark may be magnified by the terms of the structured instrument and have an even more dramatic and substantial effect upon the value of the structured instrument. Also, the prices of the structured instrument and the Benchmark or Underlying Asset may not move in the same direction or at the same time.

   Structured instruments can have volatile prices and limited liquidity, and their use by a Fund may not be successful. The risk of these investments can be substantial; possibly all of the principal is at risk. No Fund will invest more than 20% of its total assets in these investments.


Forward Commitments Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).


The Funds may invest significantly in TBA-mortgage-backed securities. A TBA or "To Be Announced" trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed rate or variable rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, FNMA or FHLMC are subsequently allocated to the TBA transactions.



When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date. The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices.

Illiquid Securities Under current Commission guidelines, the Funds limit their investments in illiquid securities to 15% of their net assets. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount a Fund has valued the securities. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.


Indexed Commercial Paper Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.


Inflation-Protected Securities Inflation-protected securities, or IPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.


Inflation-protected securities tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.


Investment in Other Investment Companies The Funds may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Funds intend to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If a Fund acquires shares in investment companies, shareholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. A Fund may also invest in exchange traded funds, subject to the restrictions and limitations of the 1940 Act.

Loans of Portfolio Securities For the purposes of achieving income, a Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided a number of conditions are satisfied, including that the loan is fully collateralized. Securities lending involves the possible loss of rights in the collateral or delay in the recovery of collateral if the borrower fails to return the securities loaned or becomes insolvent. When a Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the Fund will also receive a fee or interest on the collateral. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Loan Participations. The Funds may invest in corporate loans either by participating as co-lender at the time the loan is originated or by buying an interest in the loan in the secondary market from a financial institution or institutional investor. The financial status of an institution interposed between a Fund and a borrower may affect the ability of the Fund to receive principal and interest payments.

The success of a Fund may depend on the skill with which an agent bank administers the terms of the corporate loan agreements, monitors borrower compliance with covenants, collects principal, interest and fee payments from borrowers and, where necessary, enforces creditor remedies against borrowers. Agent banks typically have broad discretion in enforcing loan agreements.


Mortgage-Related and Other Asset-Backed Securities Each Fund may invest in mortgage-related or other asset-backed securities. Mortgage-related securities include mortgage pass-through securities, collateralized mortgage obligations ("CMOs"), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities ("SMBSs") and other securities that directly or indirectly represent a participation in or are secured by and payable from mortgage loans on real property.

The value of mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early prepayments of principal on some mortgage-related securities may occur during periods of falling mortgage interest rates and expose a Fund to a lower rate of return upon reinvestment of principal. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

One type of SMBS has one class receiving all of the interest from the mortgage assets (the interest-only, or "IO" class), while the other class will receive all of the principal (the principal-only, or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities.

Each Fund may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs"), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The Funds may invest in other asset-backed securities that have been offered to investors.


Other Asset-Backed Securities The Funds may invest in other asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purposes corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations.


Repurchase Agreements Each Fund may enter into repurchase agreements in which a Fund purchases a security from a bank or broker-dealer, which agrees to repurchase the security from the Fund at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If the bank or broker-dealer defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the security were less than the repurchase price.

Reverse Repurchase Agreements, Dollar Rolls and Other Borrowings Each Fund may enter into reverse purchase agreements and dollar rolls, subject to the Fund's limitations on borrowings. A reverse repurchase agreement or dollar roll involves the sale of a security by a Fund and its agreement to repurchase the instrument at a specified time and price, and may be considered a form of borrowing for some purposes. Reverse repurchase agreements, dollar rolls and other forms of borrowings may create leveraging risk for a Fund. In addition, reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase may decline below the purchase price.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Rights and Warrants Rights and warrants are option securities permitting their holders to subscribe for other securities. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales The Funds may make short sales a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.


Standby Commitment Agreements Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee, regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous to the Fund and unavailable on a firm commitment basis.

There is no guarantee that a security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Structured Securities The Funds may invest in securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include securities described elsewhere in this Prospectus, such as mortgage-related and other asset-backed securities. The Funds' investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. Because these types of structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.


Variable, Floating and Inverse Floating Rate Instruments Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

The Funds may also invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may have greater volatility in market value, in that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon and Principal-Only Securities Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Foreign (Non-U.S.) Securities Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. A Fund that invests in foreign fixed-income securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody, and settlements may in some instances be subject to delays and legal and administrative uncertainties. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.


A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and the Adviser will monitor the effect of any such factor or factors on a Fund's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.


Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, revolutions, wars or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.


Investments in securities of companies in emerging markets involve special risks. There are approximately 100 countries identified by the World Bank as Low Income, Lower Middle Income and Upper Middle Income countries that are generally regarded as Emerging Markets. Emerging market countries that the Adviser currently considers for investment are listed below. Countries may be added to or removed from this list at any time.


  Algeria
  Argentina
  Belize
  Brazil
  Bulgaria
  Chile
  China

  Colombia
  Costa Rica
  Cote D'Ivoire
  Croatia
  Czech Republic
  Dominican Republic
  Ecuador
  Egypt
  El Salvador
  Guatemala

  Hungary

  India
  Indonesia
  Israel
  Jamaica
  Jordan
  Kazakhstan

  Lebanon

  Malaysia
  Mexico
  Morocco
  Nigeria
  Pakistan
  Panama
  Peru
  Philippines
  Poland
  Qatar
  Romania
  Russia
  Slovakia
  Slovenia
  South Africa

  South Korea
  Taiwan

  Thailand
  Trinidad & Tobago
  Tunisia
  Turkey
  Ukraine
  Uruguay

  Venezuela


Investing in emerging market securities imposes risks different from, or greater than, risks of investing in domestic securities or in foreign, developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Foreign (Non-U.S.) Currencies A Fund that invests some portion of its assets in securities denominated in, and receives revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. Foreign currency exchange rates may fluctuate significantly. They are determined by supply and demand in the foreign exchange markets, the relative merits of investments in different countries, actual or perceived changes in interest rates, and other complex factors. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.


Borrowing and Leverage The Funds may use borrowings for investment purposes subject to the limit imposed by the 1940 Act, which is up to 33 1/3% of a Fund's assets. Borrowings by a Fund result in leveraging of the Fund's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. If the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments and reduce the net asset value of a Fund's shares.


In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage could adversely affect a Fund's shareholders, as noted above, or in anticipation of such changes, each Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. A Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.


Investment in Below Investment Grade Fixed-Income Securities Investments in securities rated below investment grade may be subject to greater risk of loss of principal and interest than higher-rated securities. These securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of these securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, below investment grade securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

The market for these securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for these securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.


Unrated Securities A Fund may invest in unrated securities when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's objective and policies.


Sovereign Debt Obligations No established secondary markets may exist for many of the sovereign debt obligations. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.


The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as the Adviser believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium, and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

Future Developments A Fund may take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Changes in Investment Objectives and Policies Each Fund's Board of Directors may change a Fund's investment objective without shareholder approval. The Fund will provide shareholders with 60 days' prior written notice of any change to the Fund's investment objective. Unless otherwise noted, all other investment policies of a Fund may be changed without shareholder approval.

Portfolio Turnover The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions or as otherwise discussed with respect to a specific Fund, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases transaction costs and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position For temporary defensive purposes in an attempt to respond to adverse market, economic, political or other conditions, each Fund may invest in certain types of short-term, liquid, investment grade or high quality (depending on the Fund) debt securities. While a Fund is investing for temporary defensive purposes, it may not meet its investment objectives.

Portfolio Holdings A description of each Fund's policies and procedures with respect to the Fund's portfolio securities is available in the Fund's SAI.


MANAGEMENT OF THE FUNDS
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INVESTMENT ADVISER

Each Fund's adviser is AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser supervising client accounts with assets as of September 30, 2006, totaling approximately $659 billion (of which approximately $82 billion represented assets of investment companies). As of September 30, 2006, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 41 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies world-wide. The 44 registered investment companies managed by the Adviser, comprising 125 separate investment portfolios, currently have approximately 4.0 million shareholder accounts.

The Adviser provides investment advisory services and order placement facilities for each of the Funds. For these advisory services, the Funds paid the Adviser during its most recent fiscal year as a percentage of average daily net assets:



                                                   Fee as a
                                                 percentage of
                                                 average daily Fiscal Year
      Fund                                        net assets      Ended
      ----                                       ------------- -----------
      AllianceBernstein Short Duration                .48%       9/30/06
      AllianceBernstein U.S. Government               .44%       9/30/06
      AllianceBernstein Intermediate Bond             .25%*     10/31/06
      AllianceBernstein Corporate Bond                .50%       9/30/06
      AllianceBernstein High Yield                    .50%       9/30/06
      AllianceBernstein Emerging Market Debt          .50%      10/31/06
      AllianceBernstein Global Strategic Income       .50%      10/31/06
      AllianceBernstein Global Government Income      .50%       9/30/06

--------

* Fee stated net of any waivers and/or reimbursements. See "Fees and Expenses of the Funds" at the beginning of the Prospectus for more information about fee waivers.

A discussion regarding the basis for the Board of Directors' approval of each Fund's investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended shown in the table above.



The Adviser may act as an investment adviser to other persons, firms, or corporations, including investment companies, hedge funds, pension funds, and other institutional investors. The Adviser may receive management fees, including performance fees, that may be higher or lower than the advisory fees it receives from the Funds. Certain other clients of the Adviser may have investment objectives and policies similar to those of a Fund. The Adviser may, from time to time, make recommendations that result in the purchase or sale of a particular security by its other clients simultaneously with a Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner that is deemed equitable by the Adviser to the accounts involved, including a Fund. When two or more of the clients of the Adviser (including a Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.


PORTFOLIO MANAGERS
The management of and investment decisions for the Funds' portfolios are made by certain Investment Policy Teams. Each Investment Policy Team relies heavily on the fundamental analysis and research of the Adviser's large internal research staff. No one person is principally responsible for coordinating each Fund's investments.

The following table lists the Investment Policy Teams, the person within each Investment Policy Team with the most significant responsibility for day-to-day management of the Fund's portfolio, the length of time that each person has been jointly and primarily responsible for the Fund, and each person's principal occupation during the past five years:


       Fund and                              Principal Occupation(s)
      Responsible         Employee; Year;    During the Past Five (5)
         Team                  Title                  Years
      -----------       -------------------- ------------------------
AllianceBernstein Short S. Sean Kelleher;     Senior Vice President
Duration Portfolio      since October         of the Adviser, with
                        2005; Senior Vice     which he has been
U.S. Investment Grade:  President of the      associated in a
Liquid Markets/         Adviser and Director  substantially similar
Structured Products     of Liquid Markets     capacity to his
Investment Team                               current position since
                                              prior to 2002, and
                                              Director of Liquid
                                              Markets.

                        Raymond Wong;         Vice President of the
                        since October         Adviser, with which
                        2005; Vice            he has been
                        President of the      associated in a
                        Adviser               substantially similar
                                              capacity to his
                                              current position since
                                              prior to 2002.


      Fund and                              Principal Occupation(s)
     Responsible         Employee; Year;    During the Past Five (5)
        Team                  Title                  Years
     -----------       -------------------- ------------------------
                       Lipkee Lu; since      Vice President of the
                       October 2005; Vice    Adviser, with which
                       President of the      he has been
                       Adviser               associated in a
                                             substantially similar
                                             capacity to his
                                             current position since
                                             2005. Prior thereto,
                                             he was a Senior Vice
                                             President and
                                             Portfolio Manager at
                                             Deerfield Capital
                                             Management LLC
                                             since prior to 2002.

                       Shawn E. Keegan;      Vice President of the
                       since October         Adviser, with which
                       2005; Vice            he has been
                       President of the      associated in a
                       Adviser               substantially similar
                                             capacity to his
                                             current position since
                                             prior to 2002.

AllianceBernstein U.S. Kewjin Yuoh; since    Vice President of the
Government Portfolio   November 2003;        Adviser, with which
                       Vice President of     he has been
U.S. Investment Grade: the Adviser           associated in a
Structured Asset                             substantially similar
Investment Team                              capacity to his
                                             current position since
                                             March 2003. Prior
                                             thereto, he was a
                                             Vice President of
                                             Credit Suisse Asset
                                             Management since
                                             prior to 2002.

                       S. Sean Kelleher;     (see above)
                       since October
                       2005; (see above)

                       Lipkee Lu; since      (see above)
                       October 2005; (see
                       above)

AllianceBernstein      Alison M. Martier;    Senior Vice President
Intermediate Bond      since May 2005;       of the Adviser, with
Portfolio              Senior Vice           which she has been
                       President of the      associated in a
U.S. Investment Grade: Adviser and Director  substantially similar
Core Fixed Income      of U.S. Core Fixed    capacity to her
Investment Team        Income                current position since
                                             prior to 2002, and
                                             Director of U.S. Core
                                             Fixed Income.

                       Greg J. Wilensky;     Vice President of the
                       since October         Adviser, with which
                       2005; Vice            he has been
                       President of the      associated in a
                       Adviser and Director  substantially similar
                       of Stable Value       capacity to his
                       Investments           current position since
                                             prior to 2002, and
                                             Director of Stable
                                             Value Investments.



       Fund and                               Principal Occupation(s)
      Responsible          Employee; Year;    During the Past Five (5)
         Team                   Title                  Years
      -----------        -------------------- ------------------------
                         Shawn E. Keegan;      (see above)
                         since October
                         2005; (see above)

                         Joran Laird; since    Vice President of the
                         October 2005; Vice    Adviser, with which
                         President of the      he has been
                         Adviser               associated in a
                                               substantially similar
                                               capacity to his
                                               current position since
                                               prior to 2002.

                         Jeffrey S. Phlegar;   Executive Vice
                         since October         President of the
                         2005; Executive       Adviser, with which
                         Vice President of     he has been
                         the Adviser, Chief    associated in a
                         Investment Officer    substantially similar
                         and Co-Head of        capacity to his
                         Fixed Income          current position since
                                               prior to 2002, Chief
                                               Investment Officer
                                               and Co-Head of
                                               Fixed Income.

AllianceBernstein        Jeffrey S. Phlegar;   (see above)
Corporate Bond           since April 2006;
Portfolio                (see above)

Global Credit Investment Andrew M. Aran;       Senior Vice President
Team                     since April 2006;     of the Adviser, with
                         Senior Vice           which he has been
                         President of the      associated in a
                         Adviser and Director  substantially similar
                         of Global Credit      capacity to his
                         Strategies            current position since
                                               prior to 2002 and
                                               Director of Global
                                               Credit Strategies.

                         Lawrence J. Shaw;     Senior Vice President
                         since August 2002;    of the Adviser, with
                         Senior Vice           which he has been
                         President of the      associated in a
                         Adviser               substantially similar
                                               capacity to his
                                               current position since
                                               prior to 2002.

                         Gershon Distenfeld;   Vice President of the
                         since April 2006;     Adviser, with which
                         Vice President of     he has been
                         the Adviser           associated in a
                                               substantially similar
                                               capacity to his
                                               current position since
                                               prior to 2002.


       Fund and                               Principal Occupation(s)
      Responsible          Employee; Year;    During the Past Five (5)
         Team                   Title                  Years
      -----------        -------------------- ------------------------
AllianceBernstein High   Douglas J. Peebles;  Executive Vice
Yield Fund               since April 2006;    President of the
                         Executive Vice       Adviser, with which
Global Credit Investment President of the     he has been
Team                     Adviser, Chief       associated in a
                         Investment Officer   substantially similar
                         and Co-Head of       capacity to his
                         Fixed-Income         current position since
                                              prior to 2002, Chief
                                              Investment Officer
                                              and Co-Head of
                                              Fixed Income.

                         Andrew M. Aran;      (see above)
                         since April 2006;
                         (see above)

                         Joel J. McKoan;      Senior Vice President
                         since April 2006;    of the Adviser, with
                         Senior Vice          which he has been
                         President of the     associated in a
                         Adviser and Director substantially similar
                         of Credit            capacity to his
                                              current position since
                                              2003 and Director of
                                              Credit. Prior to 2003,
                                              Mr. McKoan was a
                                              Managing Director at
                                              UBS Warburg where
                                              he headed the North
                                              American Debt
                                              Syndicate Group,
                                              with responsibility for
                                              primary trading of
                                              corporate debt,
                                              emerging market-
                                              debt and structured
                                              products and was
                                              Global Co-Head of
                                              the CDO Group at
                                              UBS Warburg since
                                              prior to 2002.

                         Gershon Distenfeld;  (see above)
                         since May 2005;
                         (see above)

AllianceBernstein        Paul J. DeNoon;      Senior Vice President
Emerging Market Debt     since August 2002;   of the Adviser, with
Fund                     Senior Vice          which he has been
                         President of the     associated in a
Global Fixed Income:     Adviser and Director substantially similar
Emerging Markets         of Emerging Market   capacity to his
Investment Team          Debt                 current position since
                                              prior to 2002, and
                                              Director of Emerging
                                              Market Debt.



       Fund and                                Principal Occupation(s)
      Responsible           Employee; Year;    During the Past Five (5)
         Team                    Title                  Years
      -----------        --------------------- ------------------------
                         Fernando Grisales;     Assistant Vice
                         since January 2005;    President of the
                         Assistant Vice         Adviser, with which
                         President of the       he has been
                         Adviser                associated since prior
                                                to 2002. He provided
                                                trade support to the
                                                Adviser's Bernstein
                                                Private Wealth Group
                                                from October 2001
                                                until June 2003. From
                                                June 2003 until
                                                January 2005, he
                                                worked as a portfolio
                                                assistant for the
                                                Global Fixed Income
                                                Team and became an
                                                Assistant Portfolio
                                                Manager for the
                                                Global Fixed Income:
                                                Emerging Markets
                                                Investment Team in
                                                January 2005.

                         Michael L. Mon;        Vice President of the
                         since August 2002;     Adviser, with which
                         Vice President of      he has been
                         the Adviser            associated in a
                                                substantially similar
                                                capacity to his
                                                current position since
                                                prior to 2002.

                         Douglas J. Peebles;    (see above)
                         since August 2002;
                         (see above)

                         Matthew S.             Vice President of the
                         Sheridan; since        Adviser, with which
                         October 2005; Vice     he has been
                         President of the       associated in a
                         Adviser                substantially similar
                                                capacity to his
                                                current position since
                                                prior to 2002.

AllianceBernstein Global Douglas J. Peebles;    (see above)
Strategic Income Trust   since inception; (see
                         above)                 (see above)
Global Fixed Income      Paul J. DeNoon;
Investment Team          since October
                         2005; (see above)
Global Credit Investment
Team

                         Michael L. Mon;        (see above)
                         since October
                         2005; (see above)

                         Gershon Distenfeld;    (see above)
                         since April 2006;
                         (see above)

                         Matthew S.             (see above)
                         Sheridan; since
                         April 2006; (see
                         above)


       Fund and                                Principal Occupation(s)
      Responsible           Employee; Year;    During the Past Five (5)
         Team                    Title                  Years
      -----------        --------------------- ------------------------
AllianceBernstein Global Paul J. DeNoon;        (see above)
Government Income        since August 2002;
Trust                    (see above)            (see above)

Global Fixed Income      Michael L. Mon;
Investment Team          since September
                         2003; (see above)

                         Douglas J. Peebles;    (see above)
                         since inception; (see
                         above)

                         Scott DiMaggio;        Vice President of the
                         since August 2005;     Adviser, with which
                         Vice President of      he has been
                         the Adviser and        associated in a
                         Director of Canada     substantially similar
                         Fixed Income           capacity to his
                                                current position since
                                                prior to 2002, and
                                                Director of Canada
                                                Fixed Income.

                         Matthew S.             (see above)
                         Sheridan; since
                         January 2007; (see
                         above)

                         Fernando Grisales;     (see above)
                         since January 2007;
                         (see above)



LEGAL PROCEEDINGS

As has been previously reported in the press, the staff of the Commission and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the Commission and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the Commission is reflected in an Order of the Commission ("Commission Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

..  the Adviser agreed to establish a $250 million fund (the "Reimbursement
   Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the Commission Order. According to the Commission Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (a) their aliquot share of losses suffered by the fund due to market timing, and (b) a proportionate share of advisory fees paid by such fund during the period of such market timing;



.. the Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

.. the Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the Commission Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Funds, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of the advisory fee it receives for managing the Funds. On September 7, 2004, each Fund's advisory agreement was amended to reflect the reduced advisory fee.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; AllianceBernstein Holding L.P. ("Holding"); AllianceBernstein Corporation; AXA Financial, Inc.; the AllianceBernstein Mutual Funds, certain officers of the Adviser ("Alliance defendants"); and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the 1940 Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws, and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the Commission Order and the NYAG Order. On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount, which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding remain pending. Plaintiff seeks an unspecified amount of damages.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. the Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 26, 2006, the Adviser, Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. On April 12, 2006, respondents' petition was denied. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (the "Aucoin Complaint") was filed against the Adviser, Holding, AllianceBernstein Corporation, AXA Financial, Inc., AllianceBernstein Investments, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds, including the Funds, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein Mutual Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the 1940 Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") which asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the 1940 Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining

Section 36(b) claim. On May 31, 2006, the District Court denied plaintiffs' motion for leave to file their amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of a Fund's shares or other adverse consequences to that Fund. This may require the Funds to sell investments held by those Funds to provide for sufficient liquidity and could have an adverse effect on the investment performance of the Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the Funds.

TRANSFER AGENCY AND RETIREMENT PLAN SERVICES
ABIS acts as the transfer agent for the Funds. ABIS, an indirect wholly-owned subsidiary of the Adviser, registers the transfer, issuance, and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

Many Fund shares are owned by financial intermediaries for the benefit of their customers. Retirement plans also may hold Fund shares in the name of the plan, rather than the participant. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these and certain other accounts are performed by the financial intermediaries and plan recordkeepers. The Funds, ABI and/or the Adviser pay to these financial intermediaries and recordkeepers, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and recordkeeping services in amounts ranging up to $19 per customer fund account per annum and/or up to 0.25% per annum of the average daily assets held through the intermediary. To the extent any of these payments for recordkeeping services or transfer agency services are made by the Fund, they are included in the amount appearing opposite the caption "Other Expenses" found in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.


Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

DIVIDENDS, DISTRIBUTIONS AND TAXES
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Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.


If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to the Adviser, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.


While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains. The final determination of the amount of a Fund's return of capital distributions for the period will be made after the end of each calendar year.


You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a Fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly designated as capital gain dividends are taxable as long-term capital gains. For taxable years beginning on or before December 31, 2010, distributions of dividends to a Fund's non-corporate shareholders may be treated as "qualified dividend income", which is taxed at reduced rates, if such distributions are derived from, and designated by a Fund as, "qualified dividend income" and provided that holding period and other requirements are met by both the shareholder and the Fund. "Qualified dividend income" generally is income derived from dividends from U.S. corporations and "qualified foreign corporations." Other distributions by a Fund are generally taxable to you as ordinary income. Dividends declared in October, November, or December and paid in

January of the following year are taxable as if they had been paid the previous December. A Fund will notify you as to how much of the Fund's distributions, if any, qualify for these reduced tax rates.

Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that a Fund is liable for foreign income taxes withheld at the source, the Fund intends, if possible, to operate so as to meet the requirements to "pass through" to the Fund's shareholders for foreign income taxes paid (or to permit shareholders to claim a deduction for such foreign taxes), but there can be no assurance that any Fund will be able to do so, and Funds that invest primarily in U.S. securities will not do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim a credit or deduction all or a portion of the amount of such taxes.


Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.

If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, each Fund will send its shareholders tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.


NON-U.S. SHAREHOLDERS
If you are a nonresident alien individual or a foreign corporation for federal income tax purposes, please see the Funds' SAIs for information on how you may be affected by the American Jobs Creation Act of 2004, including new rules for a Fund's distributions of gain attributable to "U.S. real property interests."


CONVERSION FEATURE
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As described above, Advisor Class shares may be held solely through certain fee-based program accounts and employee benefit plans, and by investment advisory clients of, and certain persons associated with, the Adviser and its affiliates or a Fund. If a holder of Advisor Class shares (i) ceases to participate in the fee-based program or plan, or (ii) is otherwise no longer eligible to purchase Advisor Class shares (each a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the same Fund. A Fund will provide the shareholder with at least 30 days advance notice of such conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAV of the two classes and without the imposition of any sales load, fee, or other charge. Class A shares have a higher expense ratio, may pay lower dividends, and may have a lower NAV than Advisor Class shares.


GENERAL INFORMATION
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Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that has remained below $500 for 90 days.


During drastic economic or market developments, you might have difficulty reaching ABIS by telephone, in which event you should issue written instructions to ABIS. ABIS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. ABIS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. ABIS offers a variety of shareholder services. For more information about these services or your account, call ABIS's toll-free number, 800-221-5672. Some services are described in the Subscription Application.

Householding. Many shareholders of the AllianceBernstein Mutual Funds have family members living in the same home who also own shares of the same Funds. In order to reduce the amount of duplicative mail that is sent to homes with more than one Fund account and to reduce expenses of the Fund, all AllianceBernstein Mutual Funds will, until notified otherwise, send only one copy of each prospectus, shareholder report and proxy statement to each household address. This process, known as "householding", does not apply to account statements, confirmations, or personal tax information. If you do not wish to participate in householding, or wish to discontinue householding at any time, call ABIS at 1-800-221-5672. We will resume separate mailings for your account within 30 days of your request.

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

Bonds are interest-bearing or discounted government or corporate securities that obligate the issuer to pay the bond holder a specified sum of money, usually at specified intervals, and to repay the principal amount of the loan at maturity.

Duration As a technical matter, duration is a measure that relates the price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal payments. Duration is always less than or equal to full maturity. As a practical matter, duration may be used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. Similarly, a Fund with a longer average portfolio duration will be more sensitive to changes in interest rates, and may have more risk, than a Fund with a shorter average portfolio duration. By way of example, the price of a bond fund with a duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

Fixed-income securities are investments, such as bonds, that pay a fixed rate of return.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

Supranational entities are international organizations formed by two or more governments. Examples of supranational entities include the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the International Finance Corporation and the European Bank for Reconstruction and Development.


U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or by certain government-sponsored entities (entities chartered by or sponsored by Act of Congress). These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency or entity itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes, and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States or a right to borrow from the U.S. Treasury include certificates issued by FNMA and FHLMC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of a class of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, the independent registered public accounting firm for all Funds, except AllianceBernstein Short Duration, whose independent registered public accounting firm is PricewaterhouseCoopers LLP, whose reports, along with each Fund's financial statements, are included in each Fund's Annual Report, which is available upon request.

                                    Income from Investment Operations       Less: Dividends and Distributions
                                  -------------------------------------  ---------------------------------------
                                                            Net Increase
                        Net Asset             Net Realized   (Decrease)  Dividends  Distributions  Distributions
                         Value,      Net     and Unrealized in Net Asset  from Net   in Excess of     from Net
                        Beginning Investment Gain (Loss) on  Value from  Investment Net Investment Realized Gain
Fiscal Year or Period   of Period Income (a)  Investments    Operations    Income       Income     on Investments
---------------------   --------- ---------- -------------- ------------ ---------- -------------- --------------
Short Duration
 Class A
 Year Ended 9/30/06....  $12.39      $.45        $(.06)        $ .39       $(.47)       $0.00          $0.00
 Year Ended 9/30/05....   12.67       .33         (.24)          .09        (.36)        0.00           (.01)
 Year Ended 9/30/04....   12.84       .27         (.13)          .14        (.29)        0.00           (.02)
 5/21/03(e) to 9/30/03.   12.87       .08         (.03)          .05        (.08)        0.00           0.00
 Class B
 Year Ended 9/30/06....  $12.39      $.36        $(.05)        $ .31       $(.39)       $0.00          $0.00
 Year Ended 9/30/05....   12.67       .24         (.24)          .00        (.27)        0.00           (.01)
 Year Ended 9/30/04....   12.84       .17         (.12)          .05        (.20)        0.00           (.02)
 5/21/03(e) to 9/30/03.   12.87       .05         (.03)          .02        (.05)        0.00           0.00
 Class C
 Year Ended 9/30/06....  $12.38      $.36        $(.05)        $ .31       $(.39)       $0.00          $0.00
 Year Ended 9/30/05....   12.66       .24         (.24)          .00        (.27)        0.00           (.01)
 Year Ended 9/30/04....   12.84       .17         (.13)          .04        (.20)        0.00           (.02)
 5/21/03(e) to 9/30/03.   12.87       .05         (.03)          .02        (.05)        0.00           0.00
U.S. Government
 Class A
 Year Ended 9/30/06....  $ 6.98      $.30        $(.13)        $ .17       $(.31)       $0.00          $0.00
 Year Ended 9/30/05....    7.11       .28         (.12)          .16        (.29)        0.00           0.00
 Year Ended 9/30/04....    7.27       .30(g)      (.13)          .17        (.33)        0.00           0.00
 7/1/03 to 9/30/03(i)..    7.49       .06         (.20)         (.14)       (.08)        0.00           0.00
 Year Ended 6/30/03....    7.21       .27          .35           .62        (.34)        0.00           0.00
 Year Ended 6/30/02(j).    7.14       .37          .13           .50        (.37)        (.03)          0.00
 Class B
 Year Ended 9/30/06....  $ 6.98      $.24        $(.12)        $ .12       $(.26)       $0.00          $0.00
 Year Ended 9/30/05....    7.11       .23         (.12)          .11        (.24)        0.00           0.00
 Year Ended 9/30/04....    7.27       .25(g)      (.13)          .12        (.28)        0.00           0.00
 7/1/03 to 9/30/03(i)..    7.49       .05         (.20)         (.15)       (.07)        0.00           0.00
 Year Ended 6/30/03....    7.21       .22          .35           .57        (.29)        0.00           0.00
 Year Ended 6/30/02(j).    7.14       .32          .13           .45        (.32)        (.03)          0.00
 Class C
 Year Ended 9/30/06....  $ 6.99      $.25        $(.12)        $ .13       $(.27)       $0.00          $0.00
 Year Ended 9/30/05....    7.12       .23         (.12)          .11        (.24)        0.00           0.00
 Year Ended 9/30/04....    7.28       .25(g)      (.13)          .12        (.28)        0.00           0.00
 7/1/03 to 9/30/03(i)..    7.50       .05         (.20)         (.15)       (.07)        0.00           0.00
 Year Ended 6/30/03....    7.22       .22          .35           .57        (.29)        0.00           0.00
 Year Ended 6/30/02(j).    7.15       .32          .13           .45        (.32)        (.03)          0.00
 Advisor Class
 Year Ended 9/30/06....  $ 7.00      $.31        $(.12)        $ .19       $(.34)       $0.00          $0.00
 Year Ended 9/30/05....    7.12       .30         (.11)          .19        (.31)        0.00           0.00
 Year Ended 9/30/04....    7.28       .32(g)      (.12)          .20        (.36)        0.00           0.00
 7/1/03 to 9/30/03(i)..    7.50       .07         (.20)         (.13)       (.09)        0.00           0.00
 Year Ended 6/30/03....    7.21       .29          .37           .66        (.37)        0.00           0.00
 Year Ended 6/30/02(j).    7.14       .39          .13           .52        (.39)        (.03)          0.00
Intermediate Bond
 Class A
 Year Ended 10/31/06...  $10.15      $.41(g)     $ .04         $ .45       $(.42)       $0.00          $0.00
 Year Ended 10/31/05...   10.43       .37(g)      (.28)          .09        (.37)        0.00           0.00
 Year Ended 10/31/04...   10.56       .33(g)       .15           .48        (.38)        0.00           (.23)
 7/1/03 to 10/31/03(i).   10.82       .12(g)      (.25)         (.13)       (.13)        0.00           0.00
 Year Ended 6/30/03....   10.25       .33(g)       .66           .99        (.42)        0.00           0.00
 Year Ended 6/30/02(j).   10.22       .46(g)       .17           .63        (.46)        (.10)          (.01)
 Class B
 Year Ended 10/31/06...  $10.15      $.38(g)     $ .04         $ .42       $(.39)       $0.00          $0.00
 Year Ended 10/31/05...   10.42       .29(g)      (.25)          .04        (.31)        0.00           0.00
 Year Ended 10/31/04...   10.55       .27(g)       .14           .41        (.31)        0.00           (.23)
 7/1/03 to 10/31/03(i).   10.81       .09(g)      (.25)         (.16)       (.10)        0.00           0.00
 Year Ended 6/30/03....   10.24       .26(g)       .66           .92        (.35)        0.00           0.00
 Year Ended 6/30/02(j).   10.21       .38(g)       .16           .54        (.38)        (.09)          (.01)
 Class C
 Year Ended 10/31/06...  $10.13      $.34(g)     $ .04         $ .38       $(.35)       $0.00          $0.00
 Year Ended 10/31/05...   10.40       .29(g)      (.26)          .03        (.30)        0.00           0.00
 Year Ended 10/31/04...   10.53       .27(g)       .14           .41        (.31)        0.00           (.23)
 7/1/03 to 10/31/03(i).   10.79       .09(g)      (.25)         (.16)       (.10)        0.00           0.00
 Year Ended 6/30/03....   10.23       .26(g)       .65           .91        (.35)        0.00           0.00
 Year Ended 6/30/02(j).   10.19       .38(g)       .17           .55        (.38)        (.09)          (.01)
 Advisor Class
 Year Ended 10/31/06...  $10.15      $.44(g)     $ .04         $ .48       $(.45)       $0.00          $0.00
 Year Ended 10/31/05...   10.43       .39(g)      (.26)          .13        (.41)        0.00           0.00
 Year Ended 10/31/04...   10.55       .36(g)       .16           .52        (.41)        0.00           (.23)
 7/1/03 to 10/31/03(i).   10.82       .13(g)      (.26)         (.13)       (.14)        0.00           0.00
 Year Ended 6/30/03....   10.25       .36(g)       .66          1.02        (.45)        0.00           0.00
 Year Ended 6/30/02(j).   10.22       .48(g)       .18           .66        (.48)        (.11)          (.01)



--------------------------------------------------------------------------------

Please refer to the footnotes on pages 60 through 62.

        Less Distributions                                                  Ratios/Supplemental Data
----------------------------------                         ---------------------------------------------------------
Distributions                                    Total                                   Ratio of Net
in Excess of    Tax       Total     Net Asset  Investment                   Ratio of      Investment
Net Realized  Return    Dividends    Value,   Return Based   Net Assets,    Expenses        Income
   Gain on      of         and       End of   on Net Asset  End of Period  to Average     to Average      Portfolio
 Investments  Capital Distributions  Period    Value (b)   (000's Omitted) Net Assets     Net Assets    Turnover Rate
------------- ------- ------------- --------- ------------ --------------- ----------    ------------   -------------
    $0.00      $0.00      $(.47)     $12.31       3.23%       $ 37,595        1.03%(c)       3.63%(c)        157%
     0.00       0.00       (.37)      12.39        .77          42,602        1.02           2.61            220
     0.00       0.00       (.31)      12.67       1.03          58,793        1.03(d)        2.06            359
     0.00       0.00       (.08)      12.84        .48          92,075         .91(f)        1.81(f)         283
    $0.00      $0.00      $(.39)     $12.31       2.55%       $ 16,899        1.73%(c)       2.91%(c)        157%
     0.00       0.00       (.28)      12.39        .05          27,964        1.72           1.90            220
     0.00       0.00       (.22)      12.67        .32          44,281        1.75(d)        1.34            359
     0.00       0.00       (.05)      12.84        .24          34,311        1.64(f)        1.13(f)         283
    $0.00      $0.00      $(.39)     $12.30       2.54%       $ 18,923        1.74%(c)       2.93%(c)        157%
     0.00       0.00       (.28)      12.38        .05          24,096        1.72           1.90            220
     0.00       0.00       (.22)      12.66        .25          39,581        1.74(d)        1.35            359
     0.00       0.00       (.05)      12.84        .24          32,929        1.63(f)        1.11(f)         283
    $0.00      $0.00      $(.31)     $ 6.84       2.60%       $457,168        1.04%(c)       4.33%(c)        159%
     0.00       0.00       (.29)       6.98       2.31         543,547        1.30(d)        3.90            166
     0.00       0.00       (.33)       7.11       2.49         626,183        1.34(d)(h)     4.23(g)         150
     0.00       0.00       (.08)       7.27      (1.80)        811,376        1.18(d)(f)     3.43(f)         241
     0.00       0.00       (.34)       7.49       8.82         889,115        1.10(d)        3.64            976
     0.00       (.03)      (.43)       7.21       7.11         865,739        1.23(d)        5.15           1009
    $0.00      $0.00      $(.26)     $ 6.84       1.86%       $ 81,834        1.79%(c)       3.59%(c)        159%
     0.00       0.00       (.24)       6.98       1.57         138,856        2.02(d)        3.20            166
     0.00       0.00       (.28)       7.11       1.74         229,823        2.07(d)(h)     3.55(g)         150
     0.00       0.00       (.07)       7.27      (1.98)        399,040        1.90(d)(f)     2.75(f)         241
     0.00       0.00       (.29)       7.49       8.07         495,606        1.82(d)        2.95            976
     0.00       (.03)      (.38)       7.21       6.36         400,221        1.93(d)        4.41           1009
    $0.00      $0.00      $(.27)     $ 6.85       1.87%       $ 66,796        1.76%(c)       3.60%(c)        159%
     0.00       0.00       (.24)       6.99       1.58          84,303        2.02(d)        3.19            166
     0.00       0.00       (.28)       7.12       1.73         107,003        2.06(d)(h)     3.56(g)         150
     0.00       0.00       (.07)       7.28      (1.98)        167,359        1.89(d)(f)     2.76(f)         241
     0.00       0.00       (.29)       7.50       8.06         204,006        1.81(d)        2.96            976
     0.00       (.03)      (.38)       7.22       6.35         202,030        1.93(d)        4.42           1009
    $0.00      $0.00      $(.34)     $ 6.85       2.75%       $  5,259         .74%(c)       4.61%(c)        159%
     0.00       0.00       (.31)       7.00       2.76           5,981         .94(d)        4.11            166
     0.00       0.00       (.36)       7.12       2.82         247,020        1.02(d)(h)     4.52(g)         150
     0.00       0.00       (.09)       7.28      (1.72)        204,108         .89(d)(f)     3.72(f)         241
     0.00       0.00       (.37)       7.50       9.29         197,649         .81(d)        3.96            976
     0.00       (.03)      (.45)       7.21       7.41         177,834         .89(d)        5.41           1009
    $0.00      $0.00      $(.42)     $10.18       4.51%       $ 44,409         .98%(k)       4.08%(g)        446%
     0.00       0.00       (.37)      10.15        .90          52,430         .98(k)        3.53(g)         935
     0.00       0.00       (.61)      10.43       4.66          56,778         .98(k)        3.21(g)         658
     0.00       0.00       (.13)      10.56      (1.20)         68,213         .98(f)(k)     2.60(f)(g)      199
     0.00       0.00       (.42)      10.82       9.87          76,565         .98(k)        3.08(g)         867
     (.03)      0.00       (.60)      10.25       6.23          44,852         .98(k)        4.39(g)         573
    $0.00      $0.00      $(.39)     $10.18       4.20%       $ 30,154        1.33%(k)       3.75%(g)        446%
     0.00       0.00       (.31)      10.15        .30          44,944        1.68(k)        2.82(g)         935
     0.00       0.00       (.54)      10.42       3.93          66,635        1.68(k)        2.59(g)         658
     0.00       0.00       (.10)      10.55      (1.44)         96,033        1.68(f)(k)     2.01(f)(g)      199
     0.00       0.00       (.35)      10.81       9.12         113,233        1.68(k)        2.41(g)         867
     (.03)      0.00       (.51)      10.24       5.52          50,354        1.68(k)        3.70(g)         573
    $0.00      $0.00      $(.35)     $10.16       3.80%       $  9,874        1.68%(k)       3.40%(g)        446%
     0.00       0.00       (.30)      10.13        .30%         15,689        1.68(k)        2.84(g)         935
     0.00       0.00       (.54)      10.40       3.93          19,008        1.68(k)        2.60(g)         658
     0.00       0.00       (.10)      10.53      (1.44)         26,021        1.68(f)(k)     2.03(f)(g)      199
     0.00       0.00       (.35)      10.79       9.03          26,445        1.68(k)        2.41(g)         867
     (.03)      0.00       (.51)      10.23       5.63          16,131        1.68(k)        3.71(g)         573
    $0.00      $0.00      $(.45)     $10.18       4.83%       $ 29,966         .68%(k)       4.38%(g)        446%
     0.00       0.00       (.41)      10.15       1.20          29,576         .68(k)        3.72(g)         935
     0.00       0.00       (.64)      10.43       5.08         309,690         .68(k)        3.47(g)         658
     0.00       0.00       (.14)      10.55      (1.19)        258,747         .68(f)(k)     2.87(f)(g)      199
     0.00       0.00       (.45)      10.82      10.20         246,127         .68(k)        3.39(g)         867
     (.03)      0.00       (.63)      10.25       6.57         185,071         .68(k)        4.69(g)         573


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 60 through 62.

                                    Income from Investment Operations       Less: Dividends and Distributions
                                  -------------------------------------  ----------------------------------------
                                                            Net Increase
                        Net Asset             Net Realized   (Decrease)  Dividends  Distributions  Distributions
                         Value,      Net     and Unrealized in Net Asset  from Net   in Excess of     from Net
                        Beginning Investment Gain (Loss) on  Value from  Investment Net Investment Realized Gain
Fiscal Year or Period   of Period Income (a)  Investments    Operations    Income       Income     on Investments
---------------------   --------- ---------- -------------- ------------ ---------- -------------- --------------
Corporate Bond
 Class A
 Year Ended 9/30/06....  $12.01      $.59        $ (.15)       $ .44       $(.61)       $0.00          $0.00
 Year Ended 9/30/05....   12.18       .66          (.19)         .47        (.64)        0.00           0.00
 Year Ended 9/30/04(l).   11.97       .75(g)        .18          .93        (.72)        0.00           0.00
 7/1/03 to 9/30/03(i)..   12.03       .18          (.06)         .12        (.18)        0.00           0.00
 Year Ended 6/30/03....   10.70       .77          1.35         2.12        (.76)        0.00           0.00
 Year Ended 6/30/02(j).   12.29       .94         (1.55)        (.61)       (.94)        0.00           0.00
 Class B
 Year Ended 9/30/06....  $12.00      $.51        $ (.16)       $ .35       $(.53)       $0.00          $0.00
 Year Ended 9/30/05....   12.17       .57          (.19)         .38        (.55)        0.00           0.00
 Year Ended 9/30/04(l).   11.96       .66(g)        .19          .85        (.64)        0.00           0.00
 7/1/03 to 9/30/03(i)..   12.02       .16          (.06)         .10        (.16)        0.00           0.00
 Year Ended 6/30/03....   10.70       .69          1.35         2.04        (.70)        0.00           0.00
 Year Ended 6/30/02(j).   12.30       .85         (1.55)        (.70)       (.85)        (.01)          0.00
 Class C
 Year Ended 9/30/06....  $12.01      $.51        $ (.16)       $ .35       $(.53)       $0.00          $0.00
 Year Ended 9/30/05....   12.18       .57          (.19)         .38        (.55)        0.00           0.00
 Year Ended 9/30/04(l).   11.96       .67(g)        .19          .86        (.64)        0.00           0.00
 7/1/03 to 9/30/03(i)..   12.02       .16          (.06)         .10        (.16)        0.00           0.00
 Year Ended 6/30/03....   10.70       .69          1.35         2.04        (.70)        0.00           0.00
 Year Ended 6/30/02(j).   12.30       .85         (1.55)        (.70)       (.85)        (.01)          0.00
 Advisor Class
 Year Ended 9/30/06....  $12.01      $.63        $ (.16)       $ .47       $(.65)       $0.00          $0.00
 Year Ended 9/30/05....   12.19       .68          (.18)         .50        (.68)        0.00           0.00
 Year Ended 9/30/04(l).   11.98       .84(g)        .13          .97        (.76)        0.00           0.00
 7/1/03 to 9/30/03(i)..   12.03       .19          (.05)         .14        (.19)        0.00           0.00
 8/8/02(e) to 6/30/03..   10.21       .69          1.85         2.54        (.70)        0.00           0.00
High Yield
 Class A
 Year Ended 9/30/06....  $ 5.92      $.42        $ (.11)       $ .31       $(.42)       $0.00          $0.00
 Year Ended 9/30/05....    6.02       .45          (.10)         .35        (.43)        0.00           0.00
 Year Ended 9/30/04....    5.98       .43(g)        .11          .54        (.50)        0.00           0.00
 9/1/03 to 9/30/03(i)..    5.90       .04           .08          .12        (.04)        0.00           0.00
 Year Ended 8/31/03....    5.33       .48           .61         1.09        (.49)        0.00           0.00
 Year Ended 8/31/02(j).    6.49       .60         (1.16)        (.56)       (.58)        0.00           0.00
 Class B
 Year Ended 9/30/06....  $ 5.92      $.38        $ (.11)       $ .27       $(.38)       $0.00          $0.00
 Year Ended 9/30/05....    6.02       .40          (.10)         .30        (.39)        0.00           0.00
 Year Ended 9/30/04....    5.99       .50(g)       (.01)         .49        (.46)        0.00           0.00
 9/1/03 to 9/30/03(i)..    5.90       .03(g)        .10          .13        (.04)        0.00           0.00
 Year Ended 8/31/03....    5.33       .43           .62         1.05        (.45)        0.00           0.00
 Year Ended 8/31/02(j).    6.50       .56         (1.17)        (.61)       (.54)        0.00           0.00
 Class C
 Year Ended 9/30/06....  $ 5.92      $.38        $ (.11)       $ .27       $(.38)       $0.00          $0.00
 Year Ended 9/30/05....    6.03       .40          (.11)         .29        (.39)        0.00           0.00
 Year Ended 9/30/04....    5.99       .45(g)        .05          .50        (.46)        0.00           0.00
 9/1/03 to 9/30/03(i)..    5.90       .03(g)        .10          .13        (.04)        0.00           0.00
 Year Ended 8/31/03....    5.33       .43           .62         1.05        (.45)        0.00           0.00
 Year Ended 8/31/02(j).    6.50       .56         (1.17)        (.61)       (.54)        0.00           0.00
 Advisor Class
 Year Ended 9/30/06....  $ 5.93      $.45        $ (.11)       $ .34       $(.44)       $0.00          $0.00
 Year Ended 9/30/05....    6.03       .48(g)       (.12)         .36        (.44)        0.00           0.00
 Year Ended 9/30/04....    5.99       .44(g)        .11          .55        (.51)        0.00           0.00
 9/1/03 to 9/30/03(i)..    5.91       .04           .08          .12        (.04)        0.00           0.00
 Year Ended 8/31/03....    5.34       .49           .61         1.10        (.50)        0.00           0.00
 Year Ended 8/31/02(j).    6.50       .62         (1.16)        (.54)       (.61)        0.00           0.00


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 60 through 62.

        Less Distributions                                                    Ratios/Supplemental Data
----------------------------------                         -------------------------------------------------------------
Distributions                                    Total                                      Ratio of Net
in Excess of    Tax       Total     Net Asset  Investment                    Ratio of        Investment
Net Realized  Return    Dividends    Value,   Return Based   Net Assets,     Expenses          Income
   Gain on      of         and       End of   on Net Asset  End of Period   to Average       to Average       Portfolio
 Investments  Capital Distributions  Period    Value (b)   (000's Omitted)  Net Assets       Net Assets     Turnover Rate
------------- ------- ------------- --------- ------------ --------------- ----------       ------------    -------------
    $0.00      $0.00      $(.61)     $11.84       3.86%       $415,539        1.11%             5.06%             73%
     0.00       0.00       (.64)      12.01       3.86         483,169        1.08(d)           5.38             127
     0.00       0.00       (.72)      12.18       8.01         512,458        1.16(d)(h)        6.25(g)          230
     0.00       0.00       (.18)      11.97       1.06         535,318        1.20(d)(f)        6.18(f)           65
     0.00       (.03)      (.79)      12.03      20.75         555,979        1.16(d)           6.96             171
     0.00       (.04)      (.98)      10.70      (5.51)        520,984        1.12(d)           7.79             276
    $0.00      $0.00      $(.53)     $11.82       3.05%       $ 99,052        1.84%             4.33%             73%
     0.00       0.00       (.55)      12.00       3.13         162,973        1.80(d)           4.65             127
     0.00       0.00       (.64)      12.17       7.26         251,173        1.89(d)(h)        5.55(g)          230
     0.00       0.00       (.16)      11.96        .88         383,763        1.92(d)(f)        5.48(f)           65
     0.00       (.02)      (.72)      12.02      19.85         418,095        1.88(d)           6.27             171
     0.00       (.04)      (.90)      10.70      (6.23)        458,394        1.83(d)           7.05             276
    $0.00      $0.00      $(.53)     $11.83       3.05%       $ 90,972        1.82%             4.36%             73%
     0.00       0.00       (.55)      12.01       3.14         110,680        1.79(d)           4.65             127
     0.00       0.00       (.64)      12.18       7.35         126,685        1.87(d)(h)        5.55(g)          230
     0.00       0.00       (.16)      11.96        .88         157,719        1.91(d)(f)        5.49(f)           65
     0.00       (.02)      (.72)      12.02      19.85         168,123        1.87(d)           6.28             171
     0.00       (.04)      (.90)      10.70      (6.23)        179,418        1.82(d)           7.07             276
    $0.00      $0.00      $(.65)     $11.83       4.09%       $  5,457         .81%             5.37%             73%
     0.00       0.00       (.68)      12.01       4.10           4,971         .83(d)           5.62             127
     0.00       0.00       (.76)      12.19       8.34              86         .88(d)(h)        6.52(g)          230
     0.00       0.00       (.19)      11.98       1.22           2,883         .91(d)(f)        6.51(f)           65
     0.00       (.02)      (.72)      12.03      25.70           2,298         .88(d)(f)        6.90(f)          171
    $0.00      $0.00      $(.42)     $ 5.81       5.54%       $ 79,298        1.28%(c)          7.32%(c)(g)       57%
     0.00       (.02)      (.45)       5.92       5.84          92,770        1.16              7.31(g)           68
     0.00       0.00       (.50)       6.02       9.23         117,602        1.15(h)           7.09(g)           83
     0.00       0.00       (.04)       5.98       2.03          90,466        1.63(f)           7.60(f)           10
     0.00       (.03)      (.52)       5.90      21.38         134,674        1.38              8.33             123
     0.00       (.02)      (.60)       5.33      (9.14)         72,455        1.43             10.06              57
    $0.00      $0.00      $(.38)     $ 5.81       4.80%       $ 92,986        2.02%(c)          6.64%(c)(g)       57%
     0.00       (.01)      (.40)       5.92       5.11         146,729        1.87              6.63(g)           68
     0.00       0.00       (.46)       6.02       8.38         217,320        1.88(h)           8.18(g)           83
     0.00       0.00       (.04)       5.99       2.15         279,666        2.40(f)(g)(k)     7.11(f)           10
     0.00       (.03)      (.48)       5.90      20.55         277,190        2.11              7.79             123
     0.00       (.02)      (.56)       5.33      (9.94)        256,533        2.15              9.34              57
    $0.00      $0.00      $(.38)     $ 5.81       4.80%       $ 36,261        2.00%(c)          6.62%(c)(g)       57%
     0.00       (.01)      (.40)       5.92       4.94          46,526        1.86              6.62(g)           68
     0.00       0.00       (.46)       6.03       8.56          66,336        1.87(h)           7.40(g)           83
     0.00       0.00       (.04)       5.99       2.15          68,068        2.40(f)(g)(k)     7.11(f)           10
     0.00       (.03)      (.48)       5.90      20.54          66,427        2.10              7.72             123
     0.00       (.02)      (.56)       5.33      (9.94)         48,448        2.14              9.35              57
    $0.00      $0.00      $(.44)     $ 5.83       6.03%       $  3,890         .98%(c)          7.64%(c)(g)       57%
     0.00       (.02)      (.46)       5.93       6.14           6,924         .80              7.73(g)           68
     0.00       0.00       (.51)       6.03       9.51         179,418         .85(h)           7.26(g)           83
     0.00       0.00       (.04)       5.99       2.05         148,041        1.40(f)           8.12(f)           10
     0.00       (.03)      (.53)       5.91      21.73         145,549        1.09              8.72             123
     0.00       (.01)      (.62)       5.34      (8.82)         95,895        1.16             10.43              57


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 60 through 62.

                                     Income from Investment Operations       Less: Dividends and Distributions
                                   -------------------------------------  ---------------------------------------
                                                             Net Increase
                         Net Asset             Net Realized   (Decrease)  Dividends  Distributions  Distributions
                          Value,      Net     and Unrealized in Net Asset  from Net   in Excess of     from Net
                         Beginning Investment Gain (Loss) on  Value from  Investment Net Investment Realized Gain
Fiscal Year or Period    of Period Income (a)  Investments    Operations    Income       Income     on Investments
---------------------    --------- ---------- -------------- ------------ ---------- -------------- --------------
Emerging Market Debt
 Class A
 Year Ended 10/31/06....   $8.70      $.55        $ .43         $ .98       $(.57)       $0.00          $(.14)
 Year Ended 10/31/05....    8.38       .53          .34           .87        (.55)        0.00           0.00
 Year Ended 10/31/04(l).    8.00       .49(g)       .50           .99        (.61)        0.00           0.00
 9/1/03 to 10/31/03(i)..    7.72       .11          .28           .39        (.11)        0.00           0.00
 Year Ended 8/31/03.....    6.02       .69         1.71          2.40        (.70)        0.00           0.00
 Year Ended 8/31/02(j)..    6.37       .69         (.24)          .45        (.74)        0.00           0.00
 Class B
 Year Ended 10/31/06....   $8.77      $.49        $ .44         $ .93       $(.51)       $0.00          $(.14)
 Year Ended 10/31/05....    8.45       .47          .34           .81        (.49)        0.00           0.00
 Year Ended 10/31/04(l).    8.07       .62(g)       .32           .94        (.56)        0.00           0.00
 9/1/03 to 10/31/03(i)..    7.80       .10          .28           .38        (.11)        0.00           0.00
 Year Ended 8/31/03.....    6.09       .64         1.73          2.37        (.66)        0.00           0.00
 Year Ended 8/31/02(j)..    6.45       .64         (.24)          .40        (.70)        0.00           0.00
 Class C
 Year Ended 10/31/06....   $8.79      $.49        $ .44         $ .93       $(.51)       $0.00          $(.14)
 Year Ended 10/31/05....    8.47       .47          .34           .81        (.49)        0.00           0.00
 Year Ended 10/31/04(l).    8.09       .45(g)       .49           .94        (.56)        0.00           0.00
 9/1/03 to 10/31/03(i)..    7.82       .10          .28           .38        (.11)        0.00           0.00
 Year Ended 8/31/03.....    6.10       .63         1.75          2.38        (.66)        0.00           0.00
 Year Ended 8/31/02(j)..    6.46       .64         (.24)          .40        (.70)        0.00           0.00
Global Strategic Income
 Class A
 Year Ended 10/31/06....   $8.70      $.34        $ .14         $ .48       $(.34)       $0.00          $(.22)
 Year Ended 10/31/05....    8.63       .39          .09           .48        (.41)        0.00           0.00
 Year Ended 10/31/04(l).    8.65       .48(g)       .02           .50        (.52)        0.00           0.00
 Year Ended 10/31/03....    7.75       .55          .93          1.48        (.29)        0.00           0.00
 Year Ended 10/31/02(j).    8.43       .63         (.67)         (.04)       (.52)        0.00           0.00
 Class B
 Year Ended 10/31/06....   $8.70      $.28        $ .14         $ .42       $(.27)       $0.00          $(.22)
 Year Ended 10/31/05....    8.63       .32          .10           .42        (.35)        0.00           0.00
 Year Ended 10/31/04(l).    8.65       .41(g)       .02           .43        (.45)        0.00           0.00
 Year Ended 10/31/03....    7.74       .48          .95          1.43        (.27)        0.00           0.00
 Year Ended 10/31/02(j).    8.42       .57         (.67)         (.10)       (.47)        0.00           0.00
 Class C
 Year Ended 10/31/06....   $8.71      $.28        $ .14         $ .42       $(.28)       $0.00          $(.22)
 Year Ended 10/31/05....    8.64       .33          .09           .42        (.35)        0.00           0.00
 Year Ended 10/31/04(l).    8.65       .40(g)       .04           .44        (.45)        0.00           0.00
 Year Ended 10/31/03....    7.75       .50          .92          1.42        (.28)        0.00           0.00
 Year Ended 10/31/02(j).    8.43        57         (.67)         (.10)       (.47)        0.00           0.00
 Advisor Class
 Year Ended 10/31/06....   $8.70      $.36        $ .14         $ .50       $ .36        $0.00          $(.22)
 Year Ended 10/31/05....    8.63       .47          .04           .51        (.44)        0.00           0.00
 Year Ended 10/31/04(l).    8.65       .47(g)       .05           .52        (.54)        0.00           0.00
 Year Ended 10/31/03....    7.74       .57          .95          1.52        (.34)        0.00           0.00
 Year ended 10/31/02(j).    8.43       .65         (.67)         (.02)       (.54)        0.00           0.00
Global Government Income
 Class A
 Year Ended 9/30/06.....   $7.69      $.44        $(.15)        $ .29       $(.44)       $0.00          $0.00
 Year Ended 9/30/05.....    7.35       .50          .34           .84        (.50)        0.00           0.00
 Year Ended 9/30/04(l)..    7.54       .50(g)      (.16)          .34        (.53)        0.00           0.00
 12/1/02 to 9/30/03(i)..    6.86       .44          .73          1.17        (.49)        0.00           0.00
 Year Ended 11/30/02(j).    7.07       .56         (.11)          .45        (.60)        0.00           0.00
 Year Ended 11/30/01....    7.55       .77         (.50)          .27        (.75)        0.00           0.00
 Class B
 Year Ended 9/30/06.....   $7.68      $.38        $(.14)        $  24       $(.38)       $0.00          $0.00
 Year Ended 9/30/05.....    7.35       .44          .33           .77        (.44)        0.00           0.00
 Year Ended 9/30/04(l)..    7.54       .45(g)      (.16)          .29        (.48)        0.00           0.00
 12/1/02 to 9/30/03(i)..    6.86       .40          .73          1.13        (.45)        0.00           0.00
 Year Ended 11/30/02(j).    7.07       .51         (.11)          .40        (.55)        0.00           0.00
 Year Ended 11/30/01....    7.58       .69         (.50)          .19        (.70)        0.00           0.00
 Class C
 Year Ended 9/30/06.....   $7.71      $.38        $(.15)        $ .23       $(.38)       $0.00          $0.00
 Year Ended 9/30/05.....    7.38       .44          .34           .78        (.45)        0.00           0.00
 Year Ended 9/30/04(l)..    7.57       .45(g)      (.16)          .29        (.48)        0.00           0.00
 12/1/02 to 9/30/03(i)..    6.88       .40          .74          1.14        (.45)        0.00           0.00
 Year Ended 11/30/02(j).    7.09       .52         (.12)          .40        (.55)        0.00           0.00
 Year Ended 11/30/01....    7.58       .71         (.50)          .21        (.70)        0.00           0.00


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 60 through 62.

        Less Distributions                                                  Ratios/Supplemental Data
----------------------------------                                         ----------------------
Distributions                                    Total                                   Ratio of Net
in Excess of    Tax       Total     Net Asset  Investment                   Ratio of      Investment
Net Realized  Return    Dividends    Value,   Return Based   Net Assets,    Expenses        Income
   Gain on      of         and       End of   on Net Asset  End of Period  to Average     to Average    Portfolio
 Investments  Capital Distributions  Period    Value (b)   (000's Omitted) Net Assets     Net Assets  Turnover Rate
------------- ------- ------------- --------- ------------ --------------- ----------    ------------ -------------
    $0.00      $0.00      $(.71)      $8.97      11.87%      $  235,763       1.48%          6.32%          75%
     0.00       0.00       (.55)       8.70      10.70          213,652       1.20           6.14          100
     0.00       0.00       (.61)       8.38      12.82          156,469       1.23(d)(h)     6.04(g)       173
     0.00       0.00       (.11)       8.00       5.11          137,709       1.75(d)(f)     7.90(f)        20
     0.00       0.00       (.70)       7.72      41.80          118,669       1.94(d)        9.73          125
     0.00       (.06)      (.80)       6.02       7.38           76,397       1.88(d)       11.02          170
    $0.00      $0.00      $(.65)      $9.05      11.11%      $   45,133       2.18%          5.55%          75%
     0.00       0.00       (.49)       8.77       9.81           53,629       1.89           5.39          100
     0.00       0.00       (.56)       8.45      12.02           61,715       1.94(d)(h)     7.57(g)       173
     0.00       0.00       (.11)       8.07       4.84           90,443       2.45(d)(f)     7.11(f)        20
     0.00       0.00       (.66)       7.80      40.69           89,571       2.64(d)        9.07          125
     0.00       (.06)      (.76)       6.09       6.50           80,064       2.58(d)       10.25          170
    $0.00      $0.00      $ .65       $9.07      11.10%      $   88,046       2.17%          5.54%          75%
     0.00       0.00       (.49)       8.79       9.81           91,662       1.89           5.38          100
     0.00       0.00       (.56)       8.47      12.00           82,876       1.92(d)(h)     5.51(g)       173
     0.00       0.00       (.11)       8.09       4.83           77,657       2.43(d)(f)     7.09(f)        20
     0.00       0.00       (.66)       7.82      40.80           73,477       2.63(d)        8.91          125
     0.00       (.06)      (.76)       6.10       6.50           45,527       2.56(d)       10.16          170
    $0.00      $0.00      $(.56)      $8.62       5.61%      $   25,348       1.78%          3.93%         169%
     0.00       0.00       (.41)       8.70       5.67           24,250       1.54           4.65           98
     0.00       0.00       (.52)       8.63       5.89           29,465       1.43(h)        5.83(g)       106
     0.00       (.29)      (.58)       8.65      19.57           37,043       1.60           6.50          155
     0.00       (.12)      (.64)       7.75       (.50)          38,631       1.53           7.71          268
    $0.00      $0.00      $(.49)      $8.63       4.96%      $   40,136       2.50%          3.24%         169%
     0.00       0.00       (.35)       8.70       4.92           59,513       2.25           3.94           98
     0.00       0.00       (.45)       8.63       5.13           84,385       2.15(h)        5.12(g)       106
     0.00       (.25)      (.52)       8.65      18.89          115,414       2.31           5.83          155
     0.00       (.11)      (.58)       7.74      (1.23)         117,529       2.24           7.02          268
    $0.00      $0.00      $(.50)      $8.63       4.86%      $   11,040       2.49%          3.22%         169%
     0.00       0.00       (.35)       8.71       4.93           11,492       2.25           3.94           98
     0.00       0.00       (.45)       8.64       5.25           14,094       2.14(h)        5.14(g)       106
     0.00       (.24)      (.52)       8.65      18.74           21,175       2.30           5.81          155
     0.00       (.11)      (.58)       7.75      (1.22)          20,113       2.23           7.00          268
    $0.00      $0.00      $(.58)      $8.62       5.94%      $    2,494       1.49%          4.17%        1.69%
     0.00       0.00       (.44)       8.70       6.01            1,594       1.26           4.93           98
     0.00       0.00       (.54)       8.63       6.21              900       1.13(h)        6.15(g)       106
     0.00       (.27)      (.61)       8.65      20.10            1,483       1.30           6.84          155
     0.00       (.13)      (.67)       7.74       (.31)           1,358       1.24           8.08          268
    $0.00      $0.00      $(.44)      $7.54       3.90%      $  935,901       1.04%(c)       5.81%(c)      104%
     0.00       0.00       (.50)       7.69      11.83          957,697       1.05           6.78           66
     0.00       0.00       (.53)       7.35       4.72          956,690       1.25(d)(h)     6.80(g)        76
     0.00       0.00       (.49)       7.54      17.48        1,060,244       1.49(d)(f)     7.28(f)        60
     0.00       (.06)      (.66)       6.86       6.69          947,300       1.57(d)        8.19          160
     0.00       0.00       (.75)       7.07       3.32        1,009,606       1.96(d)       10.07          315
    $0.00      $0.00      $(.38)      $7.54       3.28%      $  277,450       1.76%(c)       5.10%(c)      104%
     0.00       0.00       (.44)       7.68      11.04          373,923       1.77           5.82           66
     0.00       0.00       (.48)       7.35       3.98          476,171       1.98(d)(h)     6.07(g)        76
     0.00       0.00       (.45)       7.54      16.84          696,043       2.21(d)(f)     6.59(f)        60
     0.00       (.06)      (.61)       6.86       5.92          740,782       2.28(d)        7.47          160
     0.00       0.00       (.70)       7.07       2.20          888,457       2.66(d)        9.06          315
    $0.00      $0.00      $(.38)      $7.56       3.15%      $  256,047       1.74%(c)       5.07%(c)      104%
     0.00       0.00       (.45)       7.71      10.87          251,752       1.76           5.88           66
     0.00       0.00       (.48)       7.38       3.97          251,666       1.96(d)(h)     6.07(g)        76
     0.00       0.00       (.45)       7.57      16.94          295,295       2.20(d)(f)     6.56(f)        60
     0.00       (.06)      (.61)       6.88       5.91          277,015       2.27(d)        7.45          160
     0.00       0.00       (.70)       7.09       2.48          310,985       2.65(d)        9.34          315


--------------------------------------------------------------------------------

Please refer to the footnotes on pages 60 through 62.

--------------------------------------------------------------------------------
(a)Based on average shares outstanding.
(b)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge, if applicable, is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment returns calculated for periods of less than one year are not annualized.

(c)The ratio includes expenses attributable to costs of proxy solicitation.
(d)Includes interest expense. If the following Funds (except for AllianceBernstein Emerging Market Debt which is net of waivers/reimbursements) had borne all expenses excluding interest expense, the ratio of expenses to average net assets would have been as follows:


                                                             September
                                           2006  2005  2004    2003       2003   2002
                                           ----- ----- ----- ---------  -----    -----
AllianceBernstein Short Duration Portfolio
Class A                                                1.01%
Class B                                                1.73%
Class C                                                1.72%
AllianceBernstein U.S. Government
Class A                                    1.00% 1.06% 1.10%   1.11%(i) 1.09%    1.09%
Class B                                    1.75% 1.78% 1.83%   1.83%(i) 1.81%    1.80%
Class C                                    1.72% 1.77% 1.82%   1.83%(i) 1.80%    1.79%
Advisor Class                               .70% 0.72% 0.79%   0.81%(i) 0.80%    0.81%
AllianceBernstein Corporate Bond
Class A                                          1.08% 1.12%   1.15%(i) 1.13%    1.09%
Class B                                          1.79% 1.84%   1.87%(i) 1.85%    1.80%
Class C                                          1.78% 1.84%   1.86%(i) 1.84%    1.79%
Advisor Class                                    0.82% 0.83%   0.86%(i) 0.85%(i)    --

                                                              October
                                           2006  2005  2004    2003       2003   2002
                                           ----- ----- ----- ---------  -----    -----
AllianceBernstein Emerging Market Debt
Class A                                          1.19% 1.21%   1.47%(i) 1.46%    1.50%
Class B                                          1.89% 1.92%   2.17%(i) 2.17%    2.20%
Class C                                          1.88% 1.90%   2.16%(i) 2.16%    2.19%
AllianceBernstein Global Government Income
Class A                                          1.05% 1.27%   1.26%(i)    --    1.28%
Class B                                          1.77% 1.99%   1.98%(i)    --    2.00%
Class C                                          1.76% 1.97%   1.97%(i)    --    1.99%



(e)Commencement of distribution.
(f)Annualized.
(g)Net of fees waived and expenses reimbursed by the Adviser.
(h)Net of fees waived by the Adviser. If the following Funds had borne all expenses for the respective year ends, the expense ratios would have been as follows:



                                          2004
                                          -----
AllianceBernstein U.S. Government
Class A.................................. 1.39%
Class B.................................. 2.13%
Class C.................................. 2.11%
Advisor Class............................ 1.08%

AllianceBernstein Corporate Bond
Class A.................................. 1.20%
Class B.................................. 1.93%
Class C.................................. 1.92%
Advisor Class............................ 0.92%

AllianceBernstein High Yield
Class A.................................. 1.32%
Class B.................................. 2.05%
Class C.................................. 2.04%
Advisor Class............................ 1.02%

                                          2004
                                          -----
AllianceBernstein Emerging Market Debt
Class A.................................. 1.40%
Class B.................................. 2.11%
Class C.................................. 2.09%

AllianceBernstein Global Strategic Income
Class A.................................. 1.60%
Class B.................................. 2.32%
Class C.................................. 2.31%
Advisor Class............................ 1.30%

                                           2004
                                           -----
AllianceBernstein Global Government Income
Class A................................... 1.41%
Class B................................... 2.15%
Class C................................... 2.12%



(i)Change in fiscal year end.
(j)As required, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. For each Fund, the effective date and impact of this change to each class of shares is as follows:



                                                                       Increase
                                                                    (Decrease) in  Decrease in Ratio of
                                                                     Net Realized  Net Investment Income
                                                      Decrease in   and Unrealized to Average Net
                                                     Net Investment Gain (Loss) on    Assets:
                                           Effective   Income per    Investments   ---------------------
                                             Date        Share        per Share    From:       To:
                                           --------- -------------- --------------   ------     ------
AllianceBernstein U.S. Government            7/1/01
Class A                                                  $(0.03)        $ 0.03      5.56%      5.15%
Class B                                                   (0.03)          0.03      4.82%      4.41%
Class C                                                   (0.03)          0.03      4.83%      4.42%
Advisor Class                                             (0.03)          0.03      5.81%      5.41%
AllianceBernstein Intermediate Bond          7/1/01
Class A                                                   (0.05)          0.05      4.93%      4.39%
Class B                                                   (0.05)          0.05      4.24%      3.70%
Class C                                                   (0.05)          0.05      4.25%      3.71%
Advisor Class                                             (0.06)          0.06      5.24%      4.69%
AllianceBernstein Corporate Bond             7/1/01
Class A                                                   (0.01)         (0.01)     7.82%      7.79%
Class B                                                   (0.01)         (0.01)     7.08%      7.05%
Class C                                                   (0.01)         (0.01)     7.10%      7.07%
AllianceBernstein High Yield                 9/1/01
Class A                                                   (0.01)         (0.01)    10.19%     10.06%
Class B                                                   (0.01)         (0.01)     9.47%      9.34%
Class C                                                   (0.01)         (0.01)     9.47%      9.35%
Advisor Class                                             (0.01)         (0.01)    10.56%     10.43%
AllianceBernstein Emerging Market Debt       9/1/01
Class A                                                   (0.01)         (0.01)    11.10%     11.02%
Class B                                                   (0.01)         (0.01)    10.34%     10.25%
Class C                                                   (0.01)         (0.01)    10.24%     10.16%
AllianceBernstein Global Strategic Income   11/1/01
Class A                                                   (0.03)         (0.03)     8.03%      7.71%
Class B                                                   (0.03)         (0.03)     7.34%      7.02%
Class C                                                   (0.03)         (0.03)     7.32%      7.00%
Advisor Class                                             (0.03)         (0.03)     8.40%      8.08%
AllianceBernstein Global Government Income  12/1/01
Class A                                                   (0.04)         (0.04)     8.83%      8.19%
Class B                                                   (0.04)         (0.04)     8.10%      7.47%
Class C                                                   (0.04)         (0.04)     8.09%      7.45%


Per share, ratios and supplemental data for periods prior to the effective date have not been restated to reflect these changes in presentation.

(k)Net of expenses assumed and/or waived/reimbursed. If the following Funds had borne all expenses for the respective years ended, the expense ratios would have been as follows:



                                                      September
                                    2006  2005  2004    2003     2003  2002
                                    ----- ----- ----- ---------  ----- -----
AllianceBernstein Intermediate Bond
Class A                             1.34% 1.31% 1.26%   1.33%(i) 1.32% 1.48%
Class B                             2.10% 2.02% 2.00%   2.06%(i) 2.05% 2.19%
Class C                             2.07% 2.03% 1.99%   2.06%(i) 2.03% 2.19%
Advisor Class                       1.02%  .84%  .96%   1.03%(i) 1.20% 1.20%

(l)The Funds have adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however prior to the effective date noted below, these interim payments were reflected within interest income/expense on the statement of operations. For each Fund, the effective date and impact of this change to each class of shares is as follows:



                                                                                      Increase
                                                                       Increase    (Decrease) to
                                                        Increase    (Decrease) in    Ratios of
                                                     (Decrease) in   Net Realized  Net Investment
                                                     Net Investment and Unrealized   Income to
                                           Effective   Income Per    Gain (Loss)      Average
                                             Date        Share        Per Share      Net Assets
                                           --------- -------------- -------------- --------------
AllianceBernstein Corporate Bond            10/1/03
Class A                                                     0.02        (0.02)           0.18%
Class B                                                     0.02        (0.02)           0.16%
Class C                                                     0.02        (0.02)           0.16%
Advisor Class                                               0.02        (0.02)           0.18%
AllianceBernstein Emerging Market Debt      11/1/03
Class A                                                   (0.05)          0.05         (0.56)%
Class B                                                   (0.04)          0.04         (0.57)%
Class C                                                   (0.05)          0.05         (0.55)%
AllianceBernstein Global Strategic Income   11/1/03
Class A                                                  (0.001)         0.001         (0.20)%
Class B                                                  (0.001)         0.001         (0.20)%
Class C                                                  (0.001)         0.001         (0.20)%
Advisor Class                                            (0.001)         0.001         (0.20)%
AllianceBernstein Global Government Income  10/1/03
Class A                                                 (0.0002)        0.0002        (0.003)%
Class B                                                 (0.0002)        0.0002        (0.003)%
Class C                                                 (0.0002)        0.0002        (0.003)%

APPENDIX A
--------------------------------------------------------------------------------

BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

FITCH RATINGS
AAA--Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

DOMINION BOND RATING SERVICE LIMITED
Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The AAA and D categories do not utilize "high", "middle", and "low" as differential grades.

AAA--Long-term debt rated AAA is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standard that Dominion has set for this category, few entities are able to achieve a AAA rating.

AA--Long-term debt rated AA is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated AAA only to a small degree. Given the extremely restrictive definition Dominion has for the AAA category, entities rated AA are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.


A--Long-term debt rated A is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of AA rated entities. While A is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.


BBB--Long-term debt rated BBB is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB--Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B--Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

CCC, CC and C--Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated B. Long-term debt rated below B often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with CC and C normally used for lower ranking debt of companies for which the senior debt is rated in the CCC to B range.

D--A security rated D implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, Dominion may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by Dominion.

APPENDIX B
--------------------------------------------------------------------------------

Hypothetical Investment and Expense Information


The settlement agreement between the Adviser and the NYAG requires the Funds to include the following supplemental hypothetical investment information that provides additional information calculated and presented in a manner different from expense information found under "Fees and Expenses of the Funds" in this Prospectus about the effect of a Fund's expenses, including investment advisory fees and other Fund costs, on each Fund's returns over a 10-year period. The chart shows the estimated expenses (net of any fee or expense waiver for the first year) that would be charged on a hypothetical investment of $10,000 in Class A shares of each Fund assuming a 5% return each year, including an initial sales charge of 4.25%. Except as otherwise indicated, the chart also assumes that the current annual expense ratio stays the same throughout the 10-year period. The current annual expense ratio for each Fund is the same as stated under "Financial Highlights." If you wish to obtain hypothetical investment information for other classes of shares of each Fund, please refer to the "Mutual Fund Fees & Expenses Calculators" on www.AllianceBernstein.com. Your actual expenses may be higher or lower.



                     AllianceBernstein Short Duration Portfolio
-------------------------------------------------------------------------------------
                  Hypothetical                                           Hypothetical
     Hypothetical Performance   Investment   Annual Expense Hypothetical    Ending
Year  Investment    Earnings   After Returns     Ratio        Expenses    Investment
---- ------------ ------------ ------------- -------------- ------------ ------------
 1    $10,000.00   $  478.75    $10,053.75        1.03%      $  528.55    $ 9,950.20
 2      9,950.20      497.51     10,447.71        1.03          107.61     10,340.09
 3     10,340.09      517.00     10,857.10        1.03          111.83     10,745.27
 4     10,745.27      537.26     11,282.54        1.03          116.21     11,166.32
 5     11,166.32      558.32     11,724.64        1.03          120.76     11,603.88
 6     11,603.88      580.19     12,184.07        1.03          125.50     12,058.58
 7     12,058.58      602.93     12,661.50        1.03          130.41     12,531.09
 8     12,531.09      626.55     13,157.65        1.03          135.52     13,022.12
 9     13,022.12      651.11     13,673.23        1.03          140.83     13,532.39
 10    13,532.39      676.62     14,209.01        1.03          146.35     14,062.66
-------------------------------------------------------------------------------------
                   $5,726.25                                 $1,663.59



                     AllianceBernstein U.S. Government Portfolio
-------------------------------------------------------------------------------------
                  Hypothetical                                           Hypothetical
     Hypothetical Performance   Investment   Annual Expense Hypothetical    Ending
Year  Investment    Earnings   After Returns     Ratio        Expenses    Investment
---- ------------ ------------ ------------- -------------- ------------ ------------
 1    $10,000.00   $  478.75    $10,053.75        1.04%      $  529.56    $ 9,949.19
 2      9,949.19      497.46     10,446.65        1.04          108.65     10,338.01
 3     10,338.01      516.90     10,854.91        1.04          112.89     10,742.01
 4     10,742.01      537.10     11,279.12        1.04          117.30     11,161.81
 5     11,161.81      558.09     11,719.90        1.04          121.89     11,598.02
 6     11,598.02      579.90     12,177.92        1.04          126.65     12,051.27
 7     12,051.27      602.56     12,653.83        1.04          131.60     12,522.23
 8     12,522.23      626.11     13,148.34        1.04          136.74     13,011.60
 9     13,011.60      650.58     13,662.18        1.04          142.09     13,520.09
 10    13,520.09      676.00     14,196.10        1.04          147.64     14,048.46
-------------------------------------------------------------------------------------
                   $5,723.45                                 $1,675.01



                    AllianceBernstein Intermediate Bond Portfolio
--------------------------------------------------------------------------------------
                   Hypothetical                                           Hypothetical
      Hypothetical Performance   Investment   Annual Expense Hypothetical    Ending
Year   Investment    Earnings   After Returns     Ratio       Expenses*    Investment
----  ------------ ------------ ------------- -------------- ------------ ------------
1      $10,000.00   $  478.75    $10,053.75        0.98%      $  523.53    $ 9,955.22
2        9,955.22      497.76     10,452.98        1.34          140.07     10,312.91
3       10,312.91      515.65     10,828.56        1.34          145.10     10,683.46
4       10,683.46      534.17     11,217.63        1.34          150.32     11,067.31
5       11,067.31      553.37     11,620.68        1.34          155.72     11,464.96
6       11,464.96      573.25     12,038.21        1.34          161.31     11,876.90
7       11,876.90      593.84     12,470.74        1.34          167.11     12,303.64
8       12,303.64      615.18     12,918.82        1.34          173.11     12,745.71
9       12,745.71      637.29     13,382.99        1.34          179.33     13,203.66
10      13,203.66      660.18     13,863.84        1.34          185.78     13,678.07
--------------------------------------------------------------------------------------
Total               $5,659.45                                 $1,981.38

                      AllianceBernstein Corporate Bond Portfolio
--------------------------------------------------------------------------------------
                   Hypothetical                                           Hypothetical
      Hypothetical Performance   Investment   Annual Expense Hypothetical    Ending
Year   Investment    Earnings   After Returns     Ratio        Expenses    Investment
----  ------------ ------------ ------------- -------------- ------------ ------------
1      $10,000.00   $  478.75    $10,053.75        1.11%      $  536.60    $ 9,942.15
2        9,942.15      497.11     10,439.26        1.11          115.88     10,323.39
3       10,323.39      516.17     10,839.55        1.11          120.32     10,719.24
4       10,719.24      535.96     11,255.20        1.11          124.93     11,130.26
5       11,130.26      556.51     11,686.78        1.11          129.72     11,557.05
6       11,557.05      577.85     12,134.91        1.11          134.70     12,000.21
7       12,000.21      600.01     12,600.22        1.11          139.86     12,460.36
8       12,460.36      623.02     13,083.38        1.11          145.23     12,938.15
9       12,938.15      646.91     13,585.06        1.11          150.79     13,434.26
10      13,434.26      671.71     14,105.98        1.11          156.58     13,949.40
--------------------------------------------------------------------------------------
Total               $5,704.00                                 $1,754.61



                          AllianceBernstein High Yield Fund
--------------------------------------------------------------------------------------
                   Hypothetical                                           Hypothetical
      Hypothetical Performance   Investment   Annual Expense Hypothetical    Ending
Year   Investment    Earnings   After Returns     Ratio        Expenses    Investment
----  ------------ ------------ ------------- -------------- ------------ ------------
1      $10,000.00   $  478.75    $10,053.75        1.28%      $  553.69    $ 9,925.06
2        9,925.06      496.25     10,421.32        1.28          133.39     10,287.92
3       10,287.92      514.40     10,802.32        1.28          138.27     10,664.05
4       10,664.05      533.20     11,197.25        1.28          143.32     11,053.93
5       11,053.93      552.70     11,606.62        1.28          148.56     11,458.06
6       11,458.06      572.90     12,030.96        1.28          154.00     11,876.96
7       11,876.96      593.85     12,470.81        1.28          159.63     12,311.19
8       12,311.19      615.56     12,926.75        1.28          165.46     12,761.28
9       12,761.28      638.06     13,399.35        1.28          171.51     13,227.84
10      13,227.84      661.39     13,889.23        1.28          177.78     13,711.45
--------------------------------------------------------------------------------------
Total               $5,657.06                                 $1,945.61



                     AllianceBernstein Emerging Market Debt Fund
--------------------------------------------------------------------------------------
                   Hypothetical                                           Hypothetical
      Hypothetical Performance   Investment   Annual Expense Hypothetical    Ending
Year   Investment    Earnings   After Returns     Ratio        Expenses    Investment
----  ------------ ------------ ------------- -------------- ------------ ------------
1      $10,000.00   $  478.75    $10,053.75        1.48%      $  573.80    $ 9,904.95
2        9,904.95      495.25     10,400.20        1.48          153.92     10,246.28
3       10,246.28      512.31     10,758.59        1.48          159.23     10,599.37
4       10,599.37      529.97     11,129.33        1.48          164.71     10,964.62
5       10,964.62      548.23     11,512.85        1.48          170.39     11,342.46
6       11,342.46      567.12     11,909.58        1.48          176.26     11,733.32
7       11,733.32      586.67     12,319.99        1.48          182.34     12,137.65
8       12,137.65      606.88     12,744.54        1.48          188.62     12,555.92
9       12,555.92      627.80     13,183.71        1.48          195.12     12,988.59
10      12,988.59      649.43     13,638.02        1.48          201.84     13,436.18
--------------------------------------------------------------------------------------
Total               $5,602.41                                 $2,166.23



                   AllianceBernstein Global Strategic Income Trust
--------------------------------------------------------------------------------------
                   Hypothetical                                           Hypothetical
      Hypothetical Performance   Investment   Annual Expense Hypothetical    Ending
Year   Investment    Earnings   After Returns     Ratio        Expenses    Investment
----  ------------ ------------ ------------- -------------- ------------ ------------
1      $10,000.00   $  478.75    $10,053.75        1.78%      $  603.96    $ 9,874.79
2        9,874.79      493.74     10,368.53        1.78          184.56     10,183.97
3       10,183.97      509.20     10,693.17        1.78          190.34     10,502.83
4       10,502.83      525.14     11,027.97        1.78          196.30     10,831.68
5       10,831.68      541.58     11,373.26        1.78          202.44     11,170.82
6       11,170.82      558.54     11,729.36        1.78          208.78     11,520.58
7       11,520.58      576.03     12,096.60        1.78          215.32     11,881.28
8       11,881.28      594.06     12,475.35        1.78          222.06     12,253.29
9       12,253.29      612.66     12,865.95        1.78          229.01     12,636.94
10      12,636.94      631.85     13,268.78        1.78          236.18     13,032.60
--------------------------------------------------------------------------------------
Total               $5,521.55                                 $2,488.95

                   AllianceBernstein Global Government Income Trust
--------------------------------------------------------------------------------------
                   Hypothetical                                           Hypothetical
      Hypothetical Performance   Investment   Annual Expense Hypothetical    Ending
Year   Investment    Earnings   After Returns     Ratio        Expenses    Investment
----  ------------ ------------ ------------- -------------- ------------ ------------
1      $10,000.00   $  478.75    $10,053.75        1.04%      $  529.56    $ 9,949.19
2        9,949.19      497.46     10,446.65        1.04          108.65     10,338.01
3       10,338.01      516.90     10,854.91        1.04          112.89     10,742.01
4       10,742.01      537.10     11,279.12        1.04          117.30     11,161.81
5       11,161.81      558.09     11,719.90        1.04          121.89     11,598.02
6       11,598.02      579.90     12,177.92        1.04          126.65     12,051.27
7       12,051.27      602.56     12,653.83        1.04          131.60     12,522.23
8       12,522.23      626.11     13,148.34        1.04          136.74     13,011.60
9       13,011.60      650.58     13,662.18        1.04          142.09     13,520.09
10      13,520.09      676.00     14,196.10        1.04          147.64     14,048.46
--------------------------------------------------------------------------------------
Total               $5,723.45                                 $1,675.01

--------
* Expenses are net of any fee waiver or expense waiver for the first year. Thereafter, the expense ratio reflects the Fund's operating expenses as reflected under "Fees and Expenses of the Funds" before waiver.

For more information about the Funds, the following documents are available upon request:

..  Annual/Semi-Annual Reports to Shareholders
The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

..  Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs and the independent registered public accounting firms' reports and financial statements in each Fund's most recent annual report to shareholders are incorporated by reference into (and are legally part of) this Prospectus.

You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting the Adviser:



By Mail:  AllianceBernstein Investor Services, Inc.
          P.O. Box 786003
          San Antonio, TX 78278-6003

By Phone: For Information: (800) 221-5672
          For Literature: (800) 227-4618


Or you may view or obtain these documents from the Commission:


.. Call the Commission at 1-202-551-8090 for information on the operation of the Public Reference Room.


..  Reports and other information about a Fund are available on the EDGAR
   Database on the Commission's Internet site at http://www.sec.gov.

.. Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.


You also may find these documents and more information about the Adviser and the Funds on the Internet at: www.AllianceBernstein.com.

AllianceBernstein and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.



                     Fund                     SEC File No.
                     ----                     ------------
                     U.S. Government           811-02383
                     Intermediate Bond         811-02383
                     Short Duration Plus        811-5555
                     Corporate Bond            811-02383
                     High Yield                 811-9160
                     Global Strategic Income   811-07391
                     Global Government Income  811-06554
                     Emerging Market Debt      811-08188



  Privacy Notice
  (This information is not part of the Prospectus.)


  AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about our clients from sources including:
  (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information collecting devices known as "cookies".

  It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf pursuant to a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (or former clients) include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, which comply with applicable federal standards, to safeguard such nonpublic personal information.


                                                                  PRO-0115-0207

[LOGO]                                             ALLIANCEBERNSTEIN GLOBAL
                                                   GOVERNMENT INCOME TRUST, INC.

--------------------------------------------------------------------------------

c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature: Toll Free (800) 227-4618

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                February 1, 2007

--------------------------------------------------------------------------------

     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the current prospectus, dated February 1, 2007, of AllianceBernstein Global Government Income Trust, Inc. (the "Fund") that offers Class A, Class B, and Class C shares of the Fund (the "Prospectus"). The Fund currently does not offer Advisor Class shares. Financial statements for the Fund for the fiscal year ended September 30, 2006 are included in the Fund's annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectus and the Fund's annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                                                            PAGE

Description of the Fund......................................................
Management of the Fund.......................................................
Expenses of the Fund.........................................................
Purchase of Shares...........................................................
Redemption and Repurchase of Shares..........................................
Shareholder Services.........................................................
Net Asset Value..............................................................
Dividends, Distributions and Taxes...........................................
Portfolio Transactions.......................................................
General Information..........................................................
Financial Statements and Report of Independent
    Registered Public Accounting Firm........................................
Appendix A: Obligations of U.S. Government
    Agencies or Instrumentalities............................................A-1
Appendix B: Statement of Policies and Procedures
    for Voting Proxies.......................................................B-1

----------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

--------------------------------------------------------------------------------

                             DESCRIPTION OF THE FUND

--------------------------------------------------------------------------------

          The Fund is a non-diversified, open-end investment company. Except as otherwise indicated, the investment objective and policies of the Fund are not designated "fundamental policies" and may, therefore, be changed by the Fund's Board of Directors without a shareholder vote. There is no guarantee that the Fund will achieve its investment objective. Whenever any investment policy or restriction states a percentage of the Fund's assets that may be invested in any security or other asset, it is intended that such percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increases or decreases in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of this percentage limitation.

          The term "net assets", as used in this SAI, means net assets plus any borrowings.

Investment Objective
--------------------

          The Fund's investment objective is current income consistent with preservation of capital.

Investment Policies
-------------------

          The Fund invests, under normal circumstances, at least 80% of its net assets in government securities. This policy may not be changed without 60 days' prior written notice to shareholders. The Fund invests, under normal circumstances, at least 65% of its assets in debt securities issued or guaranteed by the governments of countries that are members of the Organization for Economic Cooperation and Development ("OECD"). The Fund's investments may be denominated in local currency or U.S. Dollar-denominated, but the Fund expects to maintain at least 25% of its assets in U.S. Dollar-denominated securities.

          The OECD is composed of 30 countries having market democracies that work together to address economic, social, and environmental and governance issues. The OECD countries, three-quarters of which are considered to be developed countries, such as the United States, the United Kingdom, Canada and Australia, provide the Fund with broad and diversified global investment opportunities. The Fund will not invest more than 10% of its net assets in any one country unless that country is both a member of the OECD and rated investment grade by a nationally recognized rating agency. For additional information about securities ratings, please see "Additional Investment Policies and Practices - Securities Ratings" below.

          The Fund may use borrowings for investment purposes or otherwise leverage its assets through, for example, the use of reverse repurchase agreements.

          The Fund invests at least 80% of its assets in fixed-income securities rated investment grade at the time of investment. Investment grade means at least BBB- by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch") and Baa3 by Moody's Investors Service, Inc. ("Moody's") or better. The Fund may determine not to retain a debt security that is downgraded below these credit rating standards or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration. The Fund may conclude, under certain circumstances, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

          The Fund also may invest, without limit, in derivatives such as options, futures, forwards and swap agreements relating to fixed-income securities for hedging or other purposes. The Fund may invest in preferred stock.

          The Adviser will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar.

Additional Investment Policies and Practices
--------------------------------------------

          The following additional investment policies supplement those set forth in the Prospectus.

Borrowing
---------

          The Fund may borrow for temporary purposes to repurchase its securities to meet redemptions in an amount not exceeding 5% of the value of the total assets of the Fund.

Derivatives
-----------

          The Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by the Fund are described below.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. The Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

          Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of the Fund's investment policies.

               -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Fund's interest.

               -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

               -- Credit Risk. This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

               -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

               -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

               -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

          Use of Options, Futures, Forwards and Swaps by the Fund.
          --------------------------------------------------------

          Options on Securities. The Fund may write and purchase call and put options on securities. In purchasing an option on securities, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, the Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

          The Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. The Fund will not write uncovered call or put options on securities. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by the Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written.

          The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

          By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

          The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

          The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by AllianceBernstein L.P., the Fund's investment adviser (the "Adviser"), and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

          Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

          The Fund may write (sell) call and put options and purchase call and put options on securities indices. If the Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.


          The purchase of call options on securities indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

          Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for hedging purposes. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and could thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

          Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

          The Fund may write options on foreign currencies for hedging purposes or to increase return. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities could be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund will be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          Futures Contracts. Futures contracts that the Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities.

          Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed-income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows a Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

          The Fund may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. Each Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

          Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When a Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

          The Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that a Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

          Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect a Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, a Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

          The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

          Options on Futures Contracts. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Fund will be traded on U.S. exchanges and, will be used only for hedging purposes.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, a Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

          Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options thereon that are linked to the London Interbank Offered Rate and are subject to the same limitations and risks as other futures contracts and options.

          Forward Commitments and When-Issued and Delayed Delivery Securities. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Fund does not pay for the securities until they are received, and the Fund is required to create a segregated account with its custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments and "when-issued" or "delayed delivery" commitments.

          Forward commitments include "To be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by GNMA, FNMA or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

          The use of forward commitments enables the Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, the Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). In addition, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value.

          At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          The Fund will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.


          Although the Fund does not intend to enter into forward commitments for speculative purposes and the Fund intends to adhere to the provisions of Securities and Exchange Commission ("Commission") policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.


          Forward Currency Exchange Contracts. A forward currency exchange contract is an obligation by one party to buy, and the other party to sell, a specific amount of a currency for an agreed upon price at a future date. Forward currency exchange contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward currency exchange contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment. NDFs specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.


          The Fund may enter into forward currency exchange contracts to attempt to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies, and to gain exposure to non-U.S. dollar fixed-income markets. The Fund intends to enter into forward currency exchange contracts for hedging purposes similar to those described above in connection with its transactions in foreign currency futures contracts. In particular, a forward currency exchange contract to sell a currency may be entered into in lieu of the sale of a foreign currency futures contract where the Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, the Fund may enter into a forward currency exchange contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire, or to replicate the economic impact of owning a non-U.S. dollar fixed-income instrument. The Fund also may enter into a forward currency exchange contract in order to assure itself of a predetermined exchange rate in connection with a security denominated in a foreign currency. The Fund may engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Fund may achieve the same protection for a foreign security at a reduced cost through the use of a forward currency exchange contract relating to a currency other than the U.S. dollar or the foreign currency in which the security is denominated.

          If a hedging transaction in forward currency exchange contracts is successful, the decline in the value of portfolio securities or the increase in the cost of securities to be acquired may be offset, at least in part, by profits on the forward currency exchange contract. Nevertheless, by entering into such forward currency exchange contracts, the Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates.

          The Fund has established procedures consistent with Commission policies concerning purchases of foreign currency through forward currency exchange contracts. Accordingly, the Fund will segregate and mark to market liquid assets in an amount at least equal to the Fund's obligations under any forward currency exchange contracts.

          Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and five years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund it will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Fund is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

          The Fund will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Fund investing less than 80% of its net assets in investment grade securities or 20% of its net assets in non-investment grade securities rated, at the time of investment, at least B- or B3.

          Interest Rate Transactions. The Fund may enter into interest rate swap, cap or floor transactions, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Adviser does not intend to use these transactions in a speculative manner. The Fund also may invest in interest rate transaction futures.


          Interest Rate Swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).


          Interest Rate Caps and Floors. Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor.

          The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to the Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make. The Fund will enter into interest rate swap, cap or floor transactions only with counterparties who have credit ratings of at least A- (or the equivalent) from any one NRSRO or counterparties with guarantors with debt securities having such a rating.

Governmental Obligations
------------------------

          The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multi-lateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Illiquid Securities
-------------------


          The Fund will limit its investments not invest in illiquid securities to no more than 15% of its net assets or such other amount permitted by guidance regarding the 1940 Act. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers),
(b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.


          The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.


Investments in Other Investment Companies
-----------------------------------------


          The Fund may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Fund intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act.

Lending of Portfolio Securities
-------------------------------

          The Fund may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.


          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks.

          The Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

          The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Preferred Stock
---------------

          The Fund may invest in preferred stock. Preferred stock is an equity security that has features of debt because it generally entitles the holder to periodic payments at a fixed rate of return. Preferred stock is subordinated to any debt the issuer has outstanding but has liquidation preference over common stock. Accordingly, preferred stock dividends are not paid until all debt obligations are first met. Preferred stock may be subject to more fluctuations in market value, due to changes in market participants' perceptions of the issuer's ability to continue to pay dividends, than debt of the same issuer.

Repurchase Agreements
---------------------

          A repurchase agreement is an agreement by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Fund.

          The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

          The Fund may enter into repurchase agreements pertaining to the types of securities in which it invests with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New
York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers.

Reverse Repurchase Agreements and Dollar Rolls
----------------------------------------------

          Reverse repurchase agreements are identical to repurchase agreements except that rather than buying securities for cash subject to their repurchase by the seller, the Fund sells portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price slightly higher than the sale price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of a reverse repurchase agreement is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the "interest cost" to the Fund of the reverse repurchase transaction, i.e., the difference between the sale and repurchase price for the securities, is less than the cost of otherwise obtaining the cash.

          Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

          Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. In addition, the use of these investments results in leveraging the Fund's common stocks because the Fund uses the proceeds to make investments in other fixed-income securities. Use of leverage is considered speculative and has, among other things, the risk that the Fund's NAV may be more volatile.

Securities Ratings
------------------

          The ratings of fixed-income securities by S&P and Moody's are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

          Securities rated BBB+, BBB or BBB- by S&P or Baa1, Baa2 or Baa3 by Moody's are considered to be investment grade, but to have speculative characteristics. Sustained periods of deteriorating economic conditions or rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities. The Fund expects that it will not retain a debt security that is downgraded below its credit ratings standards, described above, or, if unrated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Fund. See Appendix A for a description of such ratings.

          Non-rated securities will also be considered for investment by the Fund when the Adviser believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.

          The Investment Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Portfolio Fund, if a security is rated by two or more rating agencies, the Investment Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Investment Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba, S&P as BBB and Fitch as BB, the Investment Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

          Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Structured Securities
---------------------

          The Fund may invest securities issued in structured financing transactions, which generally involve aggregating types of debt assets in a pool or special purpose entity and then issuing new securities. Types of structured financings include, for example, mortgage-related and other asset-backed securities. The Fund's investments include investments in structured securities that represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of debt obligations. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments.

          The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities.

          Certain issuers of Structured Securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund's investment in these Structured Securities may be limited by the restrictions contained in the 1940 Act.

U.S. Government Securities
--------------------------

          U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by the Government National Mortgage Association ("GNMA"), the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government or a right to borrow from the U.S. Treasury, such as securities issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs
(i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

          U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage-related securities. Zero coupon securities are described in more detail in "Zero Coupon Securities" below, and stripped mortgage-related securities and principal-only securities are described in more detail in "Mortgage-Related Securities and Other Asset-Backed Securities -Stripped Mortgage-Related Securities" above.

          Inflation-indexed bonds, or IPS, such as Treasury Inflation-Protected Securities, or TIPS, are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of these securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          Inflation-indexed bonds tend to react to changes in real interest rates. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

          TIPS, which are issued by the U.S Treasury, use the Consumer Price Index for Urban Consumers, or the CPI, as the inflation measure. The principal of a TIPS increases with inflation and decreases with deflation, as measured by the CPI. When a TIPS matures, the holder is paid the adjusted principal or original principal, whichever is greater. TIPS pay interest twice a year, at a fixed rate, which is determined by auction at the time the TIPS are issued. The rate is applied to the adjusted principal; so, like the principal, interest payments rise with inflation and fall with deflation. TIPS are issued in terms of 5, 10, and 20 years.

          Stripped mortgage-related securities (SMRS) are mortgage related securities that are usually structured with separate classes of securities collateralized by a pool of mortgages or a pool of mortgage backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities (IOs) receiving all of the interest payments from the underlying assets and one class of principal-only securities (POs) receiving all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease and are extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal prepayments may have a material adverse effect on the yield to maturity of the IO class. POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Due to their structure and underlying cash flows, SMRS may be more volatile than mortgage-related securities that are not stripped. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates.

          In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS.

          Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Fund that holds the securities.

          U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities.

Variable, Floating and Inverse Floating Rate Securities
-------------------------------------------------------

          These securities have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. Some of these securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of these securities, they are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rate on these securities may lag behind changes in prevailing market interest rates. Also, some of these securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in the interest rate during a specified period or over the life of the security.

Zero Coupon Securities
----------------------

          A zero coupon security pays no interest to its holder during its life. An investor acquires a zero coupon security at a discounted price from the face value of the security, which is generally based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than its face value (sometimes referred to as a "deep discount" price). Upon maturity of the zero coupon security, the investor receives the face value of the security.

          The Fund may invest in zero coupon Treasury securities, which consist of Treasury bills or the principal components of U.S. Treasury bonds or notes. The Fund may also invest in zero coupon securities issued by U.S. Government agencies or instrumentalities that are supported by the full faith and credit of the United States, which consist of the principal components of securities of U.S. Government agencies or instrumentalities.

          Currently, the only U.S. Treasury security issued without coupons is the Treasury bill. The zero coupon securities purchased by the Fund may consist of principal components held in STRIPS form issued through the U.S. Treasury's STRIPS program, which permits the beneficial ownership of the component to be recorded directly in the Treasury book-entry system. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions ("corpus") from the coupon portions of the U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which instruments are generally held by a bank in a custodial or trust account). The staff of the Commission has indicated that, in its view, these receipts or certificates should be considered as securities issued by the bank or brokerage firm involved and, therefore, unlike those obligations issued under the U.S. Treasury's STRIPS program, should not be included in the Fund's categorization of U.S. Government Securities. The Fund disagrees with the staff's interpretation but has undertaken that it will not invest in such securities until final resolution of the issue. If such securities are deemed to be U.S. Government Securities, the Fund will not be subject to any limitations on their purchase.

          Because zero coupon securities trade at a discount from their face or par value but pay no periodic interest, they are subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest.

          Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the holder receives no interest payment in cash on the security during the year (generally referred to as "original issue discount" or "OID"). As a result, in order to make the distributions necessary for the Fund not to be subject to federal income or excise taxes, the Fund may be required to pay out as an income distribution each year an amount, obtained by liquidation of portfolio securities or borrowings if necessary, greater than the total amount of cash that the Fund has actually received as interest during the year. The Fund believes, however, that it is highly unlikely that it would be necessary to liquidate portfolio securities or borrow money in order to make such required distributions or to meet its investment objective.

Special Borrowing Considerations
--------------------------------

          Effects of Borrowing and Use of Leverage. The Fund may use borrowings for investment purposes. The Fund may maintain borrowings from banks or as otherwise permitted under Commission rules or exemptive orders with the Fund or the Adviser in an amount of money representing approximately one-third of the Fund's total assets less liabilities (other than the amount borrowed). The Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and the Fund expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

          Borrowings by the Fund result in leveraging of the Fund's shares of common stock. The proceeds of such borrowings will be invested in Government Securities in accordance with the Fund's investment objective and policies. The Adviser anticipates that the difference between the interest expense paid by the Fund on borrowings and the rates received by the Fund from its investments in Government Securities of non-U.S. issuers will provide the Fund's shareholders with a potentially higher yield.

          Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Fund's shareholders. These include a higher volatility of the NAV of the Fund's shares of common stock and the relatively greater effect on the NAV of the shares caused by favorable or adverse changes in currency exchange rates. So long as the Fund is able to realize a net return on the leveraged portion of its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize higher current net investment income than if the Fund were not leveraged. However, to the extent that the interest expense on borrowings approaches the net return on the leveraged portion of the Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in NAV per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the NAV of the Fund's shares.

          The Fund may also use leverage for investment purposes by entering into transactions such as reverse repurchase agreements, forward contracts and dollar rolls. This means that the Fund uses the cash proceeds made available during the term of these transactions to make investments in other fixed-income securities. The use of leverage is considered speculative and involves certain risks to the Fund's shareholders. These include a higher volatility of the Fund's NAV and the relatively greater effect on the NAV caused by favorable or adverse changes in market conditions or interest rates. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the carrying costs of these transactions, the effect of leverage will be to cause the Fund's shareholders to realize higher current net income than if the Fund were not leveraged. To the extent that the carrying costs of these transactions approaches the net return on the Fund's investment portfolio, or exceed it, the benefit to the Fund's shareholders will be reduced or result in a lower rate of return than if the Fund were not leveraged.

          Portfolio Management and Other Considerations. In the event of an increase in rates on U.S. Government Securities obligations or other changed market conditions, to the point where the Fund's leverage could adversely affect the Fund's shareholders, as noted above, or in anticipation of such changes, the Fund may increase the percentage of its investment portfolio invested in U.S. Government Securities, which would tend to offset the negative impact of leverage on Fund shareholders. The Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.

Additional Investment Considerations
------------------------------------

          Risks of Investing in Foreign Securities. Investing in securities issued by foreign governments involves considerations and possible risks not typically associated with investing in U.S. Government Securities. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad), or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. The Fund believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on the Fund's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government Securities as expressed in U.S. Dollars.

          Currency Risks. Because Fund assets will be invested in fixed-income securities denominated in foreign currencies and because a substantial portion of the Fund's revenues will be received in currencies other than the U.S. Dollar, the U.S. Dollar equivalent of the Fund's net assets and distributions will be adversely affected by reductions in the value of certain foreign currencies relative to the U.S. Dollar. These changes will also affect the Fund's income. If the value of the foreign currencies in which the Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, the Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if the value of a particular foreign currency declines between the time the Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, the Fund may engage in certain currency hedging transactions, which themselves, involve certain special risks. See "Additional Investment Policies and Practices," above.

Additional Risks of Options on Forward Currency Exchange Contracts and Options on Foreign Currencies
------------------------------------------------------------------------------

          Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward currency exchange contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the Commission. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to Commission regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward currency exchange contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.


          Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the Commission, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise. In addition, options on U.S. Government Securities, futures contracts, options on futures contracts, forward currency exchange contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume period.

          Debt Securities. The NAV of the Fund's shares will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline.

          Non-Diversified Status. The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. Because the Fund may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes--U.S. Federal Income Taxes."

1940 Act Restrictions
---------------------

          Under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, the Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's Portfolio would be 400%. The Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require the Fund to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause the Fund to incur related transaction costs and to realize taxable gains.

Certain Fundamental Investment Policies
---------------------------------------

          The following restrictions are fundamental policies and may not be changed without shareholder approval, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less.

          The Fund may not:

          1. make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rule or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          2. purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          3. purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts;

          4. act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act;

          5. concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities; or

          6.   issue any senior security (as that term is defined in the 1940
               Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.(1)

----------
(1) For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps, are not deemed to be the issuance of a senior security.

Non-Fundamental Investment Policy
---------------------------------


          The following is a description of an operating policy that the Fund has adopted but that is not fundamental and is subject to change without shareholder approval.


          The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

--------------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND

--------------------------------------------------------------------------------

Adviser
-------

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Funds" in the Prospectus).


          The Adviser is a leading global investment management firm supervising client accounts with assets as of September 30, 2006, totaling approximately $659 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.


          The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2006, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.8% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the New York Stock Exchange ("Exchange") under the ticker symbol "AB." AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.


          As of September 30, 2006, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 59.5% of the issued and outstanding AllianceBernstein Units and approximately 1.7% of the issued and outstanding Holding Units that, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 60.5% in the Adviser. As of September 30, 2006, SCB Partners Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.34% of the issued and outstanding AllianceBernstein Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Under the Advisory Agreement, the Adviser provides investment advisory services and order placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

          The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

          The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services it may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments will be specifically approved by the Fund's Board of Directors. During the Fund's fiscal year ended September 30, 2006, the Fund paid to the Adviser a total of $98,000 with respect to such services.


          The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, by the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or "interested persons", as defined in the 1940 Act, of any such party) at a meeting called for that purpose held on February 21, 1992, and by the Fund's sole shareholder on February 21, 1992. The Advisory Agreement continues in effect provided that such continuance is specifically approved at least annually by the Fund's Directors or by a majority vote of the holders of the outstanding voting securities of the Fund, and, in either case, by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" as defined in the 1940 Act of any such party. Most recently the Advisory Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party, at their meeting held on October 31-November 2, 2006.


          For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser a fee effective September 7, 2004 at an annual rate of ..50 of 1% for the first $2.5 billion, .45 of 1% of the excess of $2.5 billion up to $5 billion and .40 of 1% of the excess over $5 billion up to $5 billion as a percentage of the Fund's average daily net assets (for the year 2004, the Fund's previously effective advisory fee rate was waived to this amount after January
1, 2004). The fee is accrued daily and paid monthly. For the fiscal years of the Fund ended in 2004, 2005 and 2006, the Adviser received from the Fund advisory fees of $10,859,182 (net of $10,859,182, which was waived by the Adviser), $8,045,244 and $7,679,406.


          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China '97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., AllianceBernstein Global High Income Fund, Inc., and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Fund's Portfolio Managers
----------------------------------------------------------

          The management of and investment decisions for the Fund's portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott DiMaggio, Mr. Michael L. Mon, Mr. Douglas J. Peebles, Mr. Matthew S. Sheridan, and Mr. Fernando Grisales are the investment professionals(2) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------

(2) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers are set forth below:

                DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND(3)

                                                        As of September 30, 2006

     Mr. Paul J. DeNoon                                    $50,001 - $100,000
     Mr. Scott DiMaggio                                           None
     Mr. Michael L. Mon                                           None
     Mr. Douglas J. Peebles                                       None
     Mr. Matthew S. Sheridan                                      None
     Mr. Fernando Grisales                                        None

----------

(3) The ranges presented above include any vested shares awarded under the Adviser's Partners Compensation Plan and/or the Profit Sharing/401(k) Plan (the "Plans").


          As of September 30, 2006, employees of the Adviser had approximately $3,054,957 invested in shares of the Fund and approximately $714,009,612 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or the Partners Compensation Plan, including both vested and unvested amounts.


          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of September 30, 2006.

-------------------------------------------------------------------------------------

                            REGISTERED INVESTMENT COMPANIES
                                 (excluding the Fund)

-------------------------------------------------------------------------------------
                                                         Number of      Total Assets
                          Total                          Registered     of Registered
                          Number of    Total Assets      Investment     Investment
                          Registered   of Registered     Companies      Companies
                          Investment   Investment        Managed with   Managed with
                          Companies    Companies         Performance-   Performance-
Portfolio Manager         Managed      Managed           base Fees      based Fees
-------------------------------------------------------------------------------------
Mr. Paul J. DeNoon             8       $ 3,744,000,000      None            None
-------------------------------------------------------------------------------------
Mr. Scott DiMaggio             3          $483,000,000      None            None
-------------------------------------------------------------------------------------
Mr. Michael L. Mon             3          $205,000,000      None            None
-------------------------------------------------------------------------------------
Mr. Douglas J. Peebles         1           $81,000,000      None            None
-------------------------------------------------------------------------------------
Mr. Matthew S. Sheridan        1          $414,000,000      None            None
-------------------------------------------------------------------------------------
Mr. Fernando Grisales         None            None          None            None
-------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------

                            OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------------
                                                           Number of      Total Assets
                          Total                            Pooled         of Pooled
                          Number of                        Investment     Investment
                          Pooled                           Vehicles       Vehicles
                          Investment   Total Assets of     Managed with   Managed with
                          Vehicles     Pooled Investment   Performance-   Performance-
Portfolio Manager         Managed      Vehicles Managed    base Fees      base Fees
--------------------------------------------------------------------------------------
Mr. Paul J. DeNoon            6        $ 12,214,000,000        None            None
--------------------------------------------------------------------------------------
Mr. Scott DiMaggio            2            $109,000,000        None            None
--------------------------------------------------------------------------------------
Mr. Michael L. Mon           None           None               None            None
--------------------------------------------------------------------------------------
Mr. Douglas J. Peebles       None           None               None            None
--------------------------------------------------------------------------------------
Mr. Matthew S. Sheridan       2            $937,000,000        None            None
--------------------------------------------------------------------------------------
Mr. Fernando Grisales        None           None               None            None
--------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

                                   OTHER ACCOUNTS

-----------------------------------------------------------------------------------
                                                       Number of      Total
                          Total                        Other          Assets of
                          Number                       Accounts       Other
                          of Other   Total Assets of   Managed with   Accounts with
                          Accounts   Other Accounts    Performance-   Performance-
Portfolio Manager         Managed    Managed           base Fees      base Fees
-----------------------------------------------------------------------------------
Mr. Paul J. DeNoon           1           $23,000,000       None          None
-----------------------------------------------------------------------------------
Mr. Scott DiMaggio          12        $2,073,000,000       None          None
-----------------------------------------------------------------------------------
Mr. Michael L. Mon           1          $106,000,000       None          None
-----------------------------------------------------------------------------------
Mr. Douglas J. Peebles     None          None              None          None
-----------------------------------------------------------------------------------
Mr. Matthew S. Sheridan     10          $782,000,000       None          None
-----------------------------------------------------------------------------------
Mr. Fernando Grisales      None          None              None          None
-----------------------------------------------------------------------------------


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.


          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401(k) profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.


          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.


          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.


          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.


          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.


          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): The Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(4)

----------

(4) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.


          (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.


                                                           PORTFOLIOS IN   OTHER
                                                           FUND COMPLEX    DIRECTORSHIPS
NAME, ADDRESS,*AGE            PRINCIPAL OCCUPATION(S)      OVERSEEN        HELD
AND (YEAR ELECTED**)          DURING PAST 5 YEARS          BY DIRECTOR     BY DIRECTOR
--------------------          -------------------          -----------     -----------
INTERESTED DIRECTOR

Marc O. Mayer,***             Executive Vice President          108        SCB Partners Inc.
1345 Avenue of the Americas   of the Adviser since 2001                    and SCB Inc.
New York, NY 10105            and Executive Managing
49                            Director of
(2003)                        AllianceBernstein
                              Investments, Inc. ("ABI")
                              since 2003; prior thereto,
                              he was head of
                              AllianceBernstein
                              Institutional Investments,
                              a unit of the Adviser,
                              from 2001-2003.  Prior
                              thereto, Chief Executive
                              Officer of Sanford C.
                              Bernstein & Co., LLC
                              (institutional research
                              and brokerage arm of
                              Bernstein & Co., LLC)
                              ("SCB & Co.") and its
                              predecessor since prior to
                              2002.

DISINTERESTED DIRECTORS

Chairman of the Board

William H. Foulk, Jr.,#,##    Investment Adviser and an         110        None
74                            Independent Consultant.
(1992)                        He was formerly Senior
                              Manager of Barrett
                              Associates, Inc., a
                              registered investment
                              adviser, with which he had
                              been associated since
                              prior to 2002. He was
                              formerly Deputy
                              Comptroller and Chief
                              Investment Officer of the
                              State of New York and,
                              prior thereto, Chief
                              Investment Officer of the
                              New York Bank for Savings.

David H. Dievler,#            Independent Consultant.           109        None
77                            Until December 1994 he was
(1992)                        Senior Vice President of
                              AllianceBernstein
                              Corporation ("AB Corp.")
                              (formerly Alliance Capital
                              Management Corporation)
                              responsible for mutual
                              fund administration.
                              Prior to joining AB Corp.
                              in 1984, he was Chief
                              Financial Officer of
                              Eberstadt Asset Management
                              since 1968.  Prior to
                              that, he was a Senior
                              Manager at Price
                              Waterhouse & Co.  Member
                              of American Institute of
                              Certified Public
                              Accountants since 1953.

John H. Dobkin,#              Consultant.  Formerly             108        None
64                            President of Save Venice,
(1992)                        Inc. (preservation
                              organization) from
                              2001-2002, Senior Advisor
                              from June 1999-June 2000
                              and President of Historic
                              Hudson Valley (historic
                              preservation) from
                              December 1989-May 1999.
                              Previously, Director of
                              the National Academy of
                              Design and during
                              1988-1992, Director and
                              Chairman of the Audit
                              Committee of AB Corp.
                              (formerly Alliance Capital
                              Management Corporation).

Michael J. Downey,#           Consultant since January          108        Asia Pacific Fund,
64                            2004.  Formerly, managing                    Inc., and The
(2005)                        partner of Lexington                         Merger Fund
                              Capital, LLC (investment
                              advisory firm) from
                              December 1997 until
                              December 2003. Prior
                              thereto, Chairman and CEO
                              of Prudential Mutual Fund
                              Management from 1987 to
                              1993.

D. James Guzy,#               Chairman of the Board of          108        Intel Corporation
70                            PLX Technology                               (semi-conductors)
(2005)                        (semi-conductors) and of                     and Cirrus Logic
                              SRC Computers Inc., with                     Corporation
                              which he has been                            (semi-conductors)
                              associated since prior to
                              2002.  He is also
                              President of the Arbor
                              Company (private family
                              investments).

Nancy P. Jacklin,#            Formerly, U.S. Executive          108        None
58                            Director of the
(2006)                        International Monetary
                              Fund (December 2002-May
                              2006); Partner, Clifford
                              Chance (1992-2002); Senior
                              Counsel, International
                              Banking and Finance, and
                              Associate General Counsel,
                              Citicorp (1985-1992);
                              Assistant General Counsel
                              (International), Federal
                              Reserve Board of Governors
                              (1982-1985); and Attorney
                              Advisor, U.S. Department
                              of the Treasury
                              (1973-1982). Member of the
                              Bars of the District of
                              Columbia and of New York;
                              and member of the Council
                              on Foreign Relations.

Marshall C. Turner, Jr.,#     Principal of Turner               108        The George Lucas
65                            Venture Associates                           Educational
(2005)                        (venture capital and                         Foundation and
                              consulting) since prior to                   National Datacast,
                              2002.  From 2003 until                       Inc.
                              May 31, 2006, he was CEO
                              of Toppan Photomasks, Inc.,
                              Austin, Texas (semi-
                              conductor manufacturing
                              services).

Earl D. Weiner,#              Of Counsel, and Partner           107        None
67                            from 1976-2006, of the law
(2007)                        firm of Sullivan & Cromwell
                              LLP, specializing in
                              investment management,
                              corporate and securities
                              law.


----------

* The address of all disinterested Directors is: AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**   There is no stated term of office for the Fund's Directors.

*** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

##   Member of the Fair Value Pricing Committee.

          The Fund's Board of Directors has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit and Governance, Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

          The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year.


          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met seven times during the Fund's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Fund did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Portfolio owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background;
(ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected;
(iv) the shareholder's consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.


          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met ten times during the Fund's most recently completed fiscal year.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                         AGGREGATE DOLLAR RANGE
                                                         OF EQUITY SECURITIES IN
                            DOLLAR RANGE OF EQUITY       THE ALLIANCEBERNSTEIN
                            SECURITIES IN THE FUND       FUND COMPLEX
                            AS OF DECEMBER 31, 2006      AS OF DECEMBER 31, 2006
                            -----------------------      -----------------------
Marc O. Mayer                        None                    Over $100,000
David H. Dievler               $10,001 - $50,000             Over $100,000
John H. Dobkin                       None                    Over $100,000
Michael J. Downey                    None                    Over $100,000
William H. Foulk, Jr.                None                    Over $100,000
D. James Guzy                        None                   $50,001-$100,000
Nancy P. Jacklin                     None                   $50,001-$100,000
Marshall C. Turner, Jr.              None                    Over $100,000
Earl D. Weiner*                      None                          None

----------

* Mr. Weiner was elected as a Director of the Fund effective January 1, 2007.

Officer Information
-------------------

          Certain information concerning the Fund's officers is set forth below.


NAME, ADDRESS,*       POSITION(S)           PRINCIPAL OCCUPATION
AND AGE               HELD WITH FUND        DURING PAST 5 YEARS
-------------------   --------------        -------------------

Marc O. Mayer,        President and Chief   See biography above.
49                    Executive Officer

Philip L. Kirstein,   Senior Vice           Senior Vice President and
61                    President and         Independent Compliance Officer of
                      Independent           the AllianceBernstein Funds, with
                      Compliance Officer    which he has been associated since
                                            October 2004. Prior thereto, he was
                                            Of Counsel to Kirkpatrick &
                                            Lockhart, LLP from October 2003 to
                                            October 2004, and General Counsel of
                                            Merrill Lynch Investment Managers,
                                            L.P. since prior to 2002 until March
                                            2003.

Douglas J. Peebles,   Vice President        Executive Vice President of the
41                                          Adviser,** with which he has been
                                            associated since prior to 2002.

Paul J. DeNoon,       Vice President        Senior Vice President of the
44                                          Adviser,** with which he has been
                                            associated since prior to 2002.

Scott DiMaggio,       Vice President        Vice President of the Adviser,**
35                                          with which he has been associated
                                            since prior to 2002.

Michael L. Mon,       Vice President        Vice President of the Adviser,**
37                                          with which he has been associated
                                            since prior to 2002.

Matthew S. Sheridan,  Vice President        Vice President of the Adviser,**
32                                          with which he has been associated
                                            since prior to 2002.

Fernando Grisales,    Vice President        Assistant Vice President of the
27                                          Adviser,** with which he has been
                                            associated since prior to 2002.

Emilie D. Wrapp,      Secretary             Senior Vice President, Assistant
51                                          General Counsel and Assistant
                                            Secretary of ABI,** with which she
                                            has been associated since prior to
                                            2002.

Joseph J. Mantineo,   Treasurer and Chief   Senior Vice President of ABIS** and
47                    Financial Officer     Vice President of ABI,** with which
                                            he has been associated since prior
                                            to 2002.

Vincent S. Noto,      Controller            Vice President of ABIS,** with which
42                                          he has been associated since prior
                                            to 2002.

----------

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.


          The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended September 30, 2006, the aggregate compensation paid to each of the Directors during calendar year 2006 by the AllianceBernstein Fund Complex, and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.


                                                                                   Total Number
                                                               Total Number        of Investment
                                                               of Investment       Portfolios
                                                               Companies in the    within the
                                                               AllianceBernstein   AllianceBernstein
                                                               Fund Complex,       Fund Complex,
                                                               Including the       Including the
                                          Total Compensation   Fund, as to         Fund, as to
                                          from the             which the           which the
                          Aggregate       AllianceBernstein    Director is a       Director is a
                          Compensation    Fund Complex,        Director or         Director or
Name of Director          from the Fund   Including the Fund   Trustee             Trustee
----------------          -------------   ------------------   -----------------   -----------------
Marc O. Mayer                     $0              $0             39                 108
David H. Dievler              $4,004        $225,125             40                 109
John H. Dobkin                $4,164        $234,625             39                 108
Michael J. Downey             $3,998        $215,125             39                 108
William H. Foulk, Jr.         $7,585        $434,625             41                 110
D. James Guzy                 $3,000        $215,125             39                 108
Nancy P. Jacklin              $1,034        $112,625             39                 108
Marshall C. Turner, Jr.       $2,991         214,625             39                 108
Earl D. Weiner*                   $0              $0             38                 107


----------

*    Mr. Weiner was elected as a Director of the Fund effective January 1, 2007.


          As of January 6, 2007, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

--------------------------------------------------------------------------------

                              EXPENSES OF THE FUND

--------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Fund has entered into a Distribution Services Agreement (the "Agreement") with ABI, the Fund's principal underwriter, to permit ABI to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A, Class B and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").


          During the Fund's fiscal year ended September 30, 2006, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class A shares, in amounts aggregating $2,847,177, which constituted .30%, annualized, of the Fund's aggregate average daily net assets attributable to the Class A shares during the period, and the Adviser made payments from its own resources, as described above, aggregating $1,498,345. Of the $4,345,522 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to the Class A shares, $8,024 was spent on advertising, $8,302 on the printing and mailing of prospectuses for persons other than current shareholders, $3,257,505 for compensation to broker-dealers and other financial intermediaries (including $650,449 to ABI), $426,915 for compensation to sales personnel and $644,776 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.


          During the Fund's fiscal year ended September 30, 2006, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $3,310,391 which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to the Class B shares during the period, and the Adviser made payments from its own resources, as described above, aggregating $0. Of the $3,310,391 paid by the Fund and the Adviser under the Rule 12b-1 Plan, $1,597 was spent on advertising, $2,988 on the printing and mailing of prospectuses for persons other than current shareholders, $1,512,067 for compensation to broker-dealers and other financial intermediaries (including $188,246 to ABI), $120,436 for compensation to sales personnel and $186,898 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses, $312,900 in interest on Class B shares financing and $1,173,505 was used to offset the distribution service fees paid in prior years.


          During the Fund's fiscal year ended September 30, 2006, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $2,557,831 which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to the Class C shares during the period, and the Adviser made payments from its own resources, as described above, aggregating $647,364. Of the $3,205,195 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to Class C shares, $3,117 was spent on advertising, $2,166 on the printing and mailing of prospectuses for persons other than current shareholders, $2,854,573 for compensation to broker-dealers and other financial intermediaries (including $233,820 to ABI), $108,130 for compensation to sales personnel, $232,060 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses and $5,149 in interest on Class C shares financing.


          Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit ABI to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charges ("CDSCs") and distribution services fees on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.


          With respect to Class A shares of the Fund, distribution expenses accrued by ABI in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. ABI's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by ABI. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from CDSCs. The excess will be carried forward by ABI and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs so long as the Rule 12b-1 Plan is in effect.


          Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year, and carried over for reimbursement in future years in respect of the Class B and Class C shares of the Fund were, respectively $29,089,591 (10.48% of the net assets of Class B) and $8,706,811 (3.40% of the net assets of Class C).

          The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. ("NASD"), which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

          In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Rule 12b-1 Plan would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to ABI; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.


          The Agreement continues in effect so long as such continuance is specifically approved at least annually by the Directors of the Fund or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as Directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently the Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, at their meeting held on October 31-November 2, 2006.


          All material amendments to the Agreement will become effective only upon approval as provided in the preceding paragraph; and the 12b-1 Plan may not be amended in order to increase materially the costs that the Fund may bear pursuant to the Agreement without the approval of a majority of the holders of the outstanding voting shares of the Fund or the class or classes of the Fund affected. The Agreement may be terminated (a) by the Fund without penalty at any time by a majority vote of the holders of the Fund's outstanding voting securities, voting separately by class, or by a majority vote of the disinterested Directors or (b) by ABI. To terminate the Agreement, any party must give the other parties 60 days' written notice; to terminate the Rule 12b-1 Plan only, the Fund is not required to give prior notice to ABI. The Agreement will terminate automatically in the event of its assignment.


          In the event that the Rule 12b-1 Plan is terminated by either party or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to ABI with respect to that class, and (ii) the Fund would not be obligated to pay ABI for any amounts expended under the Agreement not previously recovered by ABI from distribution services fees in respect of shares of such class or through deferred sales charges.

Transfer Agency Agreement
-------------------------

          ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 500 Plaza Drive, Secaucus, NJ, 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of account holders of each class of shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B shares and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C CDSCs. For the fiscal year ended September 30, 2006, the Fund paid ABIS $961,297 pursuant to the Transfer Agency Agreement.


          ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.


          Many Fund shares are owned by selected dealers or selected agents, as defined below, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, ABI and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or ABI for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities including securities that may be purchased and held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix B.

          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30, 2006 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

--------------------------------------------------------------------------------

                               PURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Prospectus under the heading "Investing in the Funds."

General
-------

          Shares of the Fund are offered on a continuous basis at a price equal to their NAV plus an initial sales charge at the time of purchase ("Class A shares"), with a CDSC ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any CDSC ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial sales charge or CDSC ("Advisor Class shares"), in each case as described below. All of the classes of shares of the Fund, except Advisor Class shares, are subject to Rule 12b-1 asset-based sales charges. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the NASD and have entered into selected dealer agreements with ABI ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with ABI ("selected agents") and (iii) ABI.


          Investors may purchase shares of the Fund either through financial intermediaries or directly through ABI. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements. Sales personnel of selected dealers and agents distributing the Fund's shares may receive differing compensation for selling different classes of shares.

          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m. Eastern time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds, may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

     o Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

     o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

     o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shareholder recently paid a front-end sales charge or the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

          The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of the Fund is their NAV, plus, in the case of Class A shares, a sales charge. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

          The respective NAVs of the various classes of shares of the Fund are expected to be substantially the same. However, the NAVs of the Class B and Class C shares will generally be slightly lower than the NAVs of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the higher distribution and, in some cases, transfer agency fees applicable with respect to those classes of shares.

          The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined (plus applicable Class A sales charges), as described below. Orders received by ABI prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern time, on a Fund business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern time, are automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount of his or her subscription. As a convenience, and to avoid unnecessary expense to the Fund, the Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund's shares will be shown on the books of the Fund's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Fund's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

          Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund, has the same rights and is identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or CDSC, when applicable) and Class B and Class C shares bear the expense of the CDSC, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A and Advisor Class shares, (iv) Class B and Advisor Class shares are subject to a conversion feature, and will convert to Class A shares under certain circumstances, and (v) each of Class A, Class B and Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders, an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B and Advisor Class shareholders because the Class B and Advisor Class shares convert to Class A shares under certain circumstances and the Class A, Class B and Advisor Class shareholders will vote separately by class. Each class has different exchange privileges and certain different shareholder service options available.

          The Directors of the Fund have determined that currently no conflict of interest exists between or among the classes of shares of the Fund. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Purchase Arrangements
---------------------------------

          Classes A, B and C Shares. Class A, Class B and Class C shares have the following alternative purchase arrangements: Class A shares are generally offered with an initial sales charge, Class B shares are generally offered with a CDSC and Class C shares are sold to investors choosing the asset-based sales charge alternative. Special purchase arrangements are available for group retirement plans. "Group retirement plans" are defined as 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans where plan level or omnibus accounts are held on the books of the Fund. See "Alternative Purchase Arrangements - Group Retirement Plans," below. These alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated distribution services fee and CDSC on Class B shares prior to conversion, or the accumulated distribution services fee and CDSC on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, ABI will reject any order (except orders from certain group retirement plans) for more than $100,000 for Class B shares (see "Alternative Purchase Arrangements--Group Retirement Plans"). Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at NAV. For this reason, ABI will reject any order for more than $1,000,000 for Class C shares.

          Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, most investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

          Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a CDSC for a three-year period and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in NAV or the effect of different performance assumptions.

          Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the three-year period during which Class B shares are subject to a CDSC may find it more advantageous to purchase Class C shares.

          During the fiscal years ended 2004, 2005 and 2006, the aggregate amount of underwriting commission payable with respect to shares of the Fund was $2,630,929, $1,257,093 and $1,540,615, respectively. Of those amounts, ABI received the amounts of $89,244, $94,828 and $110,658, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by ABI). During the Fund's fiscal years ended 2004, 2005 and 2006, ABI received CDSCs of $27,654, $6,130 and $1,666, respectively, on Class A shares, $790,693, $308,615 and $200,837, respectively, on Class B shares and $45,257, $23,733 and $62,354, respectively, on Class C shares.


Class A Shares
--------------

          The public offering price of Class A shares is the NAV plus a sales charge, as set forth below.

                                  Sales Charge
                                  ------------

                                                           Discount or
                             As % of      As % of          Commission to Dealers
                             Net Amount   the Public       or Agents of up to %
Amount of Purchase           Invested     Offering Price   of Offering Price
------------------           ----------   --------------   ---------------------
Up to  $100,000                4.44%          4.25%              4.00%
$100,000 up to 250,000         3.36           3.25               3.00
$250,000 up to $500,000        2.30           2.25               2.00
$500,000 up to $1,000,000*     1.78           1.75               1.50

----------

*    There is no initial sales charge on transactions of $1,000,000 or more.

          All or a portion of the initial sales charge may be paid to your financial representative. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a CDSC of up to 1%. The CDSC on Class A shares will be waived on certain redemptions, as described below under "Contingent Deferred Sales Charge."

          No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "AllianceBernstein Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AllianceBernstein Exchange Reserves that were purchased for cash without the payment of an initial sales charge and without being subject to a CDSC, or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--Class B Shares Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire NAV of its Class A shares sold to investors. ABI's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. ABI will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, ABI may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with ABI. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

          In addition to the circumstances described above, certain types of investors may be entitled to pay no initial sales charge in certain circumstances described below.

          Class A Shares - Sales at NAV. The Fund may sell its Class A shares at NAV (i.e., without any initial sales charge) to certain categories of investors including:

          (i) investment management clients of the Adviser or its affiliates, including clients and prospective clients of the Adviser's AllianceBernstein Institutional Investment Management division;

          (ii) officers and present or former Directors of the Fund or other investment companies managed by the Adviser, officers, directors and present or retired full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of the Adviser, ABI, ABIS and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives"), of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person;


         (iii) the Adviser, ABI, ABIS and their affiliates; certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates;


          (iv) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by ABI, under which such persons pay an asset-based fee, for service in the nature of investment advisory or administrative services; and

          (v) certain retirement plan accounts as described under "Alternative Purchase Arrangements-Group Retirement Plans."

Class B Shares
--------------

          Investors may purchase Class B shares at the public offering price equal to the NAV per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

          Conversion Feature. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative NAVs of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for ABI to have been compensated for distribution expenses incurred in the sale of the shares.

          Class B shares purchased on or before July 10, 1998 will automatically convert to Class A shares in accordance with the conversion schedule in effect at that time, i.e. six years after the end of the calendar month in which the shareholder's purchase order was accepted.

          For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

          The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

Class C Shares
--------------

          Investors may purchase Class C shares at the public offering price equal to the NAV per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a CDSC so that the investor will receive as proceeds upon redemption the entire NAV of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial sales charge or CDSC, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares.

          Contingent Deferred Sales Charge. Class B shares that are redeemed within three years of purchase will be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. Class A share purchases of $1,000,000 or more and Class C shares that are redeemed within one year of purchase will be subject to a CDSC of 1% as are Class A share purchases by certain group retirement plans (see "Alternative Purchase Arrangements - Group Retirement Plans" below). The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their NAV at the time of redemption. Accordingly, no sales charge will be imposed on increases in NAV above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

          To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the NAV per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase as set forth below).

                   For Class B shares, the amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                                                Contingent Deferred Sales Charge
                                                  for the Fund as a % of Dollar
     Year Since Purchase                            Amount Subject to Charge
     -------------------                            ------------------------

     First                                                     3%
     Second                                                    2%
     Third                                                     1%
     Fourth and Thereafter                                    None

          In determining the CDSC applicable to a redemption of Class B and Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a CDSC (for example, because the shares were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable CDSC and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the AllianceBernstein Mutual Fund originally purchased by the shareholder.

          Proceeds from the CDSC are paid to ABI and are used by ABI to defray the expenses of ABI related to providing distribution-related services to the Fund in connection with the sale of Fund shares, such as the payment of compensation to selected dealers and agents for selling Fund shares. The combination of the CDSC and the distribution services fee enables the Fund to sell shares without a sales charge being deducted at the time of purchase.


          The CDSC is waived on redemptions of shares (i) following the death or disability, as defined in the Code, of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder that has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, (iv) pursuant to, and in accordance with, a systematic withdrawal plan (see "Sales Charge Reduction Program--Systematic Withdrawal Plan" below), (v) to the extent that the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan, (vi) for Class C shares, sold through programs offered by financial intermediaries and approved by ABI where such programs offer only shares which are not subject to a CDSC and where the financial intermediary establishes a single omnibus account for the Fund or in the case of a group retirement plan, a single account for each plan, and where no advance commission is paid to any financial intermediary in connection with the purchase of such shares or (vii) for permitted exchanges of shares.


          Advisor Class Shares. Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by ABI, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least $10 million in assets and are purchased directly by the plan without the involvement of a financial intermediary or (iii) by the categories of investors described in clauses (i) through (iv) under "Class A shares - Sales at NAV" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares). Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by ABI for investment in Advisor Class shares. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary. Advisor Class shares do not incur any distribution services fees, and will thus have a lower expense ratio and pay correspondingly higher dividends than Class A, Class B, or Class C shares.

Conversion of Advisor Class Shares to Class A Shares
----------------------------------------------------

          Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans, qualified state tuition programs and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--Advisor Class Shares," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If (i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan that satisfies the requirements to purchase shares set forth under "Purchase of Shares--Advisor Class Shares" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Prospectus and this SAI (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder or a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative NAVs of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fees. As a result, Class A shares have a higher expense ratio and may pay correspondingly lower dividends and have a lower NAV than Advisor Class shares.

          The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

Alternative Purchase Arrangements - Group Retirement Plans
----------------------------------------------------------

          The Fund offers special distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Group retirement plans also may not offer all classes of shares of the Fund. In order to enable participants investing through group retirement plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through group retirement plans from those described herein. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through certain group retirement plans. Therefore, plan sponsors or fiduciaries may not adhere to these share class eligibility standards as set forth in the Prospectuses and this SAI. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

          Class A Shares. Class A shares are available at NAV to all AllianceBernstein sponsored group retirement plans, regardless of size, and to the AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with at least $250,000 in plan assets or 100 or more employees. Effective June 30, 2005, for purposes of determining whether a SIMPLE IRA plan has at least $250,000 in plan assets, all of the SIMPLE IRAs of an employer's employees are aggregated. ABI measures the asset levels and number of employees in these plans once monthly. Therefore, if a plan that is not initially eligible for Class A shares meets the asset level or number of employees required for Class A eligibility, ABI may not initially fill orders with Class A shares if an order is received prior to its monthly measurement of assets and employees. If the plan terminates the Fund as an investment option within one year, then all plan purchases of Class A shares will be subject to a 1%, 1-year CDSC on redemption.

          Class A shares are also available at NAV to group retirement plans with plan assets of $1 million or more. The 1%, 1-year CDSC also generally applies. However, the 1%, 1-year CDSC may be waived if the financial intermediary agrees to waive all commissions or other compensation paid in connection with the sale of such shares (typically up to a 1% advance payment for sales of Class A shares at NAV) other than the service fee paid pursuant to the Fund's Rule 12b-1 Plan.

          Class B Shares. Class B shares are generally not available for purchase by group retirement plans. However, Class B shares may continue to be purchased by group retirement plans that have already selected Class B shares as an investment alternative under their plan prior to September 2, 2003.

          Class C Shares. Class C shares are available to AllianceBernstein Link, AllianceBernstein Individual 401(k) and AllianceBernstein SIMPLE IRA plans with less than $250,000 in plan assets and less than 100 employees. Class C shares are also available to group retirement plans with plan assets of less than $1 million. If an AllianceBernstein Link, AllianceBernstein Individual 401(k) or AllianceBernstein SIMPLE IRA plan holding Class C shares becomes eligible to purchase Class A shares at NAV, the plan sponsor or other appropriate fiduciary of such plan may request ABI in writing to liquidate the Class C shares and purchase Class A shares with the liquidation proceeds. Any such liquidation and repurchase may not occur before the expiration of the 1-year period that begins on the date of the plan's last purchase of Class C shares.

          Choosing a Class of Shares for Group Retirement Plans. As noted, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements, that are different from those described in this SAI. Plan fiduciaries should consider how these requirements differ from the Fund's share class eligibility criteria before determining whether to invest. For example, the Fund makes its Class A shares available at NAV to group retirement plans with plan assets of $1 million or more. In addition, under certain circumstances described above, the 1%, 1-year CDSC may be waived. As described above, while Class B shares are generally not available to group retirement plans, Class B shares are available for continuing contributions from plans that have already selected Class B shares as an investment option under their plans prior to September 2, 2003. Plan fiduciaries should weigh the fact that Class B shares will convert to Class A shares after a period of time against the fact that Class A shares have lower expenses, and therefore higher returns, than Class B shares, before determining which class to make available to its plan participants.

Sales Charge Reduction Programs
-------------------------------

          The AllianceBernstein Mutual Funds offer shareholders various programs through which shareholders may obtain reduced sales charges or reductions in CDSC through participation in such programs. In order for shareholders to take advantage of the reductions available through the combined purchase privilege, rights of accumulation and letters of intent, the Fund must be notified by the shareholder or his or her financial intermediary that they qualify for such a reduction. If the Fund is not notified that that a shareholder is eligible for these reductions, the Fund will be unable to ensure that the reduction is applied to the shareholder's account.

          Combined Purchase Privilege. Shareholders may qualify for the sales charge reductions by combining purchases of shares of the Fund into a single "purchase." By combining such purchases, shareholders may be able to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares." A "purchase" means a single purchase or concurrent purchases of shares of the Fund or any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds (i) by an individual, his or her spouse or domestic partner, or the individual's children under the age of 21 years purchasing shares for his, her or their own account(s), including certain CollegeBoundfund accounts; (ii) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account with one or more beneficiaries involved; or (iii) the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company that has not been in existence for at least six months or that has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

          Currently, the AllianceBernstein Mutual Funds include:

AllianceBernstein Balanced Shares, Inc.
AllianceBernstein Blended Style Series, Inc.
  -AllianceBernstein 2000 Retirement Strategy
  -AllianceBernstein 2005 Retirement Strategy
  -AllianceBernstein 2010 Retirement Strategy
  -AllianceBernstein 2015 Retirement Strategy
  -AllianceBernstein 2020 Retirement Strategy
  -AllianceBernstein 2025 Retirement Strategy
  -AllianceBernstein 2030 Retirement Strategy
  -AllianceBernstein 2035 Retirement Strategy
  -AllianceBernstein 2040 Retirement Strategy
  -AllianceBernstein 2045 Retirement Strategy
  -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Corporate Shares
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Fixed-Income Shares, Inc.
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China '97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio


          Prospectuses for the AllianceBernstein Mutual Funds may be obtained without charge by contacting ABIS at the address or the "For Literature" telephone number shown on the front cover of this SAI.

          Cumulative Quantity Discount (Right of Accumulation). An investor's purchase of additional Class A shares of the Fund may be combined with the value of the shareholder's existing accounts, thereby enabling the shareholder to take advantage of the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares". In such cases, the applicable sales charge on the newly purchased shares will be based on the total of:

          (i)  the investor's current purchase;

          (ii) the NAV (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares held by the investor of any other AllianceBernstein Mutual Fund, including AllianceBernstein Institutional Funds and certain CollegeBoundfund accounts for which the investor, his or her spouse or domestic partner, or child under the age of 21 is the participant; and

         (iii) the NAV of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single "purchase" (see For example, if an investor owned shares of an above).

          AllianceBernstein Mutual Fund worth $200,000 at their then current NAV and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

          Letter of Intent. Class A investors may also obtain the quantity discounts described under "Alternative Purchase Arrangements - Class A Shares" by means of a written Statement of Intention, which expresses the investor's intention to invest at least $100,000 in Class A shares of the Fund or any AllianceBernstein Mutual Fund within 13 months. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Letter of Intent At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other AllianceBernstein Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention, in which case the 13-month period during which the Statement of Intention is in effect will begin on the date of that earliest purchase. However, sales charges will not be reduced for purchases made prior to the date the Statement of Intention is signed.

          Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the AllianceBernstein Mutual Funds under a single Letter of Intent For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse or domestic partner each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other AllianceBernstein Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

          The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed at their then NAV to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

          Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund can obtain a form of Statement of Intention by contacting ABIS at the address or telephone numbers shown on the cover of this SAI.


          Reinstatement Privilege. A shareholder who has redeemed any or all of his or her Class A or Class B shares may reinvest all or any portion of the proceeds from that redemption in Class A shares of any AllianceBernstein Mutual Fund at NAV without any sales charge, provided that (i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a CDSC has been paid and ABI has approved, at its discretion, the reinstatement of such shares. Shares are sold to a reinvesting shareholder at the NAV next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this SAI.


          Dividend Reinvestment Program. Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the same class of the Fund pursuant to the Fund's Dividend Reinvestment Program. No initial sales charge or CDSC will be imposed on shares issued pursuant to the Dividend Reinvestment Program. Shares issued under this program will have an aggregate NAV as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the distribution. Investors wishing to participate in the Dividend Reinvestment Program should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to participate in the Dividend Reinvestment Program.

          In certain circumstances where a shareholder has elected to receive dividends and/or capital gain distributions in cash but the account has been determined to be lost due to mail being returned to us by the Postal Service as undeliverable, such shareholder's distributions option will automatically be placed within the Dividend Reinvestment Program for future distributions. No interest will accrue on amounts represented by uncashed distribution checks.

          Dividend Direction Plan. A shareholder who already maintains accounts in more than one AllianceBernstein Mutual Fund may direct that income dividends and/or capital gains paid by one AllianceBernstein Mutual Fund be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of the other AllianceBernstein Mutual Fund(s). Further information can be obtained by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application. Current shareholders should contact ABIS to establish a dividend direction plan.

Systematic Withdrawal Plan
--------------------------

          General. Any shareholder who owns or purchases shares of the Fund having a current NAV of at least $5,000 may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. The $5,000 account minimum does not apply to a shareholder owning shares through an individual retirement account or other retirement plan who has attained the age of 70-1/2 who wishes to establish a systematic withdrawal plan to help establish a required minimum distribution. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

          Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below with respect to Class A, Class B and Class C shares, any applicable CDSC. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments, and thereafter, other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

          Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level. Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares -- General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges applicable when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

          Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application, while current Fund shareholders desiring to do so can obtain an application form by contacting ABIS at the address or the "For Literature" telephone number shown on the cover of this SAI.

          CDSC Waiver for Class A, Class B Shares and Class C Shares. Under the systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class A, Class B or Class C shares in a shareholder's account may be redeemed free of any CDSC.

          Class B shares that are not subject to a CDSC (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable CDSC.

          With respect to Class A and Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable CDSC.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge, CDSC and/or Rule 12b-1 fee that you or the Fund may pay. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          In the case of Class A shares, all or a portion of the initial sales charge that you pay may be paid by ABI to financial intermediaries selling Class A shares. ABI may also pay these financial intermediaries a fee of up to 1% on purchases of $1 million or more. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.


          In the case of Class B shares, ABI will pay, at the time of your purchase, a commission to financial intermediaries selling Class B shares in an amount equal to 4% of your investment. Additionally, up to 30% of the Rule 12b-1 fees applicable to Class B shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class B shares.


          In the case of Class C shares, ABI will pay, at the time of your purchase, a commission to firms selling Class C shares in an amount equal to 1% of your investment. Additionally, up to 100% of the Rule 12b-1 fee applicable to Class C shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class C shares.


          In the case of Advisor Class shares, your financial advisor may charge ongoing fees or transactional fees. ABI may pay a portion of "ticket" or other transactional charges.


          Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:


     o    upfront sales commissions

     o    12b-1 fees

     o    additional distribution support

     o    defrayal of costs for educational seminars and training

     o payments related to providing shareholder record-keeping and/or transfer agency services

          Please read the Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in the Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.


          For 2007, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million. In 2006, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.


          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.


          The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in the Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.


          ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:


     A.G. Edwards
     AIG Advisor Group
     Ameriprise Financial Services
     AXA Advisors
     Banc of America
     Bank One Securities Corp.
     Charles Schwab
     Chase Investment Services
     Citicorp Investment Securities
     Citigroup Global Markets
     Commonwealth Financial Network
     Donegal Securities
     Independent Financial Marketing Group
     ING Advisors Network
     Lincoln Financial Advisors
     Linsco/Private Ledger
     McDonald Investments
     Merrill Lynch
     MetLife Securities
     Morgan Stanley
     Mutual Service Corporation
     National Financial
     PFS Investments
     Piper Jaffray
     Raymond James
     RBC Dain Rauscher
     Robert W. Baird
     Securities America
     Signator Investments
     UBS AG
     UBS Financial Services
     Uvest Financial Services
     Wachovia Securities
     Wells Fargo Investments

          Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

--------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES

--------------------------------------------------------------------------------

          The following information supplements that set forth in the Fund's Prospectus under the heading "Investing in the Funds." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of Advisor Class shares made through such financial intermediary.

          The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject only to the limitations described below, the Fund's Charter requires that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. Except for any CDSC that may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

          Payment of the redemption price normally will be made in cash but may, at the option of the Fund, be made in kind. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the CDSC, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.


          To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The Fund may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption By Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application, or if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request by electronic funds transfer may not exceed $100,000, and must be made by 4:00 p.m., Eastern time, on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.


          Telephone Redemption By Check. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no stock certificates have been issued, by telephone at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day, in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Subscription Application.


          Telephone Redemption -- General. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, the Adviser, ABI nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Fund may repurchase shares through ABI or selected financial intermediaries. The repurchase price will be the NAV next determined after ABI receives the request (less the CDSC, if any, with respect to the Class A, Class B and Class C shares), except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by ABI prior to its close of business on that day (normally 5:00 p.m., Eastern time). The financial intermediary is responsible for transmitting the request to ABI by 5:00 p.m., Eastern time, (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to ABI after 5:00 p.m., Eastern time, and receive that day's asset value). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the financial intermediary. A shareholder may offer shares of the Fund to ABI either directly or through a financial intermediary. Neither the Fund nor ABI charges a fee or commission in connection with the repurchase of shares (except for the CDSC, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

General
-------

          The Fund reserves the right to close out an account that has remained below $500 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No CDSC will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

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                              SHAREHOLDER SERVICES

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          The following information supplements that set forth in the Fund's Prospectus under the heading "Investing in the Funds." The shareholder services set forth below are applicable to all classes of shares of the Fund unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program or a shareholder in a group retirement plan, your fee-based program or retirement plan may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein.

Automatic Investment Program
----------------------------

          Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after ABI receives the proceeds from the investor's bank. The monthly drafts must be in minimum amounts of either $50 or $200, depending on the investor's initial purchase. If an investor makes an initial purchase of at least $2,500, the minimum monthly amount for pre-authorized drafts is $50. If an investor makes an initial purchase of less than $2,500, the minimum monthly amount for pre-authorized drafts is $200 and the investor must commit to a monthly investment of at least $200 until the investor's account balance is $2,500 or more. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application. Current shareholders should contact ABIS at the address or telephone numbers shown on the cover of this SAI to establish an automatic investment program.

          Shareholders committed to monthly investments of $25 or more through the Automatic Investment Program by October 15, 2004 are able to continue their program despite the $200 monthly minimum.

Exchange Privilege
------------------


          You may exchange your investment in the Fund for shares of the same class of other AllianceBernstein Mutual Funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser) if the AllianceBernstein Mutual Fund in which you want to invest offers shares of the same class. In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any AllianceBernstein Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, ABI, ABIS and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m. Eastern time, on that day.

          Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the AllianceBernstein Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

          Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the AllianceBernstein Mutual Fund whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the AllianceBernstein Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of AllianceBernstein Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

          Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.


          Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern time, on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic, market, or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

          A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another AllianceBernstein Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month, or the Fund business day prior thereto.

          None of the AllianceBernstein Mutual Funds, the Adviser, ABI or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of the Fund receives semi-annual and annual reports that include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent registered public accounting firm, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

Shareholder Services Applicable to Class A and Class C Shareholders Only
------------------------------------------------------------------------

Checkwriting
------------

          A new Class A or Class C investor may fill out the Signature Card to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against Class A or Class C shares of the Fund redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the NAV of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of his or her Fund account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

          When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the NAV next determined, a sufficient number of full and fractional shares of the Fund in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly change, due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

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                                 NET ASSET VALUE

--------------------------------------------------------------------------------

          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on The NASDAQ Stock Market, Inc. ("NASDAQ"), or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;


          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          Securities for which market quotations are not readily available or deemed unreliable (including restricted securities) are valued at fair market value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer or analysts, or by analysis of the issuer's financial statements. The Fund may use fair value pricing more frequently for foreign securities because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of these foreign securities. The Fund may value these securities using fair value prices based on independent pricing services or third party vendor tools to the extent available.


          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

          The Fund may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

          The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

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                       DIVIDENDS, DISTRIBUTIONS AND TAXES

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United States Federal Income Taxation of Dividends and Distributions
--------------------------------------------------------------------

General
-------

          The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward currency exchange contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies), securities (other than securities of other regulated investment companies) of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses, or securities of one or more qualified publicly traded partnerships.

          If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments.

          The Fund will also avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. For federal income and excise tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December but actually paid during the following January will be treated as if paid by the Fund on December 31 of such earlier calendar year, and will be taxable to these shareholders in the year declared, and not in the year in which the shareholders actually receive the dividend.

          The information set forth in the Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult his or her own tax advisor with respect to the specific tax consequences of being a shareholder in the Fund, including the effect and applicability of federal, state, local and foreign tax laws to his or her own particular situation and the possible effects of changes therein.

          Dividends and Distributions. The Fund intends to make timely distributions of the Fund's taxable income (including any net capital gain) so that the Fund will not be subject to federal income and excise taxes. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income.

          Some or all of the distributions from a mutual fund may be treated as "qualified dividend income," taxable to individuals, trusts and estates at the reduced maximum rate of 15% if paid on or before December 31, 2010 (5% for individuals, trusts and estates in lower tax brackets), provided that both the fund and the shareholder satisfy certain holding period and other requirements. Based upon the investment policies of the Fund, it is expected that only a small portion, if any, of the Fund's distributions would be treated as "qualified dividend income."

          Distributions of net capital gain are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund. The investment objective of the Fund is such that only a small portion, if any, of the Fund's distributions is expected to qualify for the dividends-received deduction for corporate shareholders.

          After the end of the calendar year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares generally will be capital gain or loss if the Fund shares are held as a capital asset, and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are reacquired within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a reacquisition if made within the period. If a loss disallowed, then such loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, section 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. Any distributions and redemption proceeds payable to a shareholder may be subject to "backup withholding" tax (currently at a rate of 28%) if such shareholder fails to provide the Fund with his or her correct taxpayer identification number, fails to make certain required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Foreign Taxes. Income received by the Fund also may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's assets at the close of its taxable year consists of stocks or securities of foreign corporations (which for this purpose should include obligations issued by foreign governments), the Fund will be eligible and intends to file an election with the IRS to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. If the Fund makes this election, a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his or her pro rata share of foreign taxes paid by the Fund, (ii) treat his or her pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his or her taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass-through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

          The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the IRS. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

United States Federal Income Taxation of the Fund
-------------------------------------------------

          The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

          Zero Coupon Treasury Securities. Under current federal tax law, the Fund will receive net investment income in the form of interest by virtue of holding Treasury bills, notes and bonds, and will recognize interest attributable to it under the original issue discount rules of the Code from holding zero coupon Treasury securities. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payment in cash on the security during the year. Accordingly, the Fund may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

          Options, Futures Contracts, and Forward Currency Exchange Contracts. Certain listed options, regulated futures contracts and forward currency exchange contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss, although the Fund may elect to have the gain or loss it realizes on certain contracts taxed as "section 988" gain or loss. Gain or loss realized by the Fund on forward currency exchange contracts generally will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts that are part of a "mixed straddle" (as described below) from the application of section 1256.

          With respect to over-the-counter put and call options, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or if an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

          Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options that have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

          Tax Straddles. Any option, futures contract, currency swap, forward currency exchange contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

          Currency Fluctuations -- Section 988 Gains and Losses. Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward currency exchange contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxation
--------------

          The Fund may be subject to other state and local taxes.

Taxation of Foreign Shareholders
--------------------------------

          The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on a shareholder that is a non-resident alien individual or foreign corporation may be substantially different. A foreign investor should therefore consult his or her own tax adviser for further information as to the United States federal income tax consequences of being a shareholder in the Fund.

--------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS

--------------------------------------------------------------------------------

          Subject to the general oversight of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of brokers and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.


          Neither the Fund nor the Adviser entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impracticable to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.


          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.


          The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund.


          The Fund may deal in some instances in securities that are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer that is not a member of the Exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.


          Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.


          Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

          The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

          The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. The Adviser may use such services for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. The Fund does not consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund. During the fiscal years ended September 30, 2004, 2005 and 2006, the Fund incurred $0 in brokerage commissions.


          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.


          The Adviser has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.


          The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by credit rating or security type, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.


          The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.


          Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.


          The Adviser has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with Alliance's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

--------------------------------------------------------------------------------

                               GENERAL INFORMATION

--------------------------------------------------------------------------------

Capitalization
--------------

          The Fund is a Maryland corporation organized in 1992 under the name of "Alliance North American Government Income Fund, Inc." The name became "Alliance Americas Government Income Trust, Inc." on March 1, 2002, "AllianceBernstein Americas Government Income Trust, Inc." on March 31, 2003 and "AllianceBernstein Global Government Income Trust, Inc." on February 1, 2006.

          The authorized capital stock of the Fund consists of 3,000,000,000 shares of Class A Common Stock, $.001 par value, 3,000,000,000 shares of Class B Common Stock, $.001 par value, 3,000,000,000 shares of Class C Common Stock, $.001 par value and 3,000,000,000 shares of Advisor Class Common Stock, $.001 par value. All shares of the Fund, when issued, are fully paid and non-assessable. The Board of Directors is authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Board in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a second portfolio, each share of either portfolio would normally be entitled to one vote for all purposes. Generally, shares of both portfolios would vote as a single series on matters, such as the election of Directors, that affect both portfolios in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law.

          A shareholder in the Fund will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current NAV of the Fund represented by the redeemed shares less any applicable CDSC. Each class of shares of the Fund has the same rights and is identical in all respects, except that each class bears its own distribution and transfer agency expenses. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 Plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of the Fund, are entitled to receive the net assets of the Fund. Certain additional matters relating to the Fund's organization are discussed in this SAI.

          The outstanding voting shares of the Fund as of January 6, 2007, consisted of 189,151,789 shares of common stock outstanding, of which 121,947,015 were Class A shares, 33,387,486 were Class B shares and 33,817,288 were Class C shares. To the knowledge of the Fund, the following persons owned of record, and no person owned beneficially, 5% or more of the outstanding shares of the Fund as of January 6, 2007:

                                                         No. of         % of
Name and Address                                         Shares         Class
----------------                                         ------         -----

Class A Shares
--------------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th St. - FL. 3
New York, NY  10001-2483                                  6,973,796      5.72%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                               13,100,522     10.74%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                                 7,111,027      5.83%

MLPF&S For the Sole Benefit of
  Its Customers
Attn:  Fund Admin
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL 32246-6484                              11,280,226      9.25%

Class B Shares
--------------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th St. - FL. 3
New York, NY  10001-2483                                  1,681,234      5.04%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                5,076,706     15.22%

First Clearing LLC
Special Custody Acct for the
Exclusive Benefit of Customer
10750 Wheat First Dr.
Glen Allen, VA 23060-9245                                 2,867,547      8.60%

MLPF&S For the Sole Benefit
  of Its Customers
Attn:  Fund Admin
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL  32246-6484                              3,474,876     10.42%

Class C Shares
--------------

Citigroup Global Markets
House Account
Attn:  Cindy Tempesta
333 W. 34th St. - FL. 3
New York, NY  10001-2483                                  2,407,440      7.12%

Pershing LLC
P.O. Box 2052
Jersey City, NJ 07303-2052                                2,624,093      7.76%

MLPF&S For the Sole Benefit of
  Its Customers
Attn:  Fund Admin
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL  32246-6484                              9,522,207     28.15%

Dean Witter Reynolds
Attn:  Mutual Fund Operations
2 Harborside Plaza 2nd Floor
Jersey City, NJ 07311                                     2,625,749      7.76%

Custodian
---------

          Brown Brothers Harriman & Co. ("Brown Brothers"), 40 Water Street, Boston, Massachusetts 02109, will act as custodian for the assets of the Fund but plays no part in deciding the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          ABI, an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of the shares of the Fund and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify ABI, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm
---------------------------------------------

          Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been appointed as the independent registered public accounting firm for the Fund.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone number shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

--------------------------------------------------------------------------------

                 FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

          The financial statements of the Fund for the fiscal year ended September 30, 2006 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Fund's annual report. The Fund's annual report was filed on Form N-CSR with the Commission on December 11, 2006. The annual report is available without charge upon request by calling ABIS at (800) 227-4618.

--------------------------------------------------------------------------------

                                   APPENDIX A:
                 DESCRIPTION OF OBLIGATIONS ISSUED OR GUARANTEED
                BY U.S. GOVERNMENT AGENCIES OR INSTRUMENTALITIES

--------------------------------------------------------------------------------

          FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

          FHA DEBENTURES--are debentures issued by the Federal Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

          GNMA CERTIFICATES--are mortgage-backed securities that represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

          FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

          FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

          FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

          STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES AND BONDS--are notes and bonds issued by the Student Loan Marketing Association.

          Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

--------------------------------------------------------------------------------

                                   APPENDIX B:
                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------

1.   Introduction


     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.


     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.


2.   Proxy Policies


     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:


     2.1. Corporate Governance


          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.


     2.2. Elections of Directors


          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.


     2.3. Appointment of Auditors


          AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.


     2.4. Changes in Legal and Capital Structure


          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.


     2.5. Corporate Restructurings, Mergers and Acquisitions


          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.


     2.6. Proposals Affecting Shareholder Rights


          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.


     2.7. Anti-Takeover Measures


          AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.


     2.8. Executive Compensation


          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.


     2.9. Social and Corporate Responsibility


          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.


3.   Proxy Voting Procedures


     3.1. Proxy Voting Committees


          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.


     3.2. Conflicts of Interest


          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
          (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.


          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.


     3.3. Proxies of Certain Non-US Issuers


          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.


          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.


     3.4. Loaned Securities


          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.


     3.5. Proxy Voting Records


          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call
          AllianceBernstein at (800) 227-4618.


SK 00250 0157 728433 v3

                                OTHER INFORMATION

ITEM 23.  Exhibits

     (a) Articles of Amendment and Restatement of Articles of Incorporation of the Registrant dated February 1, 2006 and filed February 23, 2006 - Filed herewith.



     (b) Amended and Restated By-Laws of the Registrant - Incorporated by reference of Exhibit 99.77Q1 of Registrant's Semi-Annual Report on Form NSAR-A (File No. 811-06554) filed with the Securities and Exchange Commission on May 30, 2006.

     (c)  Not applicable.

     (d) Form of Amended Advisory Agreement between the Registrant and AllianceBernstein L.P. - Filed herewith.


     (e) (1) Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Incorporated by reference to Exhibit No. 6(a) to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A (File Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on October 31, 1997.

          (2) Amendment to Distribution Services Agreement dated June 4, 1996 - Incorporated by reference to Exhibit No. 6 to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on October 31, 1996.

          (3) Form of Amendment to Distribution Services Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) - Filed herewith.


          (4) Form of Selected Dealer Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected dealers offering shares of Registrant - Incorporated by reference of Exhibit (e)(3) to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A (File Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on January 31, 2005.


          (5) Form of Selected Agent Agreement between AllianceBernstein Investments, Inc. (formerly known as Alliance Fund Distributors, Inc.) and selected agents making available shares of Registrant - Incorporated by reference of Exhibit (e)(4) to Post-Effective Amendment No. 32 of Registrant's Registration Statement on Form N-1A (File Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on January 31, 2005.

     (f)  Not applicable.

     (g) Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. - Incorporated by reference to Exhibit No. 8 to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A (File Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on October 31, 1997.

     (h) (1) Transfer Agency Agreement between the Registrant and Alliance Global Investor Services, Inc. - Incorporated by reference to Exhibit No. 9 to Post-Effective Amendment No. 16 of Registrant's Registration Statement on Form N-1A (File Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on October 31, 1997.


          (2) Form of Amendment to Transfer Agency Agreement between the Registrant and AllianceBernstein Investor Services, Inc. (formerly known as Alliance Fund Services, Inc.) - Filed herewith.

     (i)  Opinion and Consent of Seward & Kissel LLP - Filed herewith.

     (j) Consent of Independent Registered Public Accounting Firm - Filed herewith.

     (k)  Not applicable.

     (l)  Not applicable.

     (m)  Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

     (n) Amended and Restated Rule 18f-3 Plan dated September 30, 1996 - Incorporated by reference to Exhibit No. 18 to Post-Effective Amendment No. 14 of Registrant's Registration Statement on Form N-1A (File Nos. 33-45328 and 811-06554) filed with the Securities and Exchange Commission on October 31, 1996.

     (p) (1) Code of Ethics for the Fund - Incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 74 of the Registration Statement on Form N-1A of AllianceBernstein Bond Fund, Inc. (File Nos. 2-48227 and 811-2383), filed with the Securities and Exchange Commission on October 6, 2000, which is substantially identical in all material respects except as to the party which is the Registrant.

          (2) Code of Ethics for AllianceBernstein L.P. - Incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 4 of the Registration Statement on Form N-1A of The AllianceBernstein Pooling Portfolios (File Nos. 333-120487 and 811-21673), filed with the Securities and Exchange Commission on December 29, 2006.

     Other Exhibits:
     ---------------

     Powers of Attorney for: Marc O. Mayer, David H. Dievler, John H. Dobkin, Michael J. Downey, William H. Foulk, Jr., D. James Guzy, Nancy P. Jacklin, Marshall C. Turner, Jr. and Earl D. Weiner - Filed herewith.


ITEM 24.  Persons Controlled by or under Common Control with the Fund.

          None.

ITEM 25.  Indemnification

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Amendment and Restatement of Articles of Incorporation, filed as Exhibit (a),
          Article IX of the Registrant's Amended and Restated By-Laws filed as Exhibit (b) and Section 10 of the Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below.


          The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Amended and Restated Articles of Incorporation, and Article IX of the Registrant's Amended and Restated By-Laws, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in Section 4 of the Advisory Agreement incorporated by reference as Exhibit (d) to this Registration Statement, as set forth below.

          SECTION 2-418 OF THE MARYLAND GENERAL CORPORATION LAW READS AS
          FOLLOWS:

               2-418 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

                    (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

                    (2) "Corporation" includes any domestic or foreign
               predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

                    (3) "Expenses" include attorney's fees.

                    (4) "Official capacity" means the following:

               (i) When used with respect to a director, the office of director in the corporation; and

               (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

               (iii) "Official capacity" does not include service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

                    (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

                    (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                    (b)(1) A corporation may indemnify any director made a party to any proceeding by reason of service in that capacity unless it is established that:

               (i) The act or omission of the director was material to the matter giving rise to the proceeding; and

                    1. Was committed in bad faith; or

                    2. Was the result of active and deliberate dishonesty; or

               (ii) The director actually received an improper personal benefit in money, property, or services; or

               (iii) In the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

                    (2) (i) Indemnification may be against judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

               (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                    (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

               (ii) The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                    (4) A corporation may not indemnify a director or advance
               expenses under this section for a proceeding brought by that director against the corporation, except:

               (i) For a proceeding brought to enforce indemnification under this section; or

               (ii) If the charter or bylaws of the corporation, a resolution of the board of directors of the corporation, or an agreement approved by the board of directors of the corporation to which the corporation is a party expressly provide otherwise.

               (c) A director may not be indemnified under subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

               (d) Unless limited by the charter:

                    (1) A director who has been successful, on the merits or
               otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                    (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

               (i) If it determines a director is entitled to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

               (ii) If it determines that the director is fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                    (3) A court of appropriate jurisdiction may be the same
               court in which the proceeding involving the director's liability took place.

               (e)(1) Indemnification under subsection (b) of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                    (2) Such determination shall be made:

               (i) By the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

               (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or

               (iii) By the stockholders.

                    (3) Authorization of indemnification and determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                    (4) Shares held by directors who are parties to the
               proceeding may not be voted on the subject matter under this subsection.

                    (f)(1) Reasonable expenses incurred by a director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

               (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met; and

               (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                    (2) The undertaking required by subparagraph (ii) of
               paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                    (3) Payments under this subsection shall be made as provided by the charter, bylaws, or contract or as specified in subsection
               (e) of this section.

                    (g) The indemnification and advancement of expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                    (h) This section does not limit the corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                    (i) For purposes of this section:

                    (1) The corporation shall be deemed to have requested a
               director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                    (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                    (3) Action taken or omitted by the director with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                    (j) Unless limited by the charter:

                    (1) An officer of the corporation shall be indemnified as
               and to the extent provided in subsection (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                    (2) A corporation may indemnify and advance expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                    (3) A corporation, in addition, may indemnify and advance
               expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                    (k)(1) A corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                    (2) A corporation may provide similar protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                    (3) The insurance or similar protection may be provided by a subsidiary or an affiliate of the corporation.

                    (1) Any indemnification of, or advance of expenses to, a
               director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting.

ARTICLE EIGHTH OF THE REGISTRANT'S ARTICLES OF AMENDMENT AND RESTATEMENT OF ARTICLES OF INCORPORATION READS AS FOLLOWS:


               (1) To the maximum extent that Maryland law in effect from time to time permits limitation of the liability of directors and officers of a corporation, no present or former director or officer of the Corporation shall be liable to the Corporation or its stockholders for money damages.


               (2) The Corporation shall have the power, to the maximum extent permitted by Maryland law in effect from time to time, to obligate itself to indemnify, and to pay or reimburse reasonable expenses in advance of final disposition of a proceeding to, (a) any individual who is a present or former director or officer of the Corporation or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or any other enterprise from and against any claim or liability to which such person may become subject or which such person may incur by reason of his status as a present or former director or officer of the Corporation. The Corporation shall have the power, with the approval of the Board of Directors, to provide such indemnification and advancement of expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation.


               (3) The provisions of this Article EIGHTH shall be subject to the limitations of the Investment Company Act.


               (4) Neither the amendment nor repeal of this Article EIGHTH, nor the adoption or amendment of any other provision of the Charter or Bylaws inconsistent with this Article EIGHTH, shall apply to or affect in any respect the applicability of the preceding sections of this Article EIGHTH with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.


ARTICLE IX OF THE REGISTRANT'S AMENDED AND RESTATED BY-LAWS READS AS FOLLOWS:

To the maximum extent permitted by Maryland law in effect from time to time, the Corporation shall indemnify and, without requiring a preliminary determination of the ultimate entitlement to indemnification, shall pay or reimburse reasonable expenses in advance of final disposition of a proceeding to (a) any individual who is a present or former director or officer of the Corporation and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity or (b) any individual who, while a director or officer of the Corporation and at the request of the Corporation, serves or has served as a director, officer, partner or trustee of another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise and who is made or threatened to be made a party to the proceeding by reason of his or her service in any such capacity. The Corporation may, with the approval of its Board of Directors or any duly authorized committee thereof, provide such indemnification and advance for expenses to a person who served a predecessor of the Corporation in any of the capacities described in (a) or (b) above and to any employee or agent of the Corporation or a predecessor of the Corporation. The termination of any claim, action, suit or other proceeding involving any person, by judgment, settlement (whether with or without court approval) or conviction or upon a plea of guilty or nolo contendere, or its equivalent, shall not create a presumption that such person did not meet the standards of conduct required for indemnification or payment of expenses to be required or permitted under Maryland law, these Bylaws or the Charter. Any indemnification or advance of expenses made pursuant to this Article shall be subject to applicable requirements of the 1940 Act. The indemnification and payment of expenses provided in these Bylaws shall not be deemed exclusive of or limit in any way other rights to which any person seeking indemnification or payment of expenses may be or may become entitled under any bylaw, regulation, insurance, agreement or otherwise.


Neither the amendment nor repeal of this Article, nor the adoption or amendment of any other provision of the Bylaws or Charter inconsistent with this Article, shall apply to or affect in any respect the applicability of the preceding paragraph with respect to any act or failure to act which occurred prior to such amendment, repeal or adoption.


          The Advisory Agreement between Registrant and AllianceBernstein L.P. provides that AllianceBernstein L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect AllianceBernstein L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.


          The Distribution Services Agreement between the Registrant and AllianceBernstein Investments, Inc. ("ABI") (formerly known as Alliance Fund Distributors, Inc.) provides that the Registrant will indemnify, defend and hold ABI, and any person who controls it within the meaning of Section 15 of the Securities Act of 1933 (the "Securities Act"), free and harmless from and against any and all claims, demands, liabilities and expenses which ABI or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.


          The foregoing summaries are qualified by the entire text of Registrant's Articles of Amendment and Restatement of Articles of Incorporation and Amended and Restated By-Laws, the Advisory Agreement between Registrant and AllianceBernstein L.P. and the Distribution Services Agreement between Registrant and ABI which are Exhibits (a),
          (b), (d) and (e)(1), respectively, in response to Item 23 and each of which are incorporated by reference herein.

          Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officer and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

          In accordance with Release No. IC-11330 (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

ITEM 26.  Business and Other Connections of Investment Adviser.

          The descriptions of AllianceBernstein L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.


          The information as to the directors and executive officers of AllianceBernstein Corporation, the general partner of AllianceBernstein L.P., set forth in AllianceBernstein L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.

ITEM 27.  Principal Underwriters

          (a) ABI is the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. ABI also acts as Principal Underwriter or Distributor for the following investment companies:


          AllianceBernstein Balanced Shares, Inc.
          AllianceBernstein Blended Style Series, Inc.
          AllianceBernstein Bond Fund, Inc.
          AllianceBernstein Cap Fund, Inc.
          AllianceBernstein Emerging Market Debt Fund, Inc.
          AllianceBernstein Exchange Reserves
          AllianceBernstein Fixed-Income Shares, Inc.
          AllianceBernstein Focused Growth & Income Fund, Inc.
          AllianceBernstein Global Health Care Fund, Inc.
          AllianceBernstein Global Research Growth Fund, Inc.
          AllianceBernstein Global Strategic Income Trust, Inc.
          AllianceBernstein Global Technology Fund, Inc.
          AllianceBernstein Greater China '97 Fund, Inc.
          AllianceBernstein Growth and Income Fund, Inc.
          AllianceBernstein High Yield Fund, Inc.
          AllianceBernstein Institutional Funds, Inc.
          AllianceBernstein Intermediate California Municipal Portfolio(1) AllianceBernstein Intermediate Diversified Municipal Portfolio(1) AllianceBernstein Intermediate New York Municipal Portfolio(1) AllianceBernstein International Portfolio(1)
          AllianceBernstein International Growth Fund, Inc.
          AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large-Cap Growth Fund, Inc.
          AllianceBernstein Mid-Cap Growth Fund, Inc.
          AllianceBernstein Municipal Income Fund, Inc.
          AllianceBernstein Municipal Income Fund II
          AllianceBernstein Real Estate Investment Fund, Inc.
          AllianceBernstein Short Duration Portfolio
          AllianceBernstein Tax-Managed International Portfolio(1) AllianceBernstein Trust
          AllianceBernstein Utility Income Fund, Inc.
          AllianceBernstein Variable Products Series Fund, Inc.
          Sanford C. Bernstein Fund II, Inc.
          The AllianceBernstein Pooling Portfolios
          The AllianceBernstein Portfolios

----------
(1)  This is a retail Portfolio of Sanford C. Bernstein Fund, Inc.

          (b) The following are the Directors and Officers of ABI, the principal place of business of which is 1345 Avenue of the Americas, New York, New York, 10105.

                                     POSITIONS AND              POSITIONS AND
                                     OFFICES WITH               OFFICES WITH
NAME                                 UNDERWRITER                REGISTRANT
----                                 -----------                ----------

Directors
---------

Marc O. Mayer                       Executive Managing
                                    Director

Mark R. Manley                      Director

Ranjani Nagaswami                   Senior Managing
                                    Director and Chief
                                    Investment Officer


--------

Marc O. Mayer                       Executive Managing          President and
                                    Director                    Chief Executive
                                                                Officer

Ranjani Nagaswami                   Senior Managing
                                    Director and Chief
                                    Investment Officer

Frederic L. Bloch                   Executive Vice President
                                    and President, U. S.
                                    Sales

Richard A. Davies                   Executive Vice President
                                    and Managing Director

Gerald M. Lieberman                 Executive Vice President
                                    and Chief Operating
                                    Officer

Kurt H. Schoknecht                  Executive Vice President

Frank Speno                         Executive Vice President

Andrew L. Gangolf                   Senior Vice President and   Assistant
                                    Assistant General Counsel   Secretary

Emilie D. Wrapp                     Senior Vice President,      Secretary
                                    Assistant General Counsel
                                    and Assistant Secretary

Daniel A. Notto                     Senior Vice President,
                                    Counsel and Assistant
                                    Secretary

Christopher S. Alpaugh              Senior Vice President

Audie G. Apple                      Senior Vice President

Colin C. Aymond                     Senior Vice President

Steven R. Barr                      Senior Vice President and
                                    Assistant Secretary

Adam J. Beaudry                     Senior Vice President

Amy I. Belew                        Senior Vice President

Susan H. Burton                     Senior Vice President

Peter G. Callahan                   Senior Vice President

Russell R. Corby                    Senior Vice President

John W. Cronin                      Senior Vice President

Robert J. Cruz                      Senior Vice President

Jennifer M. DeLong                  Senior Vice President

David B. Edlin                      Senior Vice President

John C. Endahl                      Senior Vice President

Adam E. Engelhardt                  Senior Vice President

John Edward English                 Senior Vice President

Edward J. Farrell                   Senior Vice President and
                                    Controller

Eric W. Frasier                     Senior Vice President

Donald N. Fritts                    Senior Vice President

Kenneth L. Haman                    Senior Vice President

Joseph P. Healy                     Senior Vice President

Mary V. Kralis Hoppe                Senior Vice President

Scott Hutton                        Senior Vice President

Geoffrey L. Hyde                    Senior Vice President

Robert H. Joseph, Jr.               Senior Vice President and
                                    Assistant Treasurer

Victor Kopelakis                    Senior Vice President

Henry Michael Lesmeister            Senior Vice President

David W. Levi                       Senior Vice President

Eric L. Levinson                    Senior Vice President

James F. Lyons                      Senior Vice President and
                                    Regional/Regent

Matthew P. Mintzer                  Senior Vice President

Thomas F. Monnerat                  Senior Vice President

Joanna D. Murray                    Senior Vice President

Jeffrey A. Nye                      Senior Vice President

John J. O'Connor                    Senior Vice President

Danielle Pagano                     Senior Vice President

Catherine N. Peterson               Senior Vice President

Mark A. Pletts                      Senior Vice President

Stephen C. Scanlon                  Senior Vice President

John P. Schmidt                     Senior Vice President

Gregory K. Shannahan                Senior Vice President

Richard J. Sidell                   Senior Vice President

Andrew D. Strauss                   Senior Vice President

Peter J. Szabo                      Senior Vice President

Joseph T. Tocyloski                 Senior Vice President

David R. Turnbough                  Senior Vice President

Craig E. Welch                      Senior Vice President

Mark D. Gersten                     Vice President and          Treasurer and
                                    Treasurer                   Chief Financial
                                                                Officer

Patrick E. Ryan                     Vice President and
                                    Chief Financial Officer

Jane E. Ackerman                    Vice President

Albert J. Angelus                   Vice President

Margaret M. Bagley                  Vice President

Kenneth F. Barkoff                  Vice President

Peter J. Barron                     Vice President

William G. Beagle                   Vice President

Laura J. Beedy                      Vice President

Joseph J. Bilello                   Vice President

Gregory P. Best                     Vice President

Michael J. Bodnar                   Vice President

Richard A. Brink                    Vice President

Shaun D. Bromley                    Vice President

Brian Buehring                      Vice President

Thomas E. Callahan                  Vice President

Michele R. Cameron                  Vice President

Kevin T. Cannon                     Vice President

Daniel W. Carey                     Vice President

Christopher C. Cavanaugh            Vice President

Alice L. Chan                       Vice President

Candice (Foong-Kuen) Choy           Vice President

Flora Chuang                        Vice President

Kyle E. Clapp                       Vice President

Michael F. Connell                  Vice President

Joseph D. Connell, Jr.              Vice President

Kenneth J. Connors                  Vice President

Michael C. Conrath                  Vice President

Dwight P. Cornell                   Vice President

Robert A. Craft                     Vice President

Michael R. Crimmins                 Vice President

David E. Crowdus                    Vice President

John D. Curry                       Vice President

Brett E. Dearing                    Vice President

Raymond A. Decker                   Vice President

Stephen J. Dedyo                    Vice President

Aaron E. Deedon                     Vice President

Christine M. Dehil                  Vice President

Darren K. DeSimone                  Vice President

Janet B. DiBrita                    Vice President

Ronald G. Dietrich                  Vice President

Carmela Di Meo                      Vice President

Joseph T. Dominguez                 Vice President

Paul D. Eck                         Vice President

Robert E. Emrich                    Vice President

Bernard J. Eng                      Vice President

Daniel Ennis                        Vice President

Michael J. Eustic                   Vice President

Antonio Fernandez Gutierrez         Vice President

Matthew G. Fetchko                  Vice President

Michael F. Foy                      Vice President

Richard Fraelick                    Vice President

Kevin T. Gang                       Vice President

Daniel P. Gangemi                   Vice President

Christine E. Gaze                   Vice President

Mark A. Gessner                     Vice President

Thomas R. Graffeo                   Vice President

Matthew M. Green                    Vice President

John G. Hansen                      Vice President

Michael S. Hart                     Vice President

Eric M. Hirschfeld                  Vice President

Melanie M. Hoppe                    Vice President

George R. Hrabovsky                 Vice President

David A. Hunt                       Vice President

Dinah J. Huntoon                    Vice President

Anthony D. Ialeggio                 Vice President

Eric S. Indovina                    Vice President

Theresa Iosca                       Vice President

Oscar J. Isoba                      Vice President

Kumar Jagdeo II                     Vice President

Kevin D. Kelly                      Vice President

Christopher W. Kilroy               Vice President

Jung M. Kim                         Vice President

Joseph B. Kolman                    Vice President

Ted R. Kosinski                     Vice President

Jeffrey J. Lamb                     Vice President

Christopher J. Larkin               Vice President

Laurel E. Lindner                   Vice President

James M. Liptrot                    Vice President and
                                    Assistant Controller

Armando C. Llanes                   Vice President

Christine A. Long                   Vice President

Jason N. Longo                      Vice President

Montana W. Low                      Vice President

Todd M. Mann                        Vice President

Silvia Manz                         Vice President

Osama Mari                          Vice President

Shannon M. Massey                   Vice President

Joseph R. McLean                    Vice President

Shaun C. McDonald                   Vice President

Kevin M. McGarry                    Vice President

Daniel K. McGouran                  Vice President

Craig S. McKenna                    Vice President

Troy E. Mosconi                     Vice President

Paul S. Moyer                       Vice President

Wendy Kam Mui Li                    Vice President

John F. Multhauf                    Vice President

Andrew C. Murphy                    Vice President, Chief
                                    Compliance Officer and
                                    Assistant Secretary

Sharon E. Murphy                    Vice President

Jamie A. Nieradka                   Vice President

Suzanne E. Norman                   Vice President

Timothy J. O'Connell                Vice President

Joseph D. Ochoa                     Vice President

John J. Onofrio                     Vice President and
                                    Assistant Treasurer

David D. Paich                      Vice President

Todd P. Patton                      Vice President

Leo J. Peters IV                    Vice President

Thomas C. Pfeifer                   Vice President

John D. Prosperi                    Vice President

Carol H. Rappa                      Vice President

Juhi Rathee                         Vice President

Michelle T. Rawlick                 Vice President

Heidi A. Richardson                 Vice President

James A. Rie                        Vice President

Joseph P. Rodriguez                 Vice President

Miguel A. Rozensztroch              Vice President

Cynthia A. Sachs                    Vice President

Michael D. Sanders                  Vice President

Thomas E. Sawyer                    Vice President

Gordon R. Schonfeld                 Vice President

Joy R. Seijas                       Vice President

Stuart L. Shaw                      Vice President

Daniel S. Shikes                    Vice President

Karen Sirett                        Vice President

Rayandra E. Slonina                 Vice President

Elizabeth M. Smith                  Vice President

Ben H. Stairs                       Vice President

Eileen Stauber                      Vice President

Jason P. Stevens                    Vice President

Brian D. Stokes                     Vice President

Michael B. Thayer                   Vice President

Jay D. Tini                         Vice President

Elizabeth K. Tramo                  Vice President

James R. Van Deventer               Vice President

Elsia M. Vasquez                    Vice President

Thomas M. Vitale                    Vice President

Marie R. Vogel                      Vice President

Wayne W. Wagner                     Vice President

Mark E. Westmoreland                Vice President

Paul C. Wharf                       Vice President

Christian G. Wilson                 Vice President

Joanna Wong                         Vice President

Alissa M. Worley                    Vice President

Jennifer M. Yi                      Vice President

Kimberly D. Alfano                  Assistant Vice
                                    President

Moshe Aronov                        Assistant Vice
                                    President

Jire J. Baran                       Assistant Vice
                                    President

DeAnna D. Beedy                     Assistant Vice
                                    President

Roy C. Bentzen                      Assistant Vice
                                    President

Gian D. Bernardi                    Assistant Vice
                                    President

Susan J. Bieber                     Assistant Vice
                                    President

Brandon W. Born                     Assistant Vice
                                    President

Mark S. Burns                       Assistant Vice
                                    President

Maria Carreras                      Assistant Vice
                                    President

Judith A. Chin                      Assistant Vice
                                    President

Robyn L. (Cohen) Barger             Assistant Vice
                                    President

Kimberly A. Collins                 Assistant Vice
                                    President

John M. D'Agostino                  Assistant Vice
                                    President

Lauren B. Danziger                  Assistant Vice
                                    President

Raymond L. DeGrazia                 Assistant Vice
                                    President

Nina M. DeLeon                      Assistant Vice
                                    President

Ralph A. DiMeglio                   Assistant Vice
                                    President

Diana Eriksen                       Assistant Vice
                                    President

Jessica M. Fernandez                Assistant Vice
                                    President

Robert A. Fiorentino                Assistant Vice
                                    President

Lydia A. Fisher                     Assistant Vice
                                    President

Jose R. Garcia                      Assistant Vice
                                    President

Jodi E. Gesten                      Assistant Vice
                                    President

Michele J. Giangrande               Assistant Vice
                                    President

Stephanie Y. Giaramita              Assistant Vice
                                    President

Raniero J. Gimeno                   Assistant Vice
                                    President

Christopher T. Gorab                Assistant Vice
                                    President

Michael F. Greco                    Assistant Vice
                                    President

Friederike Grote                    Assistant Vice
                                    President

John J. Gulino                      Assistant Vice
                                    President

Kelly P. Guter                      Assistant Vice
                                    President

Terry L. Harris                     Assistant Vice
                                    President

Junko Hisamatsu                     Assistant Vice
                                    President

Melanie M. Hoppe                    Assistant Vice
                                    President

Arthur F. Hoyt, Jr.                 Assistant Vice
                                    President

Grace Huaman                        Assistant Vice
                                    President

Joseph D. Kearney                   Assistant Vice
                                    President

Elizabeth E. Keefe                  Assistant Vice
                                    President

Junko Kimura                        Assistant Vice
                                    President

Stephen J. Laffey                   Assistant Vice              Assistant
                                    President and Counsel       Secretary

Gina L. Lemon                       Assistant Vice
                                    President

Jonathan M. Liang                   Assistant Vice
                                    President

Evamarie C. Lombardo                Assistant Vice
                                    President

Edward R. Lupo                      Assistant Vice
                                    President

Jennifer L. Magill                  Assistant Vice
                                    President

Mark J. Maier                       Assistant Vice
                                    President

Matthew J. Malvey                   Assistant Vice
                                    President

Danielle F. Marx                    Assistant Vice
                                    President

David L. Mauer                      Assistant Vice
                                    President

Christine M. McQuinlan              Assistant Vice
                                    President

Assimina Morales                    Assistant Vice
                                    President

Christina A. Morse                  Assistant Vice              Assistant
                                    President and Counsel       Secretary

Jennifer A. Mulhall                 Assistant Vice
                                    President

Jason S. Muntner                    Assistant Vice
                                    President

Sharon E. Murphy                    Assistant Vice
                                    President

Isabella Nunes                      Assistant Vice
                                    President

Margaret G. O'Neill                 Assistant Vice
                                    President

Alex E. Pady                        Assistant Vice
                                    President

Brian W. Paulson                    Assistant Vice
                                    President

Ling Shan E. Phua                   Assistant Vice
                                    President

Neal B. Picker                      Assistant Vice
                                    President

Joseph J. Proscia                   Assistant Vice
                                    President

Mark A. Quarno                      Assistant Vice
                                    President

Marc S. Reed                        Assistant Vice
                                    President

Peter V. Romeo                      Assistant Vice
                                    President

Francis W. Ross                     Assistant Vice
                                    President

Randi E. Rothstein                  Assistant Vice
                                    President

Jessica M. Rozman                   Assistant Vice
                                    President

Daniel A. Rudnitsky                 Assistant Vice
                                    President

Shane M. Sanders                    Assistant Vice
                                    President

Kristin M. Seabold                  Assistant Vice
                                    President

Jennifer E. Scherz                  Assistant Vice
                                    President

Melissa L. Shemanski                Assistant Vice
                                    President

Michelle M. Siddons                 Assistant Vice
                                    President

Praveen Singh                       Assistant Vice
                                    President

Orlando Soler                       Assistant Vice
                                    President

Kurt W. Stam                        Assistant Vice
                                    President

Nancy D. Testa                      Assistant Vice
                                    President

Kai T. Tham                         Assistant Vice
                                    President

William Tohme                       Assistant Vice
                                    President

Ellen Tobin                         Assistant Vice
                                    President

Kari-Anna Towle                     Assistant Vice
                                    President

Kayoko Umino                        Assistant Vice
                                    President

Laurence Vandecasteele              Assistant Vice
                                    President

Cory A. Weiser                      Assistant Vice
                                    President

Eric J. Wright                      Assistant Vice
                                    President

Thomas M. Zottner                   Assistant Vice
                                    President

Mark R. Manley                      Secretary

Colin T. Burke                      Assistant Secretary

Adam R. Spilka                      Assistant Secretary

          (c)  Not applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of AllianceBernstein Investor Services, Inc., P.O. Box 786003, San Antonio, Texas 78278-6003 and at the offices of Brown Brothers Harriman & Co., the Registrant's Custodian, 40 Water Street, Boston, MA, 02109. All other records so required to be maintained are maintained at the offices of AllianceBernstein L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings

          Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness to this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 35 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York and the State of New York, on the 31st day of January, 2007.

                                        ALLIANCEBERNSTEIN GLOBAL GOVERNMENT
                                        INCOME TRUST, INC.


                                        By: /s/ Marc O. Mayer*
                                            ------------------
                                                Marc O. Mayer
                                                President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 35 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

     Signature                      Title                      Date
     ---------                      -----                      ----

1.   Principal
     Executive Officer:

     /s/ Marc O. Mayer*             President and              January 31, 2007
     -----------------              Chief Executive
         Marc O. Mayer              Officer

2.   Principal Financial and
     Accounting Officer:

     /s/ Joseph J. Martineo         Treasurer and              January 31, 2007
     ----------------------         Chief Financial
         Joseph J. Martineo         Officer

3.   All of the Directors:

     Marc O. Mayer*
     David H. Dievler*
     John H. Dobkin*
     Michael J. Downey*
     William H. Foulk, Jr.*
     D. James Guzy*
     Nancy P. Jacklin*
     Marshall C. Turner, Jr.*
     Earl D. Weiner *


*By: /s/ Andrew L. Gangolf                                     January 31, 2007
     ---------------------
         Andrew L. Gangolf
         (Attorney-in-Fact)

                                Index to Exhibits
                                -----------------

Exhibit No.         Description of Exhibits
-----------         -----------------------

(a)                 Articles of Amendment and Restatement to Articles of
                    Incorporation


(d)                 Form of Amendment to Advisory Agreement


(e)(3)              Form of Amendment to Distribution Services Agreement


(h)(2)              Form of Amendment to Transfer Agency Agreement

(i)                 Opinion and Consent of Seward & Kissel LLP

(j)                 Consent of Independent Registered Public Accounting Firm

Other Exhibits      Powers of Attorney

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